          As filed with the Securities and Exchange Commission on April 12, 2013

                                             1933 Act Registration No. 333-04999

                                             1940 Act Registration No. 811-07645

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 23 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 37 /X/

                  Lincoln National Variable Annuity Account L
                           (Exact Name of Registrant)

                       Group Variable Annuity I, II & III

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2013, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln National Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802

Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441
www.LincolnFinancial.com


This prospectus describes a group annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value , and as permitted by the plan, to provide retirement income over a certain period of time, or for life, subject to certain conditions. If the Annuitant dies before the Annuity Commencement Date, a Death Benefit may be payable.

If the Contractowner gives certain rights to Plan Participants, we issue active life certificates to them. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If a Participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a Participant puts all or some contributions into one or more of the contract's Subaccounts, the Participant takes all the investment risk on the Account Value and the retirement income. If the selected Subaccounts make money, Account Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected Subaccounts. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio*

American Century Variable Portfolios, Inc. (Class I):
     Balanced Fund

American Century Variable Portfolios II, Inc. (Class I):
     Inflation Protection Fund*

American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class I):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series

Delaware VIP (Reg. TM) Trust (Standard Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series

Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Opportunistic Small Cap Portfolio*
     Dreyfus Stock Index Fund, Inc.*

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*

DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio
     Fidelity (Reg. TM) Equity-Income Portfolio*
     Fidelity (Reg. TM) Growth Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio

Janus Aspen Series (Institutional Shares):
     Janus Aspen Global Research Portfolio
     (formerly Janus Aspen Worldwide Portfolio)

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP BlackRock Inflation Protection Bond Fund
   LVIP Clarion Global Real Estate Fund
     (formerly LVIP Cohen & Steers Global Real Estate Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund

     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Global Income Fund
     LVIP Mondrian International Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
   LVIP SSgA Global Tactical Allocation RPM Fund
     (formerly LVIP SSgA Global Tactical Allocation Fund)
     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth
     LVIP UBS Large Cap Growth RPM Fund
     (formerly LVIP Janus Capital Appreciation Fund)
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile 2050 Fund
     LVIP Protected Profile Conservative Fund
     LVIP Protected Profile Growth Fund

     LVIP Protected Profile Moderate Fund

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio*
     Large Cap Value Portfolio

T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio

* It is currently anticipated that on or about May 17, 2013, we will close and replace these investment options. See the Description of the Funds section for further information.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)"," Standard & Poor's 500
     (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2013

Table of Contents




Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  6
The Lincoln National Life Insurance Company                  8
Fixed Side of the Contract                                   9
Variable Annuity Account (VAA)                               9
Investments of the VAA                                       9
Charges and Other Deductions                                14
The Contracts                                               17
 Purchase of the Contracts                                  17
 Transfers On or Before the Annuity Commencement Date       19
 Death Benefit Before the Annuity Commencement Date         21
 Withdrawals                                                22
 Annuity Payouts                                            24
Distribution of the Contracts                               25
Federal Tax Matters                                         26
Additional Information                                      29
 Voting Rights                                              29
 Return Privilege                                           30
 Other Information                                          30
 Legal Proceedings                                          30
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account L             32
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


Account or Variable Annuity Account (VAA)-The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select .

Annuity Payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Beneficiary-The person or entity designated by the Participant to receive any Death Benefit paid if the Participant dies before the Annuity Commencement Date.


Contractowner-The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions-Amounts paid into the contract.


Death Benefit-Before the Annuity Commencement Date, the amount payable to a designated Beneficiary if a Participant dies.


FINRA-Financial Industry Regulatory Authority.


Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.


Participant-An employee or other person affiliated with the Contractowner on whose behalf we maintain an account under the contract.

Participant Year-A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.


Plan-The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC-Securities and Exchange Commission.


Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.

Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner/Participant Transaction Expenses for GVA I, II & III:



The maximum surrender charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):




 GVA I      GVA II      GVA III
-------    --------    --------
  5%*        6%*         None


* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.



The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.


Annual account fee (per Participant): $25


Loan establishment fee (per loan): $50

Systematic withdrawal option fee: $30


The annual fee may be paid by an employer on behalf of Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Separate Account L expenses for GVA I, II, & III Subaccounts (as a percentage of average daily net assets in the Subaccounts):




      "standard" mortality and expense risk charge......    1.00%
      "breakpoint" mortality and expense charge*........     .75%


* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.25%     1.91%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.25%     1.60%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.

EXAMPLES


This Example is intended to help Contractowners or Participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/Participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




                               1 year   3 years   5 years   10 years
                              -------- --------- --------- ---------
      GVA I Standard*........   $810    $1,450    $2,115    $3,412
      GVA II Standard*.......   $912    $1,556    $2,226    $3,656
      GVA III Standard*......   $296    $  907    $1,543    $3,252


2) If you do not surrender your contract at the end of the applicable time period:




                               1 year   3 years   5 years   10 years
                              -------- --------- --------- ---------
      GVA I Standard*........   $300      $918    $1,562    $3,290
      GVA II Standard*.......   $300      $918    $1,562    $3,290
      GVA III Standard*......   $296      $907    $1,543    $3,252


* Examples shown may be less for plans qualifying for "breakpoint" mortality and expense risk charge.

The Expense Tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.


For more information, See - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, See Distribution of the Contracts.




Summary of Common Questions

What kind of contract is this? It is a group variable annuity contract between the Contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How do the contracts work? If we approve the application, we will send the Contractowner a contract. When Participants make Contributions, they buy Accumulation Units. If the Participant decides to receive retirement income payments, we convert Accumulation Units to Annuity Units. Retirement income payments will be based on the number of Annuity Units received and the value of each Annuity Unit on payout days. See - The Contracts and Annuity Payouts.

What charges do I pay under the contract?


If Participants in GVA I or GVA II withdraw account values, a surrender charge of 0-5% or 0-6%, respectively, of the gross withdrawal amount applies depending upon how many participation years the Participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge for GVA I and GVA II.


There is no surrender charge for GVA III.


We charge an annual account fee charge of $25 per Participant Account. We will deduct any applicable premium tax from contributions or Account Value at the time the tax is incurred or at another time we choose or a time as required by law.



We apply a charge to the daily net asset value of the VAA and those charges are:



      "standard" mortality and expense risk charge......    1.00%
      "breakpoint" mortality and expense charge*........     .75%


See - Charges and Other Deductions.


The funds' investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. See The Contracts - Contributions.

How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts - Death Benefit.

May Participants transfer Account Value between Subaccounts, and between the VAA and the fixed account? Before the Annuity Commencement Date, yes, subject to the terms of the Plan. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a Participant withdraw Account Value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any Plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III the following restrictions apply:
 o a Participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the Participant intends to liquidate his or her fixed Account Value;

 o liquidation of the entire fixed account value must be over 5 annual installments. See Fixed Account Withdrawal/Transfer Limits for GVA III.


The Contractowner must also approve Participant withdrawals under Section 401(a) plans and plan subject to Title I of ERISA. Certain charges may apply. See - Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do Participants get a free look at their certificates? A Participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the Participant receives the certificate. The Participant needs to give notice to our Servicing Office. See - Return Privilege.

Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.




Investment Results

The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.

The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods.

This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.


Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Fixed Side of the Contract

The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A Contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.


ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.


Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.




Variable Annuity Account (VAA)

On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.




Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds


Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


We currently anticipate closing and replacing the following funds on or about May 17, 2013:
 o AllianceBernstein VPS Growth and Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o American Century VP Inflation Protection Fund with LVIP BlackRock Inflation Protected Bond Fund
 o Dreyfus Stock Index Fund with LVIP SSgA S&P 500 Index Fund
 o Dreyfus VIF Opportunistic Small Cap Portfolio with LVIP SSgA Small-Cap Index Fund
 o DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
 o DWS Small Cap Index VIP Portfolio with LVIP SSgA Small-Cap Index Fund
 o Fidelity VIP Equity-Income Portfolio with LVIP SSgA S&P 500 Index Fund
 o Neuberger Berman AMT Mid-Cap Growth Portfolio with LVIP SSgA S&P 500 Index
Fund



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.


American Century Variable Portfolios, Inc., advised by American Century
    Investment Management, Inc.

  o Balanced Fund: Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.


American Century Variable Portfolios II, Inc., advised by American Century
    Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return using a strategy that seeks to protect against U.S. inflation.


American Funds Insurance Series (Reg. TM), advised by Capital Research and Management Company


  o Global Growth Fund: Long-term growth of capital.


  o Growth Fund: Capital growth.


  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC.


  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Maximum long-term total return consistent with reasonable risk.

  o High Yield Series: Total return and, as a secondary objective, high current income.

  o REIT Series: Maximum long-term total return, with capital appreciation as a secondary objective.

  o Small Cap Value Series: Capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.



Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation


  o Opportunistic Small Cap Portfolio: Capital growth.

  o Stock Index Fund, Inc.: To match the total return of the Standard & Poor's (Reg. TM) 500 Composite Stock Price Index (S&P 500 (Reg. TM) Index).
    (Sub-advised by Mellon Capital Management Corporation)


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and sub-advised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg. TM) Index"), which emphasizes stocks of large US companies.
     (Sub-advised by Northern Trust Investments, Inc.)

  o DWS Small Cap Index VIP: To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
     (Sub-advised by Northern Trust Investments, Inc.)


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and sub-advised by RREEF America, L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and sub-advised by FMR Co., Inc.


  o Asset Manager Portfolio: High total return.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.


  o Equity-Income Portfolio: Reasonable income with consideration of the potential for capital appreciation.

  o Growth Portfolio: To achieve capital appreciation.



Janus Aspen Series, advised by Janus Capital Management LLC


  o Global Research Portfolio: Long-term growth of capital.
     (formerly Worldwide Portfolio)

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)


  o LVIP BlackRock inflation Protected Bond Fund: To maximize real return, consistent with preservation of real capital and prudent investment management.
     (Sub-advised by BlackRock Financial Management)

  o LVIP Clarion Global Real Estate Fund: Total return through a combination of current income and long-term capital appreciation.
    (Sub-advised by CBRE Clarion Securities LLC)
    (formerly LVIP Cohen & Steers Global Real Estate Fund)

  o LVIP Delaware Bond Fund: Maximum current income (yield) consistent with a prudent investment strategy.
     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth
     (Sub-advised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund: A combination of current income and preservation of capital with capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund: Capital appreciation with current income as a secondary objective.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: To maximize long-term capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with the preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
    (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP SSgA Bond Index Fund: To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: To maximize long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation RPM Fund: Long-term growth of capital; a fund of funds.
    (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP SSgA Global Tactical Allocation Fund)

  o LVIP SSgA International Index Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
    (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.**

  o LVIP SSgA Small-Cap Index Fund : To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index*, which emphasizes stocks of small U.S. companies.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: To maximize capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP UBS Large Cap Growth RPM Fund: Long-term growth of capital in a manner consistent with the preservation of capital.
    (Sub-advised by UBS Global Asset Management (Americas) Inc.)
     (formerly LVIP Janus Capital Appreciation Fund)

  o LVIP Protected Profile 2010 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2020 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile 2050 Fund: The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP Protected Profile Growth Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP Protected Profile Moderate Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc. and sub-advised by Neuberger Berman LLC.

  o Large Cap Value Portfolio: Long-term growth of capital.

  o Mid-Cap Growth Portfolio: Growth of capital.



T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.


  o T. Rowe Price International Stock Portfolio: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.


The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.



Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or Participants as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.


We also may:

 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
 o maintaining records;

 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that Death Benefits paid will exceed the actual Contract Value;

 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.



Annual Contract Fee


During the accumulation period, we currently deduct $25 (or the balance of the Participant's account, if less) per year from each Participant's Account Value on the last business day of the month in which a Participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a Participant's account if the Participant's account is totally withdrawn. The charge may be increased or decreased.



Surrender Charge for GVA I and GVA II*


Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a Participant's account balance during the accumulation period as follows:




During Participation Year    GVA I   GVA II
--------------------------- ------- -------
  1-5......................   5%      6%
  6........................   5%      3%
  7........................   4%      3%
  8........................   3%      3%
  9........................   2%      3%
  10.......................   1%      3%
  11-15....................   0%      1%
  16 and later.............   0%      0%

* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the Subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on Death Benefits, or on account balances converted to an Annuity Payout option. For any Participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the Participant's account.



Fixed Account Withdrawal/Transfer Limits for GVA III


GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a Participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.



Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                         Percentage of Fixed
                                          Account Available
Year Request Received by Lincoln Life       Under GVA III
--------------------------------------- --------------------
      1................................            20%
      2................................            25%
      3................................         33.33%
      4................................            50%
      5................................           100%


Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional Contributions by a Participant that notifies us of their intention to liquidate their fixed account balance and stop Contributions to the contract. In addition, at contract termination certain 403(b) GVA III contracts offer lump sum payouts from the fixed account which may have a market value adjustment. Lump sum payouts will never be less than net contributions accumulated at an annual effective rate of 3%.



Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits


Under certain conditions, a Participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the Contractowner may or may not make available under the contracts:





        Standard conditions                                       Optional conditions
        --------------------------------------------------------- --------------------------------------------------------
GVA I   o the Participant has attained age 591/2                  o the Participant has separated from service with their
                                                                  employer and is at least 55 years of age
        o the Participant has died                                o the Participant is experiencing financial hardship
        o the Participant has incurred a disability (as defined
        under the contract)

           Standard conditions                                       Optional conditions
           --------------------------------------------------------- --------------------------------------------------------
           o the Participant has separated from service with their
                                                                     --------------------------------------------------------
           employer
           ---------------------------------------------------------
 GVA II    o the Participant has attained age 591/2                  o the Participant has separated from service with their
                                                                     employer
           o the Participant has died                                o the Participant is experiencing financial hardship
           o the Participant has incurred a disability (as defined
           under the contract)
           o the Participant has separated from service with their
                                                                     --------------------------------------------------------
           employer and is at least 55 years of age
           ---------------------------------------------------------
 GVA III   o the Participant has attained age 591/2                  o the Participant has separated from service with their
                                                                     employer and is at least 55 years of age
           o the Participant has died
           o the Participant has incurred a disability (as defined
           under the contract)
           o the Participant has separated from service with their
           employer
           o the Participant is experiencing financial hardship*




* A GVA III Contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a Contractowner may also elect an optional contract provision that permits Participants to make a withdrawal once each Contract Year of up to 20% of the Participant's account balance without a surrender charge.

A Contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.



Deductions from the VAA for GVA I, II & III



For the base contract, we apply to the average daily net asset value of the Subaccounts, a charge which is equal to an annual rate of:




      "standard" mortality and expense risk charge......    1.00%
      "breakpoint" mortality and expense charge*........     .75%

* Only certain contract or plans are eligible for a breakpoint charge. See - Charges and Other Deductions.

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Contracts eligible for the lower, or "breakpoint", mortality and expense risk charge are those contracts which, either individually or in combination with other contracts under the same employer group or association, either at issue or after issue and at the end of a calendar quarter, satisfy eligibility criteria anticipated to result in lower issue and administrative costs for us over time. Such criteria include, for example, expected size of account value and contributions, administrative simplicity, and/or limited competition. For contracts not eligible for the lower mortality and risk expense charge at issue, the lower charge will be implemented no later than the calendar quarter-end Valuation Date following the end of the calendar quarter in which the contract becomes eligible for the lower charge. We periodically modify the criteria for eligibility. Modifications will not be unfairly discriminatory against any person. Contact your agent for our current eligibility criteria.



Special Arrangements


The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract or by election impose this charge only on Particpants with account balances in the VAA. Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.


Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.


The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.



Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts

A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.



Initial Contributions


When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant's participation date will be the date we deposited the Participant's Contribution into the pending allocation account.

We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.


Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.

Contributions

Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.

Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover Contributions.

Section 830.205 of the Texas Education Code provides that employer or state Contributions (other than salary reduction Contributions) on behalf of Participants in the Texas Optional Retirement Program (ORP) vest after one year of participation in the program. We will return employer Contributions to the Contractowner for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first Participation Year in the ORP, ORP Participants may only direct employer and state Contributions to the fixed account.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a Contribution, we will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions will be reversed and the party responsible for the invalid Contribution must reimburse us for any losses or expenses resulting from the invalid Contribution.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date


Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.



Allocation of Contributions


The Contractowner forwards Contributions to us, specifying the amount being contributed on behalf of each Participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's Subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written Participant instructions and subject to the Plan. The Contribution allocation percentage to the Subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units


Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date

Subject to the terms of a Plan, a Participant may transfer all or a portion of the Participant's account balance from one Subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.



Market Timing


Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


We do not permit transfers of a Participant's account balance after the Annuity Commencement Date.



Additional Services


There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the Subaccounts. This service is only available for GVA III Participants.

The account sweep service allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice. Beginning May 1, 2010, this service will no longer be available unless the Contractowner has enrolled in this service prior to this date.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of Account Value allocated to each Subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.



Death Benefit Before the Annuity Commencement Date


The payment of Death Benefits is governed by the applicable plan and the tax code. In addition, no payment of Death Benefits provided upon the death of the Participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The Participant may designate a Beneficiary during the Participant's lifetime and change the Beneficiary by filing a written request with us. Each change of Beneficiary revokes any previous designation.

If the Participant dies before the Annuity Commencement Date, the Death Benefit paid to the Participant's designated Beneficiary will be the greater of: (1) the net contributions; or (2) the Participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the Participant's death within six months of such death, we pay the Beneficiary the amount in (2).

We determine the value of the Death Benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the Participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a Death Benefit is payable, the Beneficiary may elect to receive payment of the Death Benefit either in the form of a lump sum settlement or an Annuity Payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. If no election is made within 60 days after we receive satisfactory notice of the Participant's death, we will pay a lump sum settlement to the Beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient will be charged a fee for a stop payment or if a check is returned for insufficient funds.


Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits.

Under qualified contracts, if the Beneficiary is someone other than the spouse of the deceased Participant, the tax code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.


Other rules apply to non-qualified annuities. See "Federal Tax Matters."


If there is no living named Beneficiary on file with us at the time of a Participant's death and unless the plan directs otherwise, we will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the Participant's death. In such case, the value of the Death Benefit will be determined as of the end of the Valuation Period during which we receive due proof of death, and the lump sum Death Benefit generally will be paid within seven days of that date.



Withdrawals


Before the Annuity Commencement Date and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions - Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of Account Value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only Participants with no outstanding loans can make a total withdrawal. A total withdrawal of a Participant's account will occur when (a) the Participant or Contractowner requests the liquidation of the Participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining Participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the Contractowner resumes Contributions on behalf of a Participant after a total withdrawal, the Participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a Participant's account balance will occur when less than a total withdrawal is made from a Participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal Beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal

Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A Participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program. Under certain contracts Participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The Participant must complete the forms we require to elect this option. We will base our calculation solely on the Participant's Account Value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988, can only be made if the Participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a Participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the Contractowner on behalf of a Participant. All withdrawal requests will require the Contractowner's written authorization and written documentation specifying the portion of the Participant's account balance which is available for distribution to the Participant.

As required by Section 830.105 of the Texas Education Code, withdrawal requests by Participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 701/2. A participant in an ORP contract is required to obtain a certificate of termination from the Participant's employer before a withdrawal request can be granted.

For withdrawal requests (other than transfers to other investment vehicles) by Participants under plans not subject to Title I of ERISA and non-401(a) plans, the Participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A Participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


Loans


If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A Participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.



Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);

 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect Contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a Participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership


Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts


As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the Participant's account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.


We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.


Annuity Options


Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner (or Participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity Payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an Annuitant or Beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.


General Information


Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity Payout options are only available if consistent with the contract, the Plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.



Annuity Payout Calculation


Fixed Annuity Payouts are determined by dividing the Participant's annuity conversion amount in the fixed account as of the initial Annuity Payout calculation date by the applicable annuity conversion factor (in the contract) for the Annuity Payout option selected.



Variable Annuity Payouts


Variable Annuity Payouts will be determined using:
 o The Participant's annuity conversion amount in the VAA as of the initial Annuity Payout calculation date;

 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then


2. Credit the retired life certificate with a specific number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each Annuity Payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, Annuity Payouts will decrease. There is a more complete explanation of this calculation in the SAI.




Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2012 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts


Qualified retirement plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)

 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.


If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.


Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.


Investments in the VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant's specific circumstances (e.g., the Participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 70 1/2 or retire, if later as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 1/2 or retirement.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.


Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions (RMDs)


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or annuity payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the tax law)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse Beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

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                                                                              31

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Group Variable Annuity Account Contracts I, II, & III










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L (Group Variable Annuity Contracts I, II & III).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340

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                                                                              33

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).




                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2003  .          3.016        4.294           622            3.033        4.329           13
2004  .          4.294        4.467           624            4.329        4.515           21
2005  .          4.467        4.584           528            4.515        4.645           16
2006  .          4.584        4.919           502            4.645        4.997           16
2007  .          4.919        5.839           572            4.997        5.946           41
2008  .          5.839        3.037           535            5.946        3.100           27
2009  .          3.037        4.604           533            3.100        4.712           28
2010  .          4.604        5.405           493            4.712        5.546           22
2011  .          5.405        4.099           435            5.546        4.216           19
2012  .          4.099        4.595           393            4.216        4.739           14
---------        -----        -----           ---            -----        -----           --
ABVPSF Growth and Income
2004  .         10.249       11.133            15           10.467       11.149            1*
2005  .         11.133       11.529            47           11.149       11.575            2
2006  .         11.529       13.353            72           11.575       13.439            2
2007  .         13.353       13.862            97           13.439       13.996            8
2008  .         13.862        8.144            91           13.996        8.238            4
2009  .          8.144        9.704            99            8.238        9.841            6
2010  .          9.704       10.837            78            9.841       11.017            5
2011  .         10.837       11.380            81           11.017       11.598            2
2012  .         11.380       13.210            90           11.598       13.497            2
---------       ------       ------           ---           ------       ------           --
ABVPSF Growth
2003  .          4.693        6.259           163            4.720        6.310            4
2004  .          6.259        7.097           196            6.310        7.173            5
2005  .          7.097        7.844           176            7.173        7.948            5
2006  .          7.844        7.670           178            7.948        7.791            6
2007  .          7.670        8.555           175            7.791        8.711           12
2008  .          8.555        4.862           171            8.711        4.963           10
2009  .          4.862        6.396           164            4.963        6.545           12
2010  .          6.396        7.269           152            6.545        7.457           10
2011  .          7.269        7.266           141            7.457        7.473            8
2012  .          7.266        8.171           137            7.473        8.425            9
---------       ------       ------           ---           ------       ------           --
American Century VP Balanced
2003  .         19.096       22.586         1,033           19.263       22.840           67
2004  .         22.586       24.547         1,034           22.840       24.886           70
2005  .         24.547       25.502           976           24.886       25.919           68
2006  .         25.502       27.677           914           25.919       28.200           65
2007  .         27.677       28.754           794           28.200       29.371           77
2008  .         28.754       22.680           700           29.371       23.224           61
2009  .         22.680       25.931           622           23.224       26.620           54
2010  .         25.931       28.660           566           26.620       29.495           41
2011  .         28.660       29.888           492           29.495       30.835           38
2012  .         29.888       33.083           448           30.835       34.217           36
---------       ------       ------         -----           ------       ------           --
American Century VP Inflation Protection
2009  .         10.063       10.611            42           10.487       10.626            1*
2010  .         10.611       11.069            71           10.626       11.113            1*
2011  .         11.069       12.285            92           11.113       12.365            1*
2012  .         12.285       13.080           122           12.365       13.199            2
---------       ------       ------         -----           ------       ------           --

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth
2004  .         10.188       11.310            16           11.347       11.327            1*
2005  .         11.310       12.774            85           11.327       12.826            1*
2006  .         12.774       15.230           217           12.826       15.331            3
2007  .         15.230       17.317           357           15.331       17.475           19
2008  .         17.317       10.563           348           17.475       10.686           28
2009  .         10.563       14.882           327           10.686       15.093           29
2010  .         14.882       16.465           312           15.093       16.740           26
2011  .         16.465       14.852           274           16.740       15.139           29
2012  .         14.852       18.022           248           15.139       18.416           27
---------       ------       ------           ---           ------       ------           --
American Funds Growth
2003  .          5.449        7.380          1474            5.480        7.441           16
2004  .          7.380        8.220         1,976            7.441        8.309           52
2005  .          8.220        9.456         2,520            8.309        9.582           78
2006  .          9.456       10.319         2,836            9.582       10.482          104
2007  .         10.319       11.477         2,652           10.482       11.688          314
2008  .         11.477        6.367         2,498           11.688        6.500          280
2009  .          6.367        8.788         2,400            6.500        8.994          319
2010  .          8.788       10.325         2,209            8.994       10.594          182
2011  .         10.325        9.785         2,030           10.594       10.065          174
2012  .          9.785       11.421         1,882           10.065       11.777          164
---------       ------       ------         -----           ------       ------          ---
American Funds Growth-Income
2004  .         10.240       10.978           159           10.180       10.994            3
2005  .         10.978       11.502           443           10.994       11.549            9
2006  .         11.502       13.119           655           11.549       13.205           15
2007  .         13.119       13.644           757           13.205       13.767           44
2008  .         13.644        8.395           705           13.767        8.493           44
2009  .          8.395       10.908           675            8.493       11.062           46
2010  .         10.908       12.034           642           11.062       12.234           36
2011  .         12.034       11.696           571           12.234       11.921           36
2012  .         11.696       13.604           548           11.921       13.900           35
---------       ------       ------         -----           ------       ------          ---
American Funds International
2003  .          5.739        7.662           383            5.771        7.724            9
2004  .          7.662        9.051           687            7.724        9.148           12
2005  .          9.051       10.888         1,078            9.148       11.032           15
2006  .         10.888       12.825         1,393           11.032       13.027           26
2007  .         12.825       15.240         1,522           13.027       15.519           82
2008  .         15.240        8.733         1,478           15.519        8.915           63
2009  .          8.733       12.370         1,415            8.915       12.659           67
2010  .         12.370       13.132         1,245           12.659       13.473           39
2011  .         13.132       11.186           998           13.473       11.505           37
2012  .         11.186       13.058           834           11.505       13.464           34
---------       ------       ------         -----           ------       ------          ---
BlackRock Global Allocation V.I.
2009  .         10.224       11.400            33           11.340       11.415            1*
2010  .         11.400       12.421            71           11.415       12.471            1*
2011  .         12.421       11.868            98           12.471       11.945            1*
2012  .         11.868       12.958            92           11.945       13.075            2
---------       ------       ------         -----           ------       ------          ---
Delaware VIP Diversified Income
2004  .         10.044       10.935            36           10.563       10.951            1*
2005  .         10.935       10.778           118           10.951       10.820            1*
2006  .         10.778       11.516           153           10.820       11.590            5
2007  .         11.516       12.271           314           11.590       12.381           18
2008  .         12.271       11.597           468           12.381       11.730           33
2009  .         11.597       14.577           467           11.730       14.781           38
2010  .         14.577       15.595           452           14.781       15.853           20
2011  .         15.595       16.427           393           15.853       16.740           17
2012  .         16.427       17.434           395           16.740       17.811           10
---------       ------       ------         -----           ------       ------          ---

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP High Yield
2005  .         10.182       10.273            34           10.234       10.289            1*
2006  .         10.273       11.437           115           10.289       11.483            2
2007  .         11.437       11.640           149           11.483       11.716           15
2008  .         11.640        8.738           133           11.716        8.817           16
2009  .          8.738       12.888           185            8.817       13.037           21
2010  .         12.888       14.715           198           13.037       14.922           10
2011  .         14.715       14.915           180           14.922       15.163           10
2012  .         14.915       17.399           169           15.163       17.732            8
---------       ------       ------           ---           ------       ------           --
Delaware VIP REIT
2003  .         11.751       15.558           600           11.817       15.684           15
2004  .         15.558       20.192           827           15.684       20.406           28
2005  .         20.192       21.362           787           20.406       21.643           29
2006  .         21.362       27.986           879           21.643       28.425           31
2007  .         27.986       23.779           612           28.425       24.212           32
2008  .         23.779       15.235           536           24.212       15.552           28
2009  .         15.235       18.589           458           15.552       19.023           25
2010  .         18.589       23.301           445           19.023       23.904           20
2011  .         23.301       25.519           411           23.904       26.245           18
2012  .         25.519       29.461           378           26.245       30.375           14
---------       ------       ------           ---           ------       ------           --
Delaware VIP Small Cap Value
2004  .         10.307       12.116           128           10.270       12.135            3
2005  .         12.116       13.093           400           12.135       13.146            8
2006  .         13.093       15.022           625           13.146       15.121           12
2007  .         15.022       13.856           544           15.121       13.982           39
2008  .         13.856        9.593           534           13.982        9.704           36
2009  .          9.593       12.495           515            9.704       12.672           40
2010  .         12.495       16.319           510           12.672       16.592           30
2011  .         16.319       15.900           452           16.592       16.206           28
2012  .         15.900       17.888           425           16.206       18.278           25
---------       ------       ------           ---           ------       ------           --
Delaware VIP Smid Cap Growth(3)
2003  .          5.155        6.879           220            5.183        6.934            3
2004  .          6.879        7.649           326            6.934        7.730            5
2005  .          7.649        7.998           339            7.730        8.103           10
2006  .          7.998        8.500           345            8.103        8.633           11
2007  .          8.500        9.295           280            8.633        9.464           49
2008  .          9.295        4.890           236            9.464        4.992           37
2009  .          4.890        7.474           234            4.992        7.648           49
2010  .          8.929       10.115           241            9.155       10.376           26
2011  .         10.115       10.805           320           10.376       11.113           31
2012  .         10.805       11.843           344           11.113       12.211           20
---------       ------       ------           ---           ------       ------           --
Dreyfus Opportunistic Small Cap
2003  .         17.159       22.372         3,135           17.310       22.625           74
2004  .         22.372       24.662         2,969           22.625       25.003          106
2005  .         24.662       25.833         2,596           25.003       26.256           99
2006  .         25.833       26.540         2,241           26.256       27.042           93
2007  .         26.540       23.370         1,752           27.042       23.871          142
2008  .         23.370       14.439         1,548           23.871       14.786          111
2009  .         14.439       18.018         1,363           14.786       18.497          100
2010  .         18.018       23.395         1,217           18.497       24.077           84
2011  .         23.395       19.955         1,063           24.077       20.589           75
2012  .         19.955       23.819           949           20.589       24.637           68
---------       ------       ------         -----           ------       ------          ---
Dreyfus Stock Index
2003  .         27.136       34.486         2,883           27.375       34.877          131
2004  .         34.486       37.776         2,766           34.877       38.299          144
2005  .         37.776       39.155         2,412           38.299       39.796          130
2006  .         39.155       44.773         2,198           39.796       45.621          119
2007  .         44.773       46.657         1,912           45.621       47.659          151
2008  .         46.657       29.036         1,620           47.659       29.734          135
2009  .         29.036       36.317         1,433           29.734       37.283          120
2010  .         36.317       41.291         1,280           37.283       42.496           98
2011  .         41.291       41.648         1,041           42.496       42.970           96
2012  .         41.648       47.723           939           42.970       49.361           80
---------       ------       ------         -----           ------       ------          ---

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS Alternative Asset Allocation
2009  .         11.349       11.247             1*           N/A           N/A           N/A
2010  .         11.247       12.524             7            N/A           N/A           N/A
2011  .         12.524       12.043             8           12.958       12.118            1*
2012  .         12.043       13.083            10           12.118       13.197            1*
---------       ------       ------            --           ------       ------          ---
DWS VIT Equity 500 Index
2004  .         10.278       11.100            69           10.068       11.116            1*
2005  .         11.100       11.503           133           11.116       11.548            2
2006  .         11.503       13.156           166           11.548       13.241            5
2007  .         13.156       13.715           189           13.241       13.838            8
2008  .         13.715        8.534           226           13.838        8.632            5
2009  .          8.534       10.673           226            8.632       10.823            7
2010  .         10.673       12.121           195           10.823       12.321            5
2011  .         12.121       12.220           186           12.321       12.453            7
2012  .         12.220       13.998           121           12.453       14.301            5
---------       ------       ------           ---           ------       ------          ---
DWS VIT Small Cap Index
2004  .         10.286       11.788            36           10.188       11.806            1*
2005  .         11.788       12.168            87           11.806       12.217            2
2006  .         12.168       14.155           164           12.217       14.247            6
2007  .         14.155       13.748           170           14.247       13.872           16
2008  .         13.748        8.966           161           13.872        9.070           13
2009  .          8.966       11.236           147            9.070       11.394           15
2010  .         11.236       14.060           135           11.394       14.294           13
2011  .         14.060       13.306           119           14.294       13.561           14
2012  .         13.306       15.314           118           13.561       15.647           12
---------       ------       ------           ---           ------       ------          ---
Fidelity VIP Asset Manager
2003  .         21.046       24.582         2,804           21.231       24.860           71
2004  .         24.582       25.668         2,579           24.860       26.023           91
2005  .         25.668       26.441         2,308           26.023       26.874           83
2006  .         26.441       28.093         2,070           26.874       28.624           74
2007  .         28.093       32.126         1,790           28.624       32.815           88
2008  .         32.126       22.672         1,616           32.815       23.216           79
2009  .         22.672       28.981         1,451           23.216       29.751           73
2010  .         28.981       32.785         1,282           29.751       33.741           62
2011  .         32.785       31.628         1,158           33.741       32.632           56
2012  .         31.628       35.222         1,067           32.632       36.430           50
---------       ------       ------         -----           ------       ------          ---
Fidelity VIP Contrafund
2003  .          7.300        9.265           259            7.342        9.342            3
2004  .          9.265       10.563           475            9.342       10.677           20
2005  .         10.563       12.199           975           10.677       12.362           34
2006  .         12.199       13.459         1,382           12.362       13.672           42
2007  .         13.459       15.630         1,405           13.672       15.918          101
2008  .         15.630        8.868         1,394           15.918        9.054           93
2009  .          8.868       11.894         1,397            9.054       12.174           89
2010  .         11.894       13.769         1,335           12.174       14.128           68
2011  .         13.769       13.253         1,178           14.128       13.632           60
2012  .         13.253       15.239         1,147           13.632       15.714           58
---------       ------       ------         -----           ------       ------          ---
Fidelity VIP Equity-Income
2003  .         19.312       24.918         2,772           19.481       25.200           59
2004  .         24.918       27.515         2,736           25.200       27.896           88
2005  .         27.515       28.839         2,551           27.896       29.311           85
2006  .         28.839       34.318         2,482           29.311       34.967           88
2007  .         34.318       34.496         2,121           34.967       35.237          191
2008  .         34.496       19.585         1,759           35.237       20.056          158
2009  .         19.585       25.248         1,543           20.056       25.919          157
2010  .         25.248       28.783         1,383           25.919       29.623          121
2011  .         28.783       28.774         1,167           29.623       29.687          116
2012  .         28.774       33.418         1,051           29.687       34.565          109
---------       ------       ------         -----           ------       ------          ---

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth
2003  .         26.469       34.815         4,189           26.703         35.209            82
2004  .         34.815       35.633         3,748           35.209         36.127           132
2005  .         35.633       37.324         3,151           36.127         37.936           119
2006  .         37.324       39.484         2,795           37.936         40.232           105
2007  .         39.484       49.632         2,448           40.232         50.698           155
2008  .         49.632       25.960         2,130           50.698         26.585           129
2009  .         25.960       32.972         1,891           26.585         33.850           121
2010  .         32.972       40.536         1,679           33.850         41.719            96
2011  .         40.536       40.213         1,444           41.719         41.491            87
2012  .         40.213       45.662         1,333           41.491         47.230            82
---------       ------       ------         -----           ------         ------           ---
Fidelity (Reg. TM) VIP Money Market (Pending Allocation Account)
2003  .         14.859       15.007             3           14.871         15.020             1*
2004  .         15.007       15.189             3           15.021         15.214             1*
2005  .         15.189       15.649             3           15.214         15.673             1*
2006  .         15.649       16.412             3           15.673         16.438             1*
2007  .         16.412       17.267            20           16.438         17.295             1*
2008  .         17.267       17.788             3           17.295         17.818             1*
2009  .         17.788       17.916             1*           N/A            N/A             N/A
2010  .         17.916       17.960             1*          17.946         17.991             1*
2011  .         17.960       17.979             2           17.991         18.008             1*
2012  .         17.979       18.004             1*          18.008         18.030             1*
---------       ------       ------         -----           ------         ------           ---
Janus Aspen Series Worldwide
2003  .          9.639       11.833         1,917            9.724         11.967            81
2004  .         11.833       12.275         1,683           11.967         12.446           100
2005  .         12.275       12.866         1,363           12.446         13.077            89
2006  .         12.866       15.057         1,168           13.077         15.342            83
2007  .         15.057       16.342         1,054           15.342         16.694           101
2008  .         16.342        8.953           914           16.694          9.169            90
2009  .          8.953       12.206           836            9.169         12.531            83
2010  .         12.206       13.998           759           12.531         14.407            60
2011  .         13.998       11.954           625           14.407         12.334            58
2012  .         11.954       14.212           567           12.334         14.701            54
---------       ------       ------         -----           ------         ------           ---
LVIP Baron Growth Opportunities(1)
2003  .         16.186       20.835           931           16.330         21.073            20
2004  .         20.835       25.916         1,017           21.073         26.278            35
2005  .         25.916       26.522           902           26.278         26.959            43
2006  .         26.522       30.334           760           26.959         30.911            49
2007  .         30.334       31.059           666           30.911         31.730            82
2008  .         31.059       18.716           572           31.730         19.168            60
2009  .         18.716       25.631           524           19.168         26.316            58
2010  .         25.631       32.071           468           26.316         33.010            42
2011  .         32.071       33.029           385           33.010         34.082            35
2012  .         33.029       38.666           334           34.082         39.998            29
---------       ------       ------         -----           ------         ------           ---
LVIP BlackRock Inflation Protected Bond
2012  .         10.036       10.259             7            N/A            N/A             N/A
---------       ------       ------         -----           ------         ------           ---
LVIP Clarion Global Real Estate
2007  .         10.091        8.265             5            8.946          8.278             1*
2008  .          8.265        4.743            18            8.278          4.762             1*
2009  .          4.743        6.472            54            4.762          6.515             2
2010  .          6.472        7.560            80            6.515          7.628             4
2011  .          7.560        6.835            69            7.628          6.915             5
2012  .          6.835        8.438            68            6.915          8.557             6
---------       ------       ------         -----           ------         ------           ---

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2004  .         10.052       10.551            60           10.542         10.567             3
2005  .         10.551       10.722           221           10.567         10.765             6
2006  .         10.722       11.115           321           10.765         11.188             8
2007  .         11.115       11.604           376           11.188         11.709            24
2008  .         11.604       11.153           489           11.709         11.281            37
2009  .         11.153       13.129           534           11.281         13.313            33
2010  .         13.129       14.101           542           13.313         14.336            28
2011  .         14.101       15.027           503           14.336         15.315            29
2012  .         15.027       15.861           471           15.315         16.205            28
---------       ------       ------           ---           ------         ------            --
LVIP Delaware Diversified Floating Rate
2011  .          9.976        9.762             1*           N/A            N/A             N/A
2012  .          9.762       10.049             3            N/A            N/A             N/A
---------       ------       ------           ---           ------         ------           ---
LVIP Delaware Foundation Aggressive Allocation
2009  .          9.861       11.988             1*          10.539         12.004             1*
2010  .         11.988       13.350             5           12.004         13.401             1*
2011  .         13.350       12.950             8           13.401         13.031             1*
2012  .         12.950       14.525            11           13.031         14.653             1*
---------       ------       ------           ---           ------         ------           ---
LVIP Delaware Foundation Conservative Allocation(2)
2004  .         10.231       11.013            29           11.035         11.029             1*
2005  .         11.013       11.397            68           11.029         11.444             1*
2006  .         11.397       12.476            79           11.444         12.559             1*
2007  .         12.476       12.918            76           12.559         13.038            25
2008  .         12.918        9.342            68           13.038          9.452            18
2009  .          9.342       11.362            70            9.452         11.524            15
2010  .         11.362       12.422            66           11.524         12.631            16
2011  .         12.422       12.573            62           12.631         12.817            17
2012  .         12.573       13.771            65           12.817         14.073            17
---------       ------       ------           ---           ------         ------           ---
LVIP Delaware Foundation Moderate Allocation
2009  .         10.910       11.800             1*           N/A            N/A             N/A
2010  .         11.800       12.970            12            N/A            N/A             N/A
2011  .         12.970       12.875            18           13.216         12.952             1*
2012  .         12.875       14.188            22           12.952         14.302             1*
---------       ------       ------           ---           ------         ------           ---
LVIP Delaware Growth and Income
2003  .          6.139        7.884           376            6.174          7.948            10
2004  .          7.884        8.741           554            7.948          8.835            28
2005  .          8.741        9.134           632            8.835          9.255            32
2006  .          9.134       10.161           630            9.255         10.321            33
2007  .         10.161       10.675           596           10.321         10.871            49
2008  .         10.675        6.789           553           10.871          6.930            37
2009  .          6.789        8.380           486            6.930          8.576            34
2010  .          8.380        9.370           424            8.576          9.613            29
2011  .          9.370        9.388           362            9.613          9.656            28
2012  .          9.388       10.718           328            9.656         11.052            26
---------       ------       ------           ---           ------         ------           ---
LVIP Delaware Social Awareness
2003  .          9.164       11.963         1,279            9.244         12.099            77
2004  .         11.963       13.349         1,292           12.099         13.534            83
2005  .         13.349       14.805         1,255           13.534         15.048            81
2006  .         14.805       16.462         1,228           15.048         16.774            81
2007  .         16.462       16.782         1,119           16.774         17.143            98
2008  .         16.782       10.897         1,017           17.143         11.160            85
2009  .         10.897       14.026           920           11.160         14.399            77
2010  .         14.026       15.493           841           14.399         15.945            64
2011  .         15.493       15.437           702           15.945         15.927            59
2012  .         15.437       17.619           653           15.927         18.224            51
---------       ------       ------         -----           ------         ------           ---
LVIP Global Income
2009  .         10.256       10.805             6            N/A            N/A             N/A
2010  .         10.805       11.733            13           10.819         11.778             1*
2011  .         11.733       11.742            20           11.778         11.817             1*
2012  .         11.742       12.520            20           11.817         12.631             1*
---------       ------       ------         -----           ------         ------           ---

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Mondrian International Value
2004  .         10.000       12.255           21            10.343         12.274             1*
2005  .         12.255       13.655          113            12.274         13.710             5
2006  .         13.655       17.576          419            13.710         17.691            11
2007  .         17.576       19.400          571            17.691         19.576            62
2008  .         19.400       12.166          450            19.576         12.307            54
2009  .         12.166       14.603          370            12.307         14.809            56
2010  .         14.603       14.814          308            14.809         15.061            34
2011  .         14.814       14.048          256            15.061         14.318            32
2012  .         14.048       15.246          217            14.318         15.578            30
---------       ------       ------          ---            ------         ------            --
LVIP Protected Profile 2010
2007  .          9.998       10.493            5            10.460         10.509             1*
2008  .         10.493        7.904           47            10.509          7.936             8
2009  .          7.904        9.735           65             7.936          9.799             9
2010  .          9.735       10.744           68             9.799         10.841             9
2011  .         10.744       10.770           56            10.841         10.895            10
2012  .         10.770       11.573           66            10.895         11.737             1*
---------       ------       ------          ---            ------         ------            --
LVIP Protected Profile 2020
2007  .         10.001       10.337           10             9.924         10.353             1*
2008  .         10.337        7.482          122            10.353          7.512             1*
2009  .          7.482        9.309          141             7.512          9.369             4
2010  .          9.309       10.325          212             9.369         10.418             4
2011  .         10.325       10.242          189            10.418         10.360             7
2012  .         10.242       10.990          186            10.360         11.144             8
---------       ------       ------          ---            ------         ------            --
LVIP Protected Profile 2030
2007  .         10.045       10.444            8            10.342         10.461             1*
2008  .         10.444        7.157           70            10.461          7.187             1*
2009  .          7.157        9.067          176             7.187          9.127             2
2010  .          9.067       10.103          224             9.127         10.195             2
2011  .         10.103        9.946          246            10.195         10.062             3
2012  .          9.946       10.624          275            10.062         10.775             3
---------       ------       ------          ---            ------         ------            --
LVIP Protected Profile 2040
2007  .         10.072       10.269            3             9.914         10.285             2
2008  .         10.269        6.553           36            10.285          6.579             2
2009  .          6.553        8.496           59             6.579          8.551             2
2010  .          8.496        9.560           81             8.551          9.647             2
2011  .          9.560        9.327          100             9.647          9.435             2
2012  .          9.327        9.892          123             9.435         10.032             2
---------       ------       ------          ---            ------         ------            --
LVIP Protected Profile 2050
2011  .          9.925        9.213           29             N/A            N/A             N/A
2012  .          9.213        9.667            3             N/A            N/A             N/A
---------       ------       ------          ---            ------         ------           ---
LVIP Protected Profile Conservative
2005  .         10.000       10.304           12            10.148         10.319             1*
2006  .         10.304       11.155          178            10.319         11.198             2
2007  .         11.155       11.902          250            11.198         11.979             5
2008  .         11.902        9.611          260            11.979          9.697             5
2009  .          9.611       11.880          262             9.697         12.016             6
2010  .         11.880       12.997          283            12.016         13.179             3
2011  .         12.997       13.341          154            13.179         13.562             3
2012  .         13.341       14.500          154            13.562         14.776             3
---------       ------       ------          ---            ------         ------           ---
LVIP Protected Profile Growth
2005  .         10.049       10.701           39            10.306         10.715             1*
2006  .         10.701       12.093          126            10.715         12.139             4
2007  .         12.093       13.147          292            12.139         13.230            13
2008  .         13.147        8.666          357            13.230          8.743            16
2009  .          8.666       11.071          394             8.743         11.196            16
2010  .         11.071       12.355          408            11.196         12.526            13
2011  .         12.355       12.231          405            12.526         12.432            13
2012  .         12.231       13.217          379            12.432         13.468            13
---------       ------       ------          ---            ------         ------           ---

                             Standard                                    Breakpoint
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Protected Profile Moderate
2005  .         10.006       10.524            32           10.415         10.540             1*
2006  .         10.524       11.674           206           10.540         11.721            10
2007  .         11.674       12.629           319           11.721         12.711            29
2008  .         12.629        9.175           412           12.711          9.258            25
2009  .          9.175       11.631           353            9.258         11.765            23
2010  .         11.631       12.892           356           11.765         13.074            22
2011  .         12.892       12.913           347           13.074         13.128            23
2012  .         12.913       14.010           337           13.128         14.279            21
---------       ------       ------           ---           ------         ------            --
LVIP SSgA Bond Index
2009  .         10.121       10.385             7           10.454         10.399             3
2010  .         10.385       10.895            39           10.399         10.937             5
2011  .         10.895       11.584            49           10.937         11.658             1*
2012  .         11.584       11.911            54           11.658         12.016             5
---------       ------       ------           ---           ------         ------            --
LVIP SSgA Emerging Markets 100
2009  .         10.051       13.640            41           11.245         13.659             1*
2010  .         13.640       17.255            77           13.659         17.322             1*
2011  .         17.255       14.531            76           17.322         14.624             3
2012  .         14.531       16.207            76           14.624         16.351             2
---------       ------       ------           ---           ------         ------            --
LVIP SSgA Global Tactical Allocation RPM(4)
2005  .         10.006       10.939            18           10.134         10.955             1*
2006  .         10.939       12.622            84           10.955         12.672             1*
2007  .         12.622       13.873           151           12.672         13.962             5
2008  .         13.873        8.178           195           13.962          8.251             6
2009  .          8.178       10.590           157            8.251         10.712             8
2010  .         10.590       11.400           162           10.712         11.560             8
2011  .         11.400       11.312           152           11.560         11.499             5
2012  .         11.312       12.448           144           11.499         12.686             5
---------       ------       ------           ---           ------         ------            --
LVIP SSgA International Index
2009  .         10.140       12.116             5            N/A            N/A             N/A
2010  .         12.116       12.841             9            N/A            N/A             N/A
2011  .         12.841       11.139             6           13.266         11.211             1*
2012  .         11.139       13.028             8           11.211         13.145             1*
---------       ------       ------           ---           ------         ------           ---
LVIP SSgA S&P 500 Index
2012  .          9.836       10.727             2            N/A            N/A             N/A
---------       ------       ------           ---           ------         ------           ---
LVIP SSgA Small-Cap Index
2012  .         10.096       10.921             1*           N/A            N/A             N/A
---------       ------       ------           ---           ------         ------           ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .          7.720       10.137         2,246            7.788         10.252            91
2004  .         10.137       11.407         2,107           10.252         11.565           114
2005  .         11.407       12.402         1,884           11.565         12.605           112
2006  .         12.402       13.417         1,652           12.605         13.672           103
2007  .         13.417       15.089         1,451           13.672         15.413           127
2008  .         15.089        8.548         1,309           15.413          8.754           115
2009  .          8.548       12.385         1,203            8.754         12.715           106
2010  .         12.385       15.741         1,087           12.715         16.200            81
2011  .         15.741       14.981           931           16.200         15.457            75
2012  .         14.981       17.250           846           15.457         17.843            58
---------       ------       ------         -----           ------         ------           ---
LVIP UBS Large Cap Growth RPM
2003  .          4.374        5.736           245            4.399          5.783            11
2004  .          5.736        5.979           276            5.783          6.043            19
2005  .          5.979        6.168           256            6.043          6.250            21
2006  .          6.168        6.697           274            6.250          6.803            20
2007  .          6.697        7.984           269            6.803          8.131            25
2008  .          7.984        4.678           257            8.131          4.776            23
2009  .          4.678        6.416           226            4.776          6.566            21
2010  .          6.416        7.073           209            6.566          7.257            16
2011  .          7.073        6.604           195            7.257          6.793            15
2012  .          6.604        7.610           181            6.793          7.847            18
---------       ------       ------         -----           ------         ------           ---

                             Standard                                   Breakpoint
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
NB AMT Large Cap Value
2003  .          9.083       12.148           507            9.163       12.286           38
2004  .         12.148       14.309           583           12.286       14.508           42
2005  .         14.309       16.723           683           14.508       16.998           46
2006  .         16.723       18.584           602           16.998       18.936           37
2007  .         18.584       20.116           475           18.936       20.549           51
2008  .         20.116        9.481           409           20.549        9.709           40
2009  .          9.481       14.651           369            9.709       15.041           39
2010  .         14.651       16.777           336           15.041       17.267           24
2011  .         16.777       14.724           269           17.267       15.191           22
2012  .         14.724       16.997           234           15.191       17.581           19
---------       ------       ------           ---           ------       ------           --
NB AMT Mid Cap Growth
2003  .          4.005        5.078           234            4.027        5.119            3
2004  .          5.078        5.847           312            5.119        5.910            9
2005  .          5.847        6.585           508            5.910        6.672           12
2006  .          6.585        7.477           600            6.672        7.595           19
2007  .          7.477        9.070         1,084            7.595        9.236           60
2008  .          9.070        5.085           974            9.236        5.192           53
2009  .          5.085        6.626           905            5.192        6.781           70
2010  .          6.626        8.469           833            6.781        8.689           40
2011  .          8.469        8.424           720            8.689        8.664           38
2012  .          8.424        9.376           666            8.664        9.667           36
---------       ------       ------         -----           ------       ------           --
T. Rowe Price International Stock
2003  .          9.593       12.397         1,435            9.678       12.538           40
2004  .         12.397       13.965         1,377           12.538       14.158           51
2005  .         13.965       16.043         1,284           14.158       16.305           51
2006  .         16.043       18.915         1,190           16.305       19.273           48
2007  .         18.915       21.167         1,038           19.273       21.622           70
2008  .         21.167       10.750           914           21.622       11.008           59
2009  .         10.750       16.219           844           11.008       16.650           57
2010  .         16.219       18.379           747           16.650       18.915           41
2011  .         18.379       15.860           645           18.915       16.364           34
2012  .         15.860       18.598           596           16.364       19.236           31
---------       ------       ------         -----           ------       ------           --



* The numbers of accumulation units less than 500 were rounded up to one.

(1) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(2) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(3) Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.

(4) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln National Variable Annuity Account L of
The Lincoln National Life Insurance Company

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the "Contracts"), dated May 1, 2013. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln Life at 1-800-341-0441, or by visiting www.LincolnFinancial.com.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
About the S&P 500 Index                         B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-5


This SAI is not a prospectus.

The date of this SAI is May 1, 2013.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account L as of December 31, 2012 and for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $2,228,859, $1,864,104 and $1,720,320 to LFN and Selling Firms in 2010, 2011 and 2012, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender chargemay be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Table modified, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5%, or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.


The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index


Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the contract nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the contract or any member of the public regarding the advisability of investing in securities generally or in the contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the contract. S&P has no obligation to take the needs of the Licensee or the owners of the contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the contract or the timing of the issuance or sale of the contract or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the contract.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Lincoln National Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts. Also as discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)



                                                                                                     AS OF DECEMBER 31,
                                                                                                  --------------------------
                                                                                                    2012           2011
                                                                                                  -----------   ------------

ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $71,221; 2011 - $67,366)                  $  80,254     $   73,607
      Variable interest entities' fixed maturity securities (amortized cost: 2012 - $677;
        2011 - $673)                                                                                    708            700
      Equity securities (cost: 2012 - $137; 2011 - $135)                                                157            139
    Trading securities                                                                                2,437          2,538
    Mortgage loans on real estate                                                                     6,792          6,589
    Real estate                                                                                          39            112
    Policy loans                                                                                      2,740          2,855
    Derivative investments                                                                            2,263          2,846
    Other investments                                                                                 1,089          1,059
                                                                                                    ---------     ----------
        Total investments                                                                            96,479         90,445
Cash and invested cash                                                                                3,278          3,844
Deferred acquisition costs and value of business acquired                                             6,732          6,942
Premiums and fees receivable                                                                            382            409
Accrued investment income                                                                               986            949
Reinsurance recoverables                                                                              8,284          9,033
Funds withheld reinsurance assets                                                                       842            874
Goodwill                                                                                              2,273          2,273
Other assets                                                                                          3,751          3,107
Separate account assets                                                                              95,373         83,477
                                                                                                  -----------   ------------
        Total assets                                                                              $ 218,380     $  201,353
                                                                                                  ===========   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $  18,415     $   18,399
Other contract holder funds                                                                          71,615         68,823
Short-term debt                                                                                          32             10
Long-term debt                                                                                        1,925          2,429
Reinsurance related embedded derivatives                                                                184             12
Funds withheld reinsurance liabilities                                                                5,192          4,708
Deferred gain on business sold through reinsurance                                                      124            425
Payables for collateral on investments                                                                4,121          3,747
Variable interest entities' liabilities                                                                  92            193
Other liabilities                                                                                     4,738          4,173
Separate account liabilities                                                                         95,373         83,477
                                                                                                  -----------   ------------
          Total liabilities                                                                         201,811        186,396
                                                                                                  -----------   ------------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)

STOCKHOLDER'S EQUITY
Common stock - 10,000,000 shares authorized, issued and outstanding                                  10,620         10,605
Retained earnings                                                                                     2,089          1,532
Accumulated other comprehensive income (loss)                                                         3,860          2,820
                                                                                                  -----------   ------------
          Total stockholder's equity                                                                 16,569         14,957
                                                                                                  -----------   ------------
           Total liabilities and stockholder's equity                                             $ 218,380     $  201,353
                                                                                                  ===========   ============

         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $  2,290      $  2,017       $  1,929
Insurance fees                                                                            3,537         3,228          3,070
Investment advisory fees                                                                     86             -              -
Net investment income                                                                     4,551         4,490          4,362
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                             (242)         (160)          (237)
    Portion of loss recognized in other comprehensive income                                103            42             82
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings      (139)         (118)          (155)
      Realized gain (loss), excluding other-than-temporary impairment losses on
        securities                                                                           16          (132)           (83)
                                                                                       ----------    ----------     ----------
         Total realized gain (loss)                                                        (123)         (250)          (238)
                                                                                       ----------    ----------     ----------
Amortization of deferred gain on business sold through reinsurance                           77           110             55
Other revenues and fees                                                                     396           376            360
                                                                                       ----------    ----------     ----------

    Total revenues                                                                       10,814         9,971          9,538
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                         2,424         2,444          2,438
Benefits                                                                                  2,936         2,204          2,567
Commissions and other expenses                                                            3,838         3,938          3,134
Interest and debt expense                                                                   110           108             99
Impairment of intangibles                                                                     -           744              -
                                                                                       ----------    ----------     ----------
      Total expenses                                                                      9,308         9,438          8,238
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                          1,506           533          1,300
      Federal income tax expense (benefit)                                                  344           270            305
                                                                                       ----------    ----------     ----------
         Net income (loss)                                                                1,162           263            995
         Other comprehensive income (loss), net of tax:
          Unrealized gain (loss) on available-for-sale securities                         1,071         1,686          1,083
          Unrealized other-than-temporary impairment on available-for-sale securities        (2)           23            (18)
          Unrealized gain (loss) on derivative instruments                                  (31)          146             (1)
          Funded status of employee benefit plans                                             2             0              3
                                                                                       ----------    ----------     ----------
            Total other comprehensive income (loss), net of tax                           1,040         1,855          1,067
                                                                                       ----------    ----------     ----------
              Comprehensive income (loss)                                              $  2,202      $  2,118       $  2,062
                                                                                       ==========    ==========     ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(IN MILLIONS)






                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $  10,605     $  10,585      $  10,588
Stock compensation/issued for benefit plans                                                   15            10             (3)
Capital contribution from Lincoln National Corporation                                         -            10              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                             10,620        10,605         10,585
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                            1,532         2,069          2,915
Cumulative effect from adoption of new accounting standards                                    -             -         (1,157)
    Net income (loss)                                                                      1,162           263            995
Dividends declared                                                                          (605)         (800)          (684)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              2,089         1,532          2,069
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                            2,820           965           (102)
Cumulative effect from adoption of new accounting standards                                    -             -            181
Other comprehensive income (loss), net of tax                                              1,040         1,855            886
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              3,860         2,820            965
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $  16,569     $  14,957      $  13,619
                                                                                       ===========   ===========    ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN MILLIONS)





                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                     $   1,162      $     263       $   995
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
     amortization                                                                          (283)          (151)         (170)
  Trading securities purchases, sales and maturities, net                                   202             86            39
  Change in premiums and fees receivable                                                     27            (75)          (32)
  Change in accrued investment income                                                       (37)           (45)          (44)
  Change in future contract benefits and other contract holder funds                     (1,277)         1,241          (202)
  Change in reinsurance related assets and liabilities                                    1,438            405           888
  Change in federal income tax accruals                                                     208            111           650
  Realized (gain) loss                                                                      123            250           238
  (Income) loss attributable to equity method investments                                  (125)           (90)          (93)
  Amortization of deferred gain on business sold through reinsurance                        (77)          (110)          (55)
  Impairment of intangibles                                                                   -            744             -
  Change in accounts receivable                                                            (359)            60           115
  Other                                                                                      53            (72)           42
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) operating activities                                 1,055          2,617         2,371
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of available-for-sale securities                                              (11,021)       (10,359)      (12,816)
Sales of available-for-sale securities                                                    1,098          1,331         2,642
Maturities of available-for-sale securities                                               5,757          5,055         4,429
Purchases of other investments                                                           (2,112)        (4,434)       (2,775)
Sales or maturities of other investments                                                  2,009          2,784         3,099
Increase (decrease) in payables for collateral on investments                               374          2,035          (212)
Proceeds from reinsurance recapture                                                          35            204            25
Other                                                                                      (130)          (114)          (74)
                                                                                        ---------      ---------     ---------
      Net cash provided by (used in) investing activities                                (3,990)        (3,498)       (5,682)
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                             -              -           504
Increase (decrease) in short-term debt                                                       18              -           (11)
Deposits of fixed account values, including the fixed portion of variable                10,667         10,925        11,051
Withdrawals of fixed account values, including the fixed portion of variable             (5,618)        (4,976)       (5,225)
Transfers to and from separate accounts, net                                             (2,091)        (2,324)       (2,958)
Common stock issued for benefit plans and excess tax benefits                                (2)            (4)          (15)
Dividends paid to stockholders                                                             (605)          (800)         (684)
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) financing activities                                 2,369          2,821         2,662
                                                                                        ---------    -----------     ---------

Net increase (decrease) in cash and invested cash, including discontinued operations       (566)         1,940          (649)
Cash and invested cash, including discontinued operations, as of beginning-of-year        3,844          1,904         2,553
                                                                                        ---------    -----------     ---------

      Cash and invested cash, including discontinued operations, as of end-of-year      $ 3,278      $   3,844       $ 1,904
                                                                                        =========    ===========     =========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional details.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

In addition, we adopted the provisions of Accounting Standards Update ("ASU") No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26") as discussed in Note 2 as of January 1, 2012, and elected to retrospectively restate all prior periods.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Comprehensive Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;
o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and

o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations); o Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).


Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service

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coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions
and other expenses on our Consolidated Statements of Comprehensive Income
(Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for

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impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte-Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 38 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $71 million, $79 million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.

Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2010 through 2012 ranged from 1.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.


INCOME TAXES

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Subsidiaries operating outside of the U.S. are taxed, and income tax expense is recorded based on applicable foreign statutes. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which replaced the consolidation guidance for VIEs with new consolidation guidance whereby entities perform a qualitative assessment of the VIE to identify the variable interest that is the primary beneficiary and ultimately required to consolidate the VIE. In February 2010, the FASB deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in credit-linked notes ("CLNs"), and, as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the FASB's February 2010 deferral, and, as such, they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 21.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods.

The following table summarizes the effect of the restatement (in millions) on our previously reported Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income:


                                                                AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $  (1,394)
Total assets                                                    (1,394)
Other liabilities                                                 (479)
Total liabilities                                                 (489)
Retained earnings                                               (1,137)
Accumulated other comprehensive income (loss)                      231
Total stockholders' equity                                        (904)


                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------
Realized gain (loss)                          $       8      $      10
Total revenues                                        9             13
Commissions and other expenses                      117            134
Total expenses                                      117            134
Income (loss) from continuing operations
    before taxes                                   (108)          (122)
Federal income tax expense (benefit)                (39)           (43)
Income (loss) from continuing operations            (70)           (78)
Net income (loss)                                   (70)           (78)

INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our consolidated financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our consolidated financial statements.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, CAPITAL CONTRIBUTIONS AND REINSURANCE NOVATED

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (32)
Deferred acquisition costs and value of business acquired                             (148)
Reinsurance recoverables                                                               547
                                                                                  ----------
    Total assets                                                                  $    367
                                                                                  ==========

LIABILITIES
Other contract holder funds                                                       $    (44)
Deferred gain on indemnity reinsurance                                                (233)
Funds withheld reinsurance liabilities                                                 676
Other liabilities                                                                      (32)
                                                                                  ----------
    Total liabilities                                                             $    367
                                                                                  ==========

REINSURANCE RECAPTURED FROM LNBAR

During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2012:


ASSETS
Cash and invested cash                                                            $    119
Other assets                                                                           (34)
                                                                                  ----------
      Total assets                                                                $     85
                                                                                  ==========
LIABILITIES
Reinsurance related embedded derivatives                                          $     39
Other liabilities                                                                       45
                                                                                  ----------
      Total liabilies                                                             $     84
                                                                                  ==========

REVENUES AND EXPENSES
Benefits                                                                          $    290
Commissions and other expenses                                                        (289)
                                                                                  ----------
      Net income (loss)                                                           $      1
                                                                                  ==========


During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2011:


ASSETS
Cash                                                                              $    204
Deferred acquisition costs                                                             243
                                                                                  ----------
      Total assets                                                                $    447
                                                                                  ==========

LIABILITIES
Future contract benefits                                                          $    613
Other contract holder funds                                                             18
Funds withheld reinsurance liabilities                                                (300)
Deferred gain (loss) on business sold through reinsurance                              106
Other liabilities                                                                        4
                                                                                  ----------
      Total liabilities                                                           $    441
                                                                                  ==========

REVENUES AND EXPENSES
Amortization of deferred gain (loss) on business sold through reinsurance:

Write-off of unamortized deferred gain (loss)                                     $     34
Benefits                                                                               (24)
Federal income tax expense                                                              (4)
                                                                                  ----------
      Net income                                                                  $      6
                                                                                  ==========

REINSURANCE NOVATED FROM LRCVII TO LNBAR

During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (52)
                                                                                  ----------
    Total assets                                                                  $    (52)
                                                                                  ==========

LIABILITIES
Reinsurance related embedded derivatives                                               (18)
Deferred gain on indemnity reinsurance                                                   8
Long-term debt                                                                        (500)
Funds withheld reinsurance liabilities                                                 500
Other liabilities                                                                      (16)
                                                                                  ----------
    Total liabilities                                                             $    (26)
                                                                                  ==========

REVENUES AND EXPENSES
Net investment income                                                             $    (13)
Benefits                                                                                13
                                                                                  ----------
    Net Income                                                                    $    (26)
                                                                                  ==========

CAPITAL CONTRIBUTIONS

On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):


                                                                                      FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                                   --------------------------
                                                                                     2011         2011
                                                                                   ----------   ----------
                                                                                     LIAC         OTHER
                                                                                   ----------   ----------
Cash and invested cash                                                             $      1     $      -
Other assets                                                                              9            -
Other liabilities                                                                        (5)           5
                                                                                   ----------     --------
    Total(1)                                                                       $      5     $      5
                                                                                   ==========   ==========


(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss) since adopting new accounting guidance in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2012:


                                                        AMOUNT AND DATE OF ISSUANCE
                                                        ---------------------------
                                                             $400          $200
                                                           DECEMBER       APRIL
                                                             2006          2007
                                                        -------------   -----------
Original attachment point (subordination)                     5.50 %        2.05 %
Current attachment point (subordination)                      4.17 %        1.48 %
Maturity                                                  12/20/2016     3/20/2017
Current rating of tranche                                        BB-           Ba2
Current rating of underlying collateral pool                  Aa1-B3      Aaa-Caa2
Number of defaults in underlying collateral pool                  2             2
Number of entities                                              123            99
Number of countries                                              20            21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2012:

                             AAA          AA            A           BBB          BB            B           CCC         TOTAL
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

INDUSTRY
Financial intermediaries      - %        2.1 %        7.0 %        1.4 %          - %          - %          - %       10.5 %
Telecommunications            - %          - %        5.5 %        4.5 %          - %        0.5 %          - %       10.5 %
Oil and gas                 0.3 %        2.1 %        1.0 %        4.6 %          - %          - %          - %        8.0 %
Utilities                     - %          - %        2.6 %        2.0 %          - %          - %          - %        4.6 %
Chemicals and plastics        - %          - %        2.3 %        1.2 %        0.4 %          - %          - %        3.9 %
Drugs                       0.3 %        2.2 %        1.2 %          - %          - %          - %          - %        3.7 %
Retailers (except food
    and drug)                 - %          - %        2.1 %        0.9 %        0.5 %          - %          - %        3.5 %
Industrial equipment          - %          - %        3.0 %        0.3 %          - %          - %          - %        3.3 %
Sovereign                     - %        0.7 %        1.2 %        1.3 %          - %          - %          - %        3.2 %
Conglomerates                 - %        2.3 %        0.9 %          - %          - %          - %          - %        3.2 %
Forest products               - %          - %          - %        1.6 %        1.4 %          - %          - %        3.0 %
Other                         - %        4.5 %       15.4 %       17.4 %        4.1 %        0.9 %        0.3 %       42.6 %
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total                 0.6 %       13.9 %       42.2 %       35.2 %        6.4 %        1.4 %        0.3 %      100.0 %
                          =========    =========    =========    =========    =========    =========    =========    =========

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.


Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                           ----------------------------------------    ----------------------------------------
                                             NUMBER                                      NUMBER
                                               OF          NOTIONAL      CARRYING          OF         NOTIONAL       CARRYING
                                           INSTRUMENTS     AMOUNTS         VALUE       INSTRUMENTS    AMOUNTS         VALUE
                                           -----------    -----------    ----------    -----------    ----------    -----------
ASSETS
Fixed maturity securities:
    Asset-backed credit card loan                 N/A     $       -      $    598             N/A     $      -      $     592
    U.S. government bonds                         N/A             -           110             N/A            -            108
Excess mortality swap                              1            100             -              1           100              -
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total assets(1)                            1      $     100      $    708              1      $    100      $     700
                                           ===========    ===========    ==========    ===========    ==========    ===========

LIABILITIES
Non-qualifying hedges:
    Credit default swaps                           2      $     600      $    129              2      $    600      $     295
    Contingent forwards                            2              -            (1)             2             -             (4)
                                           -----------    -----------    ----------    -----------    ----------    -----------
      Total non-qualifying hedges                  4            600           128              4           600            291
                                           -----------    -----------    ----------    -----------    ----------    -----------
Federal income tax                                N/A             -           (36)            N/A            -            (98)
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total liabilities(2)                       4      $     600      $     92              4      $    600      $     193
                                           ===========    ===========    ==========    ===========    ==========    ===========



(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in VIEs' liabilities on our Consolidated Balance Sheets.


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2012.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                             2012           2011
                                           -----------    ----------

NON-QUALIFYING HEDGES
Credit default swaps                       $     166      $    (80)
Contingent forwards                               (3)           (2)
                                           -----------    ----------
    Total non-qualifying hedges(1)         $     163      $    (82)
                                           ===========    ==========



(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principal.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:


                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  59,127     $   7,977      $    216      $     104      $ 66,784
U.S. government bonds                                           339            54             -              -           393
Foreign government bonds                                        549            91             -              -           640
RMBS                                                          5,494           449             3             57         5,883
CMBS                                                            925            63            14             19           955
CDOs                                                            189             2             3              8           180
State and municipal bonds                                     3,455           795             7              -         4,243
Hybrid and redeemable preferred securities                    1,143           103            70              -         1,176
VIEs' fixed maturity securities                                 677            31             -              -           708
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            71,898         9,565           313            188        80,962
Equity securities                                               137            22             2              -           157
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  72,035     $   9,587      $    315      $     188      $ 81,119
                                                          ===========   ===========    ==========    ===========    ==========



                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  52,665     $   5,989      $    507      $      60      $ 58,087
U.S. government bonds                                           395            50             -              -           445
Foreign government bonds                                        654            64             -              -           718
RMBS                                                          7,331           522            70            119         7,664
CMBS                                                          1,563            68            93              9         1,529
CDOs                                                            120             -            19              -           101
State and municipal bonds                                     3,399           553             9              -         3,943
Hybrid and redeemable preferred securities                    1,239            47           166              -         1,120
VIEs' fixed maturity securities                                 673            27             -              -           700
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            68,039         7,320           864            188        74,307
Equity securities                                               135            16            12              -           139
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  68,174     $   7,336      $    876      $     188      $ 74,446
                                                          ===========   ===========    ==========    ===========    ==========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------  ------------
Due in one year or less                                   $   2,872    $    2,922
Due after one year through five years                        12,334        13,470
Due after five years through ten years                       23,662        26,520
Due after ten years                                          26,422        31,032
                                                          -----------  ------------
    Subtotal                                                 65,290        73,944
                                                          -----------  ------------
MBS                                                           6,419         6,838
CDOs                                                            189           180
                                                          -----------  ------------
      Total fixed maturity AFS securities                 $  71,898    $   80,962
                                                          ===========  ============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                           LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,814      $    142      $     918      $    178      $   3,732      $    320
RMBS                                             253            36            196            24            449            60
CMBS                                              63            16            104            17            167            33
CDOs                                              10             8             53             3             63            11
State and municipal bonds                         64             1             24             6             88             7
Hybrid and redeemable
  preferred securities                            71             3            281            67            352            70
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,275           206          1,576           295          4,851           501
Equity securities                                  7             2              -             -              7             2
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,282      $    208      $   1,576      $    295      $   4,858      $    503
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            617
                                                                                                                    ==========


                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,764      $    152      $   1,420      $    415      $   4,184      $    567
RMBS                                             525           118            408            71            933           189
CMBS                                             173            15            136            87            309           102
CDOs                                               9             1             80            18             89            19
State and municipal bonds                         31             -             30             9             61             9
Hybrid and redeemable
  preferred securities                           315            23            340           143            655           166
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,817           309          2,414           743          6,231         1,052
Equity securities                                 38            12              -             -             38            12
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,855      $    321      $   2,414      $    743      $   6,269      $  1,064
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            891
                                                                                                                    ==========


For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:


                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     34      $       9     $       1             14
Nine months or greater, but less than twelve months                            15             10             -              3
Twelve months or greater                                                      385            175           125            131
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    434      $     194     $     126            148
                                                                         ==========    ===========   ===========    =============


                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $    378      $     123     $      29             56
Six months or greater, but less than nine months                               51             28            12             18
Nine months or greater, but less than twelve months                             2              -             1              7
Twelve months or greater                                                      596            454           102            175
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $  1,027      $     605     $     144            256
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $561 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:


                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $      380      $    309      $     260
    Increases attributable to:
      Credit losses on securities for which an OTTI was not
        previously recognized                                                                  98            54             13
      Credit losses on securities for which an OTTI was
        previously recognized                                                                  59            68             61
    Decreases attributable to:
      Securities sold                                                                        (135)          (51)           (25)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $      402      $    380      $     309
                                                                                       ============    ==========    ===========

During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.


We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                                                      $   1,817      $  1,780
U.S. government bonds                                                                                      310           376
Foreign government bonds                                                                                    32            39
RMBS                                                                                                       188           237
CMBS                                                                                                        17            31
CDOs                                                                                                         4             4
State and municipal bonds                                                                                   25            24
Hybrid and redeemable preferred securities                                                                  42            45
                                                                                                     -----------    ----------
  Total fixed maturity securities                                                                        2,435         2,536
Equity securities                                                                                            2             2
                                                                                                     -----------    ----------
     Total trading securities                                                                        $   2,437      $  2,538
                                                                                                     ===========    ==========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2012, 2011 and 2010, was $53 million, $115 million and $86 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 31% and 32% of mortgage loans on real estate as of December 31, 2012 and 2011, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $   6,791      $  6,579
Valuation allowance associated with impaired mortgage loans on real estate                                 (6)           (3)
Unamortized premium (discount)                                                                              7            13
                                                                                                    -----------    ----------
    Total carrying value                                                                            $   6,792      $  6,589
                                                                                                    ===========    ==========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     --------------------------
                                                                                                       2012           2011
                                                                                                     -----------    -----------

Number of impaired mortgage loans on real estate                                                             4              3
                                                                                                     ===========    ===========

Principal balance of impaired mortgage loans on real estate                                          $      38      $      11
Valuation allowance associated with impaired mortgage loans on real estate                                  (6)            (3)
                                                                                                     -----------    -----------
    Carrying value of impaired mortgage loans on real estate                                         $      32      $       8
                                                                                                     ===========    ===========



The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Average carrying value for impaired mortgage loans on real estate                      $      17     $      15      $      29
Interest income recognized on impaired mortgage loans on real estate                           1             1              3
Interest income collected on impaired mortgage loans on real estate                            1             1              3



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):



                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
                                             AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------
LOAN-TO-VALUE
Less than 65%                               $  5,526        81.3 %         1.68        $   5,173        78.6 %        1.61
65% to 74%                                       869        12.8 %         1.39            1,130        17.2 %        1.38
75% to 100%                                      350         5.2 %         0.82              256         3.9 %        0.95
Greater than 100%                                 46         0.7 %         0.79               20         0.3 %        0.73
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $  6,791       100.0 %                     $   6,579       100.0 %
                                            ==========    ===========                  ===========   ============

ALTERNATIVE INVESTMENTS

As of December 31, 2012 and 2011, alternative investments included investments in 98 and 96 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $   3,813     $   3,724      $   3,577
Equity AFS securities                                                                          6             5              5
Trading securities                                                                           138           145            148
Mortgage loans on real estate                                                                381           392            407
Real estate                                                                                   11            18             16
Standby real estate equity commitments                                                         -             1              1
Policy loans                                                                                 163           161            167
Invested cash                                                                                  4             3              5
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                              39            75             61
Alternative investments                                                                      125            90             93
Consent fees                                                                                   3             3              8
Other investments                                                                             (5)            -              7
                                                                                       -----------   -----------    -----------
      Investment income                                                                    4,678         4,617          4,495
Investment expense                                                                          (127)         (127)          (133)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $   4,551     $   4,490      $   4,362
                                                                                       ===========   ===========    ===========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $      14     $      84      $     100
    Gross losses                                                                            (187)         (218)          (241)
Equity AFS securities:
    Gross gains                                                                                1            10              9
    Gross losses                                                                              (9)            -             (4)
Gain (loss) on other investments                                                              15            27             (4)
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 2            (9)             8
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $    (164)    $    (106)     $    (132)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
    Corporate bonds                                                                    $    (62)     $     (13)     $    (88)
    RMBS                                                                                    (50)           (76)          (61)
    CMBS                                                                                    (47)           (56)          (41)
    CDOs                                                                                     (2)            (1)           (1)
    Hybrid and redeemable preferred securities                                                -             (2)           (5)
                                                                                         --------      ---------      --------
      Total fixed maturity securities                                                      (161)          (148)         (196)
Equity securities                                                                            (8)             -            (3)
                                                                                         --------      ---------      --------
        Gross OTTI recognized in net income (loss)                                         (169)          (148)         (199)
        Associated amortization of DAC, VOBA, DSI and DFEL                                   30             30            44
                                                                                       ----------    -----------    ----------
          Net OTTI recognized in net income (loss), pre-tax                            $   (139)     $    (118)     $   (155)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $    118      $      54      $     93
Change in DAC, VOBA, DSI and DFEL                                                           (15)           (12)          (11)
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $    103      $      42      $     82
                                                                                       ==========    ===========    ==========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation. With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:


                                                                         AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                         -------------------------   --------------------------
                                                                         CARRYING         FAIR        CARRYING         FAIR
                                                                           VALUE         VALUE         VALUE          VALUE
                                                                         ----------    -----------   -----------    -----------
Collateral payable held for derivative investments(1)                    $  2,507      $   2,507     $   2,994      $   2,994
Securities pledged under securities lending agreements(2)                     197            189           200            193
Securities pledged under reverse repurchase agreements(3)                     280            294           280            294
Securities pledged for Term Asset-Backed Securities
    Loan Facility ("TALF")(4)                                                  37             52           173            199
Investments pledged for Federal Home Loan Bank of
    Indianapolis ("FHLBI")(5)                                               1,100          1,936           100            142
                                                                         ----------    -----------   -----------    -----------
      Total payables for collateral on investments                       $  4,121      $   4,978     $   3,747      $   3,822
                                                                         ==========    ===========   ===========    ===========


(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Collateral payable held for derivative investments                                     $    (487)    $   2,141      $     219
Securities pledged under securities lending agreements                                        (3)            1           (302)
Securities pledged under reverse repurchase agreements                                         -             -            (64)
Securities pledged for TALF                                                                 (136)         (107)           (65)
Investments pledged for FHLBI                                                              1,000             -              -
                                                                                       -----------   -----------    -----------
    Total increase (decrease) in payables for collateral on investments                $     374     $   2,035      $    (212)
                                                                                       ===========   ===========    ===========


INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $536 million, which included $226 million of LPs, $146 million of private placement securities and $164 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $3.6 billion and $4.7 billion, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.2 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.4 billion, or 9% of our invested assets portfolio and our investment securities in the banking industry with a fair value of $5.3 billion, or 5% of our invested assets portfolio. As of December 31, 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion, or 8% of our invested assets portfolio and our investment securities in the collateralized mortgage and other obligations industry with a fair value of $5.3 billion, or 6% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.

For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

TREASURY AND REVERSE TREASURY LOCKS

We use treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to our issuance of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. In addition, we use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.


PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS - BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS - SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:




                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)             $   2,001    $      353      $     224     $   2,212      $    385      $     241
    Foreign currency contracts(1)                420            39             26           340            52             14
                                           -----------   -----------    -----------   -----------    ----------    -----------
      Total cash flow hedges                   2,421           392            250         2,552           437            255
                                           -----------   -----------    -----------   -----------    ----------    -----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                    35,539         1,030            474        30,232         1,042            475
Foreign currency contracts(1)                     48             -              -             4             -              -
Equity market contracts(1)                    19,744         1,734            170        16,300         2,152             55
Equity collar(1)                                   9             1              -             -             -              -
Credit contracts(1)                                -             -              -            48             -              -
Credit contracts(2)                              149             -             11           148             -             16
Embedded derivatives:
    Indexed annuity contracts(3)                   -             -            732             -             -            399
    Guaranteed living benefits ("GLB")
      reserves(3)                                  -             -            909             -             -          2,217
    Reinsurance related(4)                         -             -            184             -                           12
                                           -----------   -----------    -----------   -----------    ----------    -----------
        Total derivative instruments       $  57,910      $  3,157      $   2,730     $  49,284      $  3,631      $   3,429
                                           ===========   ===========    ===========   ===========    ==========    ===========

(1) Reported in derivative investments on our Consolidated Balance Sheets.
(2) Reported in other liabilities on our Consolidated Balance Sheets.
(3) Reported in future contract benefits on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:


                                                                 REMAINING LIFE AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                           LESS THAN        1 - 5         6 - 10        11 - 30       OVER 30
                                             1 YEAR         YEARS         YEARS          YEARS         YEARS          TOTAL
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest rate contracts(1)                 $   2,834      $ 19,828      $   5,901      $  8,977      $       -      $ 37,540
Foreign currency contracts(2)                     48           205            200            15              -           468
Equity market contracts                       10,667         3,895          5,165            23              3        19,753
Credit contracts                                   -           149              -             -              -           149
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total derivative instruments
      with notional amounts                $  13,549      $ 24,077      $  11,266      $  9,015      $       3      $ 57,910
                                           ===========    ==========    ===========    ==========    ===========    ==========

(1) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                        $    132      $     (14)     $    (13)
Cumulative effect from adoption of new accounting standards                                   -              -             3
Other comprehensive income (loss):
    Unrealized holding gains (losses) arising during the year:
      Cash flow hedges:
        Interest rate contracts                                                             (41)           201           (18)
        Foreign currency contracts                                                          (22)             3            14
      AFS securities embedded derivatives                                                     -              -             2
    Change in foreign currency exchange rate adjustment                                     (12)             7             4
    Change in DAC, VOBA, DSI and DFEL                                                        14              1            (1)
    Income tax benefit (expense)                                                             20            (74)           (1)
    Less:
     Reclassification adjustment for gains (losses) included in net income (loss):
        Cash flow hedges:
          Interest rate contracts(1)                                                        (21)           (15)            4
          Foreign currency contracts(1)                                                       3              2             2
     Associated amortization of DAC, VOBA, DSI and DFEL                                       3              1             -
     Income tax benefit (expense)                                                             5              4            (2)
                                                                                       ----------    -----------    ----------
           Balance as of end-of-year                                                   $    101      $     132      $    (14)
                                                                                       ==========    ===========    ==========


(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).


The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)                            $    (22)     $     (15)     $      3
    Foreign currency contracts(1)                                3              2             2
                                                          ----------    -----------    ----------
      Total cash flow hedges                                   (19)           (13)            5
                                                          ----------    -----------    ----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                                     (26)           (44)            5
Interest rate contracts(2)                                      52          1,144           175
Foreign currency contracts(1)                                    -              -            43
Foreign currency contracts(2)                                   (8)           (12)          (13)
Equity market contracts(2)                                  (1,014)           315          (386)
Equity market contracts(3)                                    (362)            26          (118)
Credit contracts(1)                                              -              -             1
Credit contracts(2)                                              2             (7)            7
Embedded derivatives:
    Indexed annuity contracts(2)                              (136)             5           (81)
    GLB reserves(2)                                          1,308         (1,809)          268
    Reinsurance related(2)                                     (50)           (47)          (71)
    AFS securities(1)                                            -              -            (4)
                                                          ----------    -----------    ----------
        Total derivative instruments                      $  (253)      $    (442)     $   (169)
                                                          ==========    ===========    ==========


(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Gain (loss) recognized as a component of OCI with
    the offset to net investment income                   $     (18)    $     (13)     $      6


As of December 31, 2012, $21 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2012 and 2011, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:


                                            AS OF DECEMBER 31, 2012
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)      PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2016(3)               (4)            (5)          BBB-               3          $  (4)       $    68

     03/20/2017(3)               (4)            (5)          BBB-               4             (7)            81
                                                                           -----------    -----------   ---------
                                                                                7          $ (11)       $   149
                                                                           ===========    ===========   =========




                                            AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)       PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2012(6)               (4)            (5)          BBB+               4         $    -        $   40

     12/20/2016(3)               (4)            (5)          BBB+               3            (12)           68

     03/20/2017(3)               (4)            (5)          BBB                2             (4)           40
                                                                           -----------    -----------   ---------
                                                                                9         $  (16)       $  148
                                                                           ===========    ===========   =========


(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of credit default swaps.
(3) These credit default swaps were sold to a counter-party of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(6) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Maximum potential payout                                                 $      149      $     148
Less:
    Counterparty thresholds                                                       -              -
                                                                         ----------    -----------
      Maximum collateral potentially required to post                    $      149      $     148
                                                                         ==========    ===========

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $11 million as of December 31, 2012, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2012, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2012, our exposure was $13 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:


                              AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                             --------------------------   --------------------------
                             COLLATERAL     COLLATERAL    COLLATERAL     COLLATERAL
                             POSTED BY      POSTED BY     POSTED BY      POSTED BY
           S&P                COUNTER-         LNC         COUNTER-         LNC
         CREDIT                PARTY         (HELD BY       PARTY         (HELD BY
        RATING OF             (HELD BY       COUNTER-      (HELD BY       COUNTER-
      COUNTERPARTY              LNC)          PARTY)         LNC)          PARTY)
--------------------------   -----------    -----------   -----------    -----------
           AA                $      41      $       -     $      35      $       -
           AA-                      58              -           219              -
           A+                      551              -           826              -
            A                      762            (68)        1,613            (69)
           A-                    1,113              -           373              -
           BBB                       4              -             -              -
                             -----------    -----------   -----------    -----------
                             $   2,529      $     (68)    $   3,066      $     (69)
                             ===========    ===========   ===========    ===========


7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $    (320)    $     (84)     $    (74)
Deferred                                                        664           354           379
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $     344     $     270      $    305
                                                          ===========   ===========    ==========

A reconciliation of the effective tax rate differences (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $     527     $     186      $    456
Effect of:
    Separate account dividend received deduction               (128)         (135)         (109)
    Tax credits                                                 (34)          (46)          (39)
    Goodwill                                                     (2)          260             -
    Change in uncertain tax positions                           (88)            7             3
    Other items                                                  69            (2)           (6)
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $     344     $     270      $    305
                                                          ===========   ===========    ==========
Effective tax rate                                             23 %          51 %          23 %
                                                          ===========   ===========    ==========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    173      $    (276)
Deferred                                                                   (3,391)        (2,233)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $ (3,218)     $  (2,509)
                                                                         ==========    ===========



Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $     900      $  1,034
Deferred gain on business sold through reinsurance                             27           136
Reinsurance related embedded derivative asset                                 141           123
Investments                                                                   448           222
Compensation and benefit plans                                                141           130
Net operating loss                                                              4             -
Net capital loss                                                               32            59
Tax credits                                                                   205           200
VIE                                                                            36            98
Other                                                                          44           197
                                                                        -----------    ----------
    Total deferred tax assets                                               1,978         2,199
                                                                        -----------    ----------


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                     $   1,393      $  1,412
VOBA                                                                          239           370
Net unrealized gain on AFS securities                                       3,283         2,188
Net unrealized gain on trading securities                                     150           126
Intangibles                                                                   172           173
Other                                                                         132           163
                                                                        -----------    ----------
    Total deferred tax liabilities                                          5,369         4,432
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $  (3,391)     $ (2,233)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $11 million of net operating loss carryforwards that begin to expire in 2031 and $90 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $139 million of alternative minimum tax credits that are not subject to expiration and $66 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.


As of December 31, 2012 and 2011, $59 million and $191 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:


                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $     275     $     278
    Increases for prior year tax positions                        -             2
    Decreases for prior year tax positions                     (145)          (11)
    Increases for current year tax positions                      3            12
    Decreases for current year tax positions                      -            (6)
    Decreases for settlements with taxing authorities            (2)            -
    Decreases for lapse of statute of limitations               (64)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $      67     $     275
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(78) million, $8 million and $6 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $11 million and $89 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

8.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  5,887      $   6,029      $  7,310
    Cumulative effect from adoption of new accounting standards                               -              -        (1,483)
    Business acquired (sold) through reinsurance                                           (126)           184           (14)
    Deferrals                                                                             1,294          1,368         1,353
    Amortization, net of interest:
      Unlocking                                                                             (71)          (130)           93
      Amortization, excluding unlocking, net of interest                                   (760)          (666)         (654)
    Adjustment related to realized (gains) losses                                           (49)           (39)          (51)
    Adjustment related to unrealized (gains) losses                                        (145)          (859)         (525)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  6,030      $   5,887      $  6,029
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $  1,055      $   1,378     $   2,086
    Business acquired (sold) through reinsurance                                            (20)            12             -
    Deferrals                                                                                12             20            26
    Amortization:
      Unlocking                                                                             (23)           174           (48)
      Amortization, excluding unlocking                                                    (225)          (279)         (350)
    Accretion of interest(1)                                                                 73             78            89
    Adjustment related to realized (gains) losses                                             9             (6)           (7)
    Adjustment related to unrealized (gains) losses                                        (179)          (322)         (418)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    702      $   1,055     $   1,378
                                                                                       ==========    ===========   ===========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      94
2014                                72
2015                                64
2016                                57
2017                                52

Changes in DSI (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    309      $     324      $    361
    Deferrals                                                                                39             39            66
    Amortization, net of interest:
      Unlocking                                                                              14             (2)           (3)
      Amortization, excluding unlocking, net of interest                                    (43)           (36)          (48)
    Adjustment related to realized (gains) losses                                            (5)            (3)          (11)
    Adjustment related to unrealized (gains) losses                                         (18)           (13)          (41)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    296      $     309      $    324
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  1,360      $   1,472      $  1,273
    Business acquired (sold) through reinsurance                                            (44)            18            22
    Deferrals                                                                               348            544           546
    Amortization, net of interest:
      Unlocking                                                                             (69)            31            (1)
      Amortization, excluding unlocking, net of interest                                   (206)          (160)         (190)
    Adjustment related to realized (gains) losses                                            (5)            (8)           (4)
    Adjustment related to unrealized (gains) losses                                         (42)          (537)         (174)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  1,342      $   1,360      $  1,472
                                                                                       ==========    ===========    ==========

9.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $  7,096      $   6,735      $  6,338
Reinsurance assumed                                                                          18             21            22
Reinsurance ceded                                                                        (1,287)        (1,511)       (1,361)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $  5,827      $   5,245      $  4,999
                                                                                       ==========    ===========    ==========

Direct insurance benefits                                                              $  4,714      $   4,828      $  4,321
Reinsurance recoveries netted against benefits                                           (1,778)        (2,624)       (1,754)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $  2,936      $   2,204      $  2,567
                                                                                       ==========    ===========    ==========


We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $809 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.4 billion and $3.5 billion as of December 31, 2012 and 2011, respectively. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2012, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2012, included $1.5 billion and $176 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2012, 2011 and 2010, we amortized $48 million, $49 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:



                                                   FOR THE YEAR ENDED DECEMBER 31, 2012
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186           (647)           -          1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176           (176)           -              -
                                          ------------    -----------  -----------    -----------
    Total goodwill                         $   3,696      $  (1,423)   $       -      $   2,273
                                          ============    ===========  ===========    ===========

                                                   FOR THE YEAR ENDED DECEMBER 31, 2011
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186              -         (647)         1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176            (79)         (97)             -
                                          ------------    -----------  -------------  -----------
    Total goodwill                         $   3,696      $    (679)   $    (744)     $   2,273
                                          ============    ===========  =============  ===========

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  ------------    -----------  ------------
Life Insurance:
    Sales force                                           $     100    $       27      $     100      $     23
Retirement Plan Services:
    Mutual fund contract rights(1)                                5             -              2             -
Other Operations:
    FCC licenses(1)                                             129             -            118             -
    Other                                                         4             3              4             3
                                                          -----------  ------------    -----------  ------------
      Total                                               $     238    $       30      $     224      $     26
                                                          ===========  ============    ===========  ============

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2012, was as follows:


2013                         $       4
2014                                 4
2015                                 4
2016                                 4
2017                                 4




11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------  ------------
RETURN OF NET DEPOSITS
Total account value                                       $   63,478   $    54,004
Net amount at risk(1)                                            392         1,379
Average attained age of contract holders                    60 years      59 years
MINIMUM RETURN
Total account value                                       $      149   $       155
Net amount at risk(1)                                             37            48
Average attained age of contract holders                    73 years      72 years
Guaranteed minimum return                                        5 %           5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $   23,019   $    21,648
Net amount at risk(1)                                          1,133         2,939
Average attained age of contract holders                    67 years      67 years


(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------

Balance as of beginning-of-year                           $      84     $      44      $     71
    Changes in reserves                                          64            93            57
    Benefits paid                                               (44)          (53)          (84)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $     104     $      84      $     44
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $  37,899      $ 34,286
International equity                                         14,850        13,095
Bonds                                                        21,174        17,735
Money market                                                  7,747         5,892
                                                          -----------    ----------
    Total                                                 $  81,670      $ 71,008
                                                          ===========    ==========

Percent of total variable annuity separate account
  values                                                       98 %          98 %


Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 38% of permanent life insurance in force as of December 31, 2012, and 29% of total sales for these products for the year ended December 31, 2012.

12.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
Short-Term Debt
  Short-term notes payable to LNC                                                                    $      28      $     10
  Current maturities of long-term debt                                                                       4             -
                                                                                                     -----------    ----------
    Total short-term debt                                                                            $      32      $     10
                                                                                                     ===========    ==========

Long-Term Debt, Excluding Current Portion
  2.75% note, due 2013                                                                               $       -      $      4
  LIBOR + 3 bps notes, due 2017                                                                            250           250
  LIBOR + 100 bps loan, due 2037                                                                           375           375
  LIBOR + 341 bps loan, due 2040                                                                             -           500
  Surplus notes due LNC:
    9.76% surplus note, due 2024                                                                            50            50
    6.56% surplus note, due 2028                                                                           500           500
    6.03% surplus note, due 2028                                                                           750           750
                                                                                                     -----------    ----------
      Total surplus notes                                                                                1,300         1,300
                                                                                                     -----------    ----------
        Total long-term debt                                                                         $   1,925      $  2,429
                                                                                                     ===========    ==========

Future principal payments due on long-term debt (in millions) as of December 31, 2012, were as follows:


2013                                                                                   $      4
2014                                                                                          -
2015                                                                                          -
2016                                                                                          -
2017                                                                                        250
Thereafter                                                                                1,675
                                                                                       ----------
    Total                                                                              $  1,929
                                                                                       ==========


On September 10, 2010, LNC issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the Federal Home Loan Bank of Indianapolis due June 20, 2017.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 341 bps. On July 1, 2012, we repaid all of our LIBOR + 341 bps note due 2040.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2012, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("Adversary Proceeding") captioned LEHMAN BROTHERS SPECIAL FINANCING, INC. V.

BANK OF AMERICA, N.A. ET AL., Adv. Pro. No. 10-03547 (JMP) and instituted under IN RE LEHMAN BROTHERS HOLDINGS INC. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. ("LBSF") seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to Noteholders in accordance with the Note agreements. The Adversary proceeding is stayed through July 20, 2013, and LNL's response is currently due to be filed on September 5, 2013.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we subsidiaries are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2012, 2011 and 2010, was $37 million, $36 million and $40 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2012, were as follows:



2013                         $      31
2014                                31
2015                                26
2016                                22
2017                                16

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 19%, 22% and 25% of Annuities' variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented approximately 50%, 54% and 58% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 21%, 27% and 29% of variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented 58%, 62% and 66% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $32 million and $29 million as of December 31, 2012 and 2011, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.


ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):



                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $  2,805      $  1,119    $      36
    Cumulative effect from adoption of new accounting standards                                  -             -          183
    Unrealized holding gains (losses) arising during the year                                2,631         3,292        2,322
    Change in foreign currency exchange rate adjustment                                         14            (5)          (6)
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds      (1,233)         (798)      (1,038)
    Income tax benefit (expense)                                                              (459)         (890)        (461)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)            (181)         (124)        (136)
      Associated amortization of DAC, VOBA, DSI and DFEL                                        (1)          (10)           8
      Income tax benefit (expense)                                                              64            47           45
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $  3,876      $  2,805    $   1,119
                                                                                          ==========    ==========  ===========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $   (103)     $   (126)   $    (108)
(Increases) attributable to:
    Cumulative effect from adoption of new accounting standards                                  -             -           (5)
    Gross OTTI recognized in OCI during the year                                              (118)          (54)         (93)
    Change in DAC, VOBA, DSI and DFEL                                                           15            12           11
    Income tax benefit (expense)                                                                35            15           28
Decreases attributable to:
    Sales, maturities or other settlements of AFS securities                                   118            99           81
    Change in DAC, VOBA, DSI and DFEL                                                          (17)          (21)         (19)
    Income tax benefit (expense)                                                               (35)          (28)         (21)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $   (105)     $   (103)   $    (126)
                                                                                          ==========    ==========  ===========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $    132      $    (14)   $     (13)
    Cumulative effect from adoption of new accounting standards                                  -             -            3
    Unrealized holding gains (losses) arising during the year                                  (63)          204           (2)
    Change in foreign currency exchange rate adjustment                                        (12)            7            4
    Change in DAC, VOBA, DSI and DFEL                                                           14             1           (1)
    Income tax benefit (expense)                                                                20           (74)          (1)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (18)          (13)           6
      Associated amortization of DAC, VOBA, DSI and DFEL                                         3             1            -
      Income tax benefit (expense)                                                               5             4           (2)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    101      $    132    $     (14)
                                                                                          ==========    ==========  ===========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year                                                           $    (14)     $    (14)   $     (17)
    Adjustment arising during the year                                                           3             1            4
    Income tax benefit (expense)                                                                (1)           (1)          (1)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    (12)     $    (14)   $     (14)
                                                                                          ==========    ==========  ===========

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $   (164)     $    (106)     $   (132)
Realized gain (loss) on the mark-to-market on certain instruments(2)                  138            (65)          (41)
Indexed annuity net derivative results:(3)
    Gross gain (loss)                                                                  16              2            34
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (5)            (2)          (14)
Variable annuity net derivatives results:(4)
    Gross gain (loss)                                                                 (77)           (51)          (30)
    Associated amortization of DAC, VOBA, DSI and DFEL                                (31)           (28)          (55)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $   (123)     $    (250)     $   (238)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 5.
(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $   1,972     $   2,534      $   1,859
General and administrative expenses                                                        1,553         1,392          1,293
Expenses associated with reserve financing and unrelated LOCs                                 40            24             16
DAC and VOBA deferrals and interest, net of amortization                                    (300)         (565)          (509)
Broker-dealer expenses                                                                       243           236            212
Specifically identifiable intangible asset amortization                                        4             4              4
Media expenses                                                                                66            69             59
Taxes, licenses and fees                                                                     244           244            192
Merger-related expenses                                                                        -             -              9
Restructuring charges (recoveries)                                                            16             -             (1)
                                                                                       -----------   -----------    -----------
    Total                                                                              $   3,838     $   3,938      $   3,134
                                                                                       ===========   ===========    ===========

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.


The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:


                                                 AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                             2012           2011          2012           2011
                                           -----------    ----------    -----------    ----------
                                                                                 OTHER
                                               PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                           -------------------------    -------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year         $     137     $     128      $       5    $        5
Actual return on plan assets                      17            17              -             -
Company and participant contributions              -             -              4             4
Benefits paid                                     (9)           (8)            (4)           (4)
                                           -----------   -----------    -----------  ------------
    Fair value as of end-of-year                 145           137              5             5
                                           -----------   -----------    -----------  ------------

CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                  121           116             21            21
Interest cost                                      5             6              1             1
Company and participant contributions              -             -              1             1
Actuarial (gains) losses                           9             7             (2)            1
Benefits paid                                     (9)           (8)            (4)           (3)
                                           -----------   -----------    -----------  ------------
    Balance as of end-of-year                    126           121             17            21
                                           -----------   -----------    -----------  ------------
      Funded status of the plans           $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED ON THE
    CONSOLIDATED BALANCE SHEETS
Other assets                               $      21     $      18      $       -    $        -
Other liabilities                                 (2)           (2)           (12)          (16)
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED IN
    ACCUMULATED OCI, NET OF TAX
Net (gain) loss                            $      13      $     14      $      (1)   $        -
Prior service credit                               -             -              -             -
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      13      $     14      $      (1)   $        -
                                           ===========   ===========    ===========  ============

RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan                     N/A            N/A          4.00 %       4.00 %
All other plans                                 N/A            N/A             N/A          N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
    Weighted-average discount rate           3.93 %         4.25 %          4.03 %       4.25 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %
Net periodic benefit cost:
    Weighted-average discount rate           4.25 %         5.25 %          4.25 %       5.00 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2012, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2013, our discount rate for the pension plans will be 3.93%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2013, our expected return on plan assets is 6.50% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:


                                                                       AS OF OR FOR THE
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------- -- ---------- -- -----------
                                                              2012           2011          2010
                                                            -----------    ----------    -----------
Pre-65 health care cost trend rate                            8.00 %         8.50 %        9.50 %
Post-65 health care cost trend rate                           8.00 %         8.50 %        9.50 %
Ultimate trend rate                                           4.50 %         4.50 %        5.00 %
Year that the rate reaches the ultimate trend rate             2020           2021          2020


We expect the health care cost trend rate for 2013 to be 8.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                              AS OF DECEMBER 31,
                                           --------------------------
                                             2012           2011
                                           -----------    -----------
Accumulated benefit obligation             $       2      $       2
Projected benefit obligation                       2              2
Fair value of plan assets                          -              -

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------------
                                                      PENSION BENEFITS                     OTHER POSTRETIREMENT BENEFITS
                                           ----------------------------------------    ---------------------------------------
                                             2012           2011          2010           2012          2011           2010
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest cost                              $       5      $      6      $       7      $      1      $       1      $      1
Expected return on plan assets                    (9)          (10)            (9)            -              -             -
Recognized net actuarial loss (gain)               1             2              2             -              -             -
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Net periodic benefit expense           $      (3)     $     (2)     $       -      $      1      $       1      $      1
    (recovery)                             ===========    ==========    ===========    ==========    ===========    ==========


We expect our 2013 pension plans' income to be approximately $3 million.

For 2013, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $1 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:


                                             2012           2011
                                           -----------    -----------
Fixed maturity securities                       80 %        80 %
Common stock:
    Domestic equity                             14 %        14 %
    International equity                         6 %         6 %




The investment objectives for the assets related to our pension plans are to:

o Maintain sufficient liquidity to pay obligations of the plans as they come due;
o Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
o  Maintain an appropriate asset allocation policy;
o Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
o  Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets is monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:



                                                            AS OF DECEMBER 31,
                                           ------------------------------------------------------
                                              2012          2011           2012          2011
                                           -----------    -----------   -----------    ----------
                                                                                 OTHER
                                                 PENSION PLANS          POSTRETIREMENT BENEFITS
                                           --------------------------   -------------------------
Fixed maturity securities:
    Corporate bonds                        $      48      $      53     $       -      $      -
    U.S. government bonds                         26             16             -             -
    Foreign government bonds                       2              3             -             -
    RMBS                                           -              -             -             -
    CMBS                                           -              1             -             -
    CDOs                                           -              -             -             -
Common stock                                      66             61             -             -
Cash and invested cash                             3              3             5             5
                                           -----------    -----------   -----------    ----------
        Total                              $     145      $     137     $       5      $      5
                                           ===========    ===========   ===========    ==========

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2012 or 2011. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2013 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2013 is less than $1 million.

We expect the following benefit payments (in millions):


                                             DEFINED          OTHER
                                             BENEFIT          POST-
                                             PENSION        RETIREMENT
                                              PLANS           PLANS
                                           -------------    ----------
2013                                       $        10    $        2
2014                                                10             2
2015                                                10             2
2016                                                 9             1
2017                                                 9             1
Following five years thereafter                     41             6

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $68 million, $65 million and $60 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Total liabilities(1)                                                                   $     335     $     304
Investments held to fund liabilities(2)                                                      146           133


(1) Reported in other liabilities on our Consolidated Balance Sheets.
(2) Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       7     $       6      $       6
Increase (decrease) in measurement of liabilities, net of total return swap                   11             1              1
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $      18     $       7      $       7
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       1     $       1      $       3
Increase (decrease) in measurement of liabilities, net of total return swap                    5             -              3
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $       6     $       1      $       6
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $2 million, less than ($1) million and $2 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $3 million, $4 million and $2 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:


                                              FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------------
                                             2012           2011          2010
                                           -----------    -----------   -----------
Stock options                              $       8      $       8     $       5
Performance shares                                 5              2            (1)
SARs                                               1              -             -
RSUs and nonvested stock                          17             12            11
                                           -----------    -----------   -----------
    Total                                  $      31      $      22     $      15
                                           ===========    ===========   ===========

Recognized tax benefit                     $      11      $       8     $       5
                                           ===========    ===========   ===========

20.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    6,457    $   7,054

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $    649      $     291     $     553
Net income (loss)                                                             600            104           430
Dividends to LNC                                                              605            800           684


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in 2011.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006 and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, it is accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2012 and 2011.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using the Indiana universal life method          $    249      $     270
Calculation of reserves using continuous CARVM                                 (2)            (2)
Conservative valuation rate on certain annuities                              (26)           (20)
Lesser of LOC and XXX additional reserve as surplus                         2,483          1,731

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. We expect that we could pay dividends of approximately $643 million in 2013 without prior approval from the respective state commissioner.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                        AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                        -------------------------    -------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $  80,254      $ 80,254      $  73,607      $ 73,607
    VIEs' fixed maturity securities                                           708           708            700           700
    Equity securities                                                         157           157            139           139
Trading securities                                                          2,437         2,437          2,538         2,538
Mortgage loans on real estate                                               6,792         7,446          6,589         7,233
Derivative investments                                                      2,263         2,263          2,846         2,846
Other investments                                                           1,089         1,089          1,059         1,059
Cash and invested cash                                                      3,278         3,278          3,844         3,844
Separate account assets                                                    95,373        95,373         83,477        83,477

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                           (732)         (732)          (399)         (399)
    GLB reserves embedded derivatives                                        (909)         (909)        (2,217)       (2,217)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                      (867)         (867)        (1,114)       (1,114)
    Account values of certain investment contracts                        (28,480)      (32,620)       (27,403)      (30,739)
Short-term debt                                                               (32)          (32)           (10)          (10)
Long-term debt                                                             (1,925)       (1,972)        (2,429)       (2,466)
Reinsurance related embedded derivatives                                     (184)         (184)           (12)          (12)
VIEs' liabilities - derivative instruments                                   (128)         (128)          (291)         (291)
Other liabilities:
    Credit default swaps                                                      (11)          (11)           (16)          (16)

BENEFIT PLANS' ASSETS(1)                                                      150           150            142           142


(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                      --------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                      ------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      65      $ 64,654      $   2,065      $  66,784
      U.S. government bonds                                                  362            30              1            393
      Foreign government bonds                                                 -           594             46            640
      RMBS                                                                     -         5,880              3          5,883
      CMBS                                                                     -           928             27            955
      CDOs                                                                     -            26            154            180
      State and municipal bonds                                                -         4,211             32          4,243
      Hybrid and redeemable preferred securities                              30         1,030            116          1,176
    VIEs' fixed maturity securities                                          110           598              -            708
    Equity AFS securities                                                     44            26             87            157
    Trading securities                                                         2         2,379             56          2,437
    Derivative investments                                                     -           347          1,916          2,263
Cash and invested cash                                                         -         3,278              -          3,278
Separate account assets                                                    1,519        93,854              -         95,373
                                                                      ------------   ------------  -------------   -----------
        Total assets                                                   $   2,132      $177,835      $   4,503      $  184,470
                                                                      ============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -      $      -      $    (732)     $    (732)
    GLB reserves embedded derivatives                                          -             -           (909)          (909)
Reinsurance related embedded derivatives                                       -          (184)             -           (184)
VIEs' liabilities - derivative instruments                                     -             -           (128)          (128)
Other liabilities:
    Credit default swaps                                                       -             -            (11)           (11)
                                                                      ------------   ------------  -------------   -----------
        Total liabilities                                              $       -      $   (184)     $  (1,780)     $  (1,964)
                                                                      ============   ============  =============   ===========

BENEFIT PLANS' ASSETS                                                  $      16      $    134      $       -      $     150
                                                                      ============   ============  =============   ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                     ---------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                     -------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      61     $  55,603      $   2,423      $  58,087
      U.S. government bonds                                                  426            18              1            445
      Foreign government bonds                                                 -           621             97            718
      RMBS                                                                     -         7,506            158          7,664
      CMBS                                                                     -         1,498             31          1,529
      CDOs                                                                     -             -            101            101
      State and municipal bonds                                                -         3,943              -          3,943
      Hybrid and redeemable preferred securities                              15         1,006             99          1,120
    VIEs' fixed maturity securities                                          108           592              -            700
    Equity AFS securities                                                     37            46             56            139
    Trading securities                                                         2         2,469             67          2,538
    Derivative investments                                                     -           362          2,484          2,846
Cash and invested cash                                                         -         3,844              -          3,844
Separate account assets                                                    1,582        81,895              -         83,477
                                                                     -------------   ------------  -------------   -----------
        Total assets                                                   $   2,231     $ 159,403      $   5,517      $ 167,151
                                                                     =============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -     $       -      $    (399)     $    (399)
    GLB reserves embedded derivatives                                          -             -         (2,217)        (2,217)
Reinsurance related embedded derivatives                                       -           (12)             -            (12)
VIEs' liabilities - derivative instruments                                     -             -           (291)          (291)
Other liabilities:
    Credit default swaps                                                       -             -            (16)           (16)
                                                                     -------------   ------------  -------------   -----------
        Total liabilities                                              $       -     $     (12)     $  (2,923)     $  (2,935)
                                                                     =============   ============  =============   ===========
BENEFIT PLANS' ASSETS                                                  $      14     $     128      $       -      $     142
                                                                     =============   ============  =============   ===========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,423      $    (25)     $      35      $    274      $    (642)     $   2,065
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                    97             -              -            (5)           (46)            46
      RMBS                                       158            (3)             3            (8)          (147)             3
      CMBS                                        31           (11)            16           (11)             2             27
      CDOs                                       101            (2)             8            61            (14)           154
      State and municipal bonds                    -             -              -            32              -             32
      Hybrid and redeemable
        preferred securities                      99            (1)            23             -             (5)           116
    Equity AFS securities                         56            (8)            13            26              -             87
    Trading securities                            67             3              4            (2)           (16)            56
    Derivative investments                     2,484          (823)            73           182              -          1,916
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (399)         (136)             -          (197)             -           (732)
    GLB reserves embedded derivatives         (2,217)        1,308              -             -              -           (909)
VIEs' liabilities - derivative
    instruments(5)                              (291)          163              -             -              -           (128)
Other liabilities:
    Credit default swaps(6)                      (16)            5              -             -              -            (11)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   2,594      $    470      $     175      $    352      $    (868)     $   2,723
                                           ===========    ==========    ===========  ============    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,353      $      3      $      42      $   (134)     $     159      $   2,423
      U.S. government bonds                        2             -              -            (1)             -              1
      Foreign government bonds                   113             -              4            (3)           (17)            97
      RMBS                                       119            (3)             6            36              -            158
      CMBS                                       102           (62)            61           (74)             4             31
      CDOs                                       171            19            (17)          (72)             -            101
      Hybrid and redeemable
        preferred securities                     114            (1)            (5)           (7)            (2)            99
    Equity AFS securities                         91             8            (12)            3            (34)            56
    Trading securities                            74             3              1            (7)            (4)            67
    Derivative investments                     1,494           495            383           112              -          2,484
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (497)            5              -            93              -           (399)
    GLB reserves embedded derivatives           (408)       (1,809)             -             -              -         (2,217)
VIEs' liabilities - derivative
      instruments(5)                            (209)          (82)             -             -              -           (291)
Other liabilities:
    Credit default swaps(6)                      (16)           (6)             -             6              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,503      $ (1,430)     $     463      $    (48)     $     106      $   2,594
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets(7)                   $       6      $      -      $       -      $     (6)     $       -      $       -
                                           ===========    ==========    ===========  ============    ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,117      $    (42)     $      53      $    279      $     (54)     $   2,353
      U.S. government bonds                        3             -              -            (4)             3              2
      Foreign government bonds                    92             -              8            (4)            17            113
      RMBS                                       135            (5)            10           (17)            (4)           119
      CMBS                                       252           (47)            84           (72)          (115)           102
      CDOs                                       153             1             30           (13)             -            171
      CLNs                                       322             -            278             -           (600)             -
      Hybrid and redeemable
        preferred securities                     150             2            (23)          (15)             -            114
    Equity AFS securities                         88             -              8            (5)             -             91
    Trading securities                            90             2            (10)           (7)            (1)            74
    Derivative investments                     1,238          (166)             7           415              -          1,494
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (419)          (81)             -             3              -           (497)
    GLB reserves embedded derivatives           (676)          268              -             -              -           (408)
VIEs' liabilities - derivative
      instruments(5)                               -            16              -             -           (225)          (209)
Other liabilities:
    Credit default swaps(6)                      (65)            7              -            42              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,480      $    (45)     $     445      $    602      $    (979)     $   3,503
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets (7)                  $       -      $      -      $       -      $      6      $       -      $       6
                                           ===========    ==========    ===========  ============    ===========    ===========


(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income
    (Loss).
(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss).
(7) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     363      $    (26)     $      (6)     $    (51)     $      (6)     $     274
      Foreign government bonds                     -             -             (5)            -              -             (5)
      RMBS                                         -             -             (6)           (2)             -             (8)
      CMBS                                         -             -              -           (11)             -            (11)
      CDOs                                        72             -              -           (11)             -             61
      State and municipal bonds                   32             -              -             -              -             32
    Equity AFS securities                         26             -              -             -              -             26
    Trading securities                             -             -              -            (2)             -             (2)
    Derivative investments                       454           (34)          (238)            -              -            182
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (99)            -              -           (98)             -           (197)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     848      $    (60)     $    (255)     $   (175)     $      (6)     $     352
                                           ===========    ==========    ===========   ===========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     237      $   (216)     $     (15)     $    (51)     $     (89)     $    (134)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      Foreign government bonds                     -            (3)             -             -              -             (3)
      RMBS                                        51             -              -           (15)             -             36
      CMBS                                         -           (50)             -           (24)             -            (74)
      CDOs                                         -           (33)             -           (39)             -            (72)
      Hybrid and redeemable preferred
        securities                                 9           (16)             -             -              -             (7)
    Equity AFS securities                         19           (16)             -             -              -              3
    Trading securities                             -            (2)             -            (5)             -             (7)
    Derivative investments                       396            (7)          (277)            -              -            112
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (59)            -              -           152              -             93
Other liabilities:
    Credit default swaps                           -             6              -             -              -              6
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     653      $   (337)     $    (292)     $     17      $     (89)     $     (48)
                                           ===========    ==========    ===========    ==========    ===========    ===========

Benefit plans' assets                      $       -      $     (3)     $      (3)     $      -      $       -      $      (6)
                                           ===========    ==========    ===========    ==========    ===========    ===========

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
Investments:(1)
    Derivative investments                                            $    (823)     $    472      $    (163)
Future contract benefits:(1)
    Indexed annuity contracts embedded derivatives                          (10)           (1)            44
    GLB reserves embedded derivatives                                     1,472        (1,615)           419
VIEs' liabilities - derivative instruments(1)                               163           (82)            16
Other liabilities:
    Credit default swaps(2)                                                   6            (8)           (12)
                                                                      -----------    ----------    -----------
      Total, net                                                      $     808      $ (1,234)     $     304
                                                                      ===========    ==========    ===========


(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      35      $   (677)     $    (642)
      Foreign government bonds                                                  -           (46)           (46)
      RMBS                                                                      -          (147)          (147)
      CMBS                                                                      5            (3)             2
      CDOs                                                                      6           (20)           (14)
      Hybrid and redeemable preferred securities                               35           (40)            (5)
    Trading securities                                                          2           (18)           (16)
                                                                        -----------    ----------    -----------
        Total, net                                                      $      83      $   (951)     $    (868)
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     246      $    (87)     $     159
      Foreign government bonds                                                  -           (17)           (17)
      CMBS                                                                      4             -              4
      Hybrid and redeemable preferred securities                               18           (20)            (2)
    Equity AFS securities                                                       1           (35)           (34)
    Trading securities                                                          1            (5)            (4)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     270      $   (164)     $     106
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     144      $   (198)     $     (54)
      U.S. government bonds                                                     3             -              3
      Foreign government bonds                                                 17             -             17
      RMBS                                                                      -            (4)            (4)
      CMBS                                                                      3          (118)          (115)
      CLNs                                                                      -          (600)          (600)
    Trading securities                                                          -            (1)            (1)
    VIEs' liabilities - derivative instruments                               (225)            -           (225)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     (58)     $   (921)     $    (979)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds, RMBS and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. For the year ended December 31, 2010, the CLNs transfers out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:



                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
      trading securities

        Corporate bonds            $    902      Discounted cash flow       Liquidity/duration adjustment(1)   1.7% - 13.5%
        Foreign government bonds         46      Discounted cash flow       Liquidity/duration adjustment(1)   2.3% - 5.3%
        Hybrid and redeemable
          preferred stock                21      Discounted cash flow       Liquidity/duration adjustment(1)   2.7% - 2.9%
    Equity AFS and trading
      securities                         24      Discounted cash flow       Liquidity/duration adjustment(1)   4.3% - 4.5%

LIABILITIES
Future contract benefits:
    Indexed annuity contracts
      embedded derivatives             (732)     Discounted cash flow       Lapse rate(2)                      1.0% - 15.0%(7)
                                                                            Mortality rate(5)
    GLB reserves embedded
      derivatives                      (858)     Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                             withdrawal(3)                     90.0% - 100.0%
                                                                            NPR(4)                             0.03% - 0.54%(7)
                                                                            Mortality rate(5)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
o INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed), and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):
     - Sales or disposals of securities;
     - Impairments of securities;
     - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and our trading securities;
     - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
     - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.
o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o   Gains (losses) on early extinguishment of debt;
o   Losses from the impairment of intangible assets;
o   Income (loss) from discontinued operations; and
o   Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o   Excluded realized gain (loss);
o   Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.


Segment information (in millions) was as follows:


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
REVENUES
Operating revenues:
    Annuities                                                           $   2,713      $    2,588    $    2,415
    Retirement Plan Services                                                1,015             988           971
    Life Insurance                                                          4,817           4,347         4,160
    Group Protection                                                        2,090           1,938         1,831
    Other Operations                                                          411             449           470
Excluded realized gain (loss), pre-tax                                       (235)           (342)         (312)
Amortization of deferred gain arising from reserve changes on business
    sold through reinsurance, pre-tax                                           3               3             3
                                                                        -----------    ------------     ---------
      Total revenues                                                    $  10,814      $    9,971    $    9,538
                                                                        ===========    ============     =========



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $     608      $      549    $      450
    Retirement Plan Services                                                  131             146           143
    Life Insurance                                                            538             463           533
    Group Protection                                                           72              97            68
    Other Operations                                                          (39)            (28)            3
Excluded realized gain (loss), after-tax                                     (152)           (222)         (204)
Gain (loss) on early extinguishment of debt, after-tax                          -               -             -
Income (expense) from reserve changes (net of related
    amortization) on business sold through reinsurance, after-tax               2               2             2
Impairment of intangibles, after-tax                                            2            (744)            -
Benefit ratio unlocking, after-tax                                              -               -             -
                                                                        -----------    ------------     ---------
      Income (loss) from continuing operations, after-tax                   1,162             263           995
                                                                        -----------    ------------     ---------
        Net income (loss)                                               $   1,162      $      263    $      995
                                                                        ===========    ============     =========




                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $   1,058      $  1,091      $   1,107
Retirement Plan Services                                                      797           792            769
Life Insurance                                                              2,297         2,168          2,040
Group Protection                                                              161           152            141
Other Operations                                                              238           287            305
                                                                        -----------    ----------    -----------
    Total net investment income                                         $   4,551      $  4,490      $   4,362
                                                                        ===========    ==========    ===========


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $     307      $    335      $     346
Retirement Plan Services                                                       42            33             53
Life Insurance                                                                609           416            431
Group Protection                                                               48            39             40
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $   1,006      $    823      $     870
                                                                        ===========    ==========    ===========

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $     117      $     92      $      83
Retirement Plan Services                                                       29            56             53
Life Insurance                                                                326           202            246
Group Protection                                                               38            52             37
Other Operations                                                              (82)          (13)            (6)
Excluded realized gain (loss)                                                 (83)         (120)          (109)
Reserve changes (net of related amortization)
    on business sold through reinsurance                                        1             1              1
Impairment of intangibles                                                      (2)            -              -
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $     344      $    270      $     305
                                                                        ===========    ==========    ===========

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $ 107,872     $  99,010
Retirement Plan Services                                                                  30,654        28,633
Life Insurance                                                                            62,867        57,623
Group Protection                                                                           3,733         3,429
Other Operations                                                                          13,254        12,658
                                                                                       ----------    -----------
    Total assets                                                                       $ 218,380     $ 201,353
                                                                                       ==========    ===========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Interest paid                                                           $     134      $     88      $      94
Income taxes paid (received)                                                  136           159           (345)
Significant non-cash investing and financing transactions:
    Reinsurance ceded:
      Carrying value of assets                                          $     367      $      -      $     188
      Carrying value of liabilities                                          (367)            -           (188)
                                                                        -----------    ----------    -----------
        Total reinsurance ceded                                         $       -      $      -      $       -
                                                                        ===========    ==========    ===========
    Reinsurance recaptured:
      Carrying value of assets                                          $     (34)     $    243      $     110
      Carrying value of liabilities                                           (84)         (441)          (115)
                                                                        -----------    ----------    -----------
        Total reinsurance recaptured                                    $    (118)     $   (198)     $      (5)
                                                                        ===========    ==========    ===========
    Reinsurance novated:
      Carrying value of assets                                          $       0      $      -      $       -
      Carrying value of liabilities                                           (26)            -              -
                                                                        -----------    ----------    -----------
        Total reinsurance novated                                       $     (26)     $      -      $       -
                                                                        ===========    ==========    ===========
    Capital contributions:
      Carrying value of assets (includes cash and invested cash)        $       -      $     10      $       -
      Carrying value of liabilities                                             -             -              -
                                                                        -----------    ----------    -----------
        Total capital contributions                                     $       -      $     10      $       -
                                                                        ===========    ==========    ===========

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Assets with affiliates:
    Corporate bonds(1)                                                                 $     100     $     100
    Ceded reinsurance contracts(2)                                                         2,887         3,318
    Ceded reinsurance contracts(3)                                                             9           340
    Cash management agreement investment(4)                                                  748           394
    Service agreement receivable(4)                                                           15             1

Liabilities with affiliates:
    Assumed reinsurance contracts(5)                                                         438           432
    Assumed reinsurance contracts(3)                                                         183           181
    Ceded reinsurance contracts(6)                                                         4,252         3,668
    Inter-company short-term debt(7)                                                          28            10
    Inter-company long-term debt(8)                                                        1,679         2,179

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Revenues with affiliates:
    Premiums received on assumed (paid on ceded) reinsurance contracts(9)              $    (188)    $    (335)     $    (268)
    Fees for management of general account(10)                                               (92)            -              -

Benefits and expenses with affiliates:
    Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)                    (433)       (1,181)          (638)
    Service agreement payments(12)                                                           114            75             58
    Interest expense on inter-company debt(13)                                               109           107             98


(1) Reported in fixed maturity AFS securities on our Consolidated Balance
    Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(4)  Reported in other assets on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.
(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
(7)  Reported in short-term debt on our Consolidated Balance Sheets.
(8)  Reported in long-term debt on our Consolidated Balance Sheets.
(9) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(10) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(11) Reported in benefits on our Consolidated Statements of Comprehensive Income
     (Loss).
(12) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $76 million and $71 million as of December 31, 2012 and 2011, respectively. The letters of credit are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25. SUBSEQUENT EVENTS

On March 25, 2013, LNL paid a cash dividend in the amount of $150 million to LNC.

                 LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012


                                                                                                       MORTALITY &
                                                                                        CONTRACT       EXPENSE
                                                      CONTRACT                          REDEMPTIONS    GUARANTEE
                                                      PURCHASES                         DUE TO         CHARGES PAYABLE
                                                      DUE FROM THE                      THE LINCOLN    TO THE LINCOLN
                                                      LINCOLN NATIONAL                  NATIONAL LIFE  NATIONAL LIFE
                                                      LIFE INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                               INVESTMENTS  COMPANY             TOTAL ASSETS  COMPANY        COMPANY            NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic
   Growth Class B                       $  1,872,400     $    151       $  1,872,551     $     --         $    149      $  1,872,402
ABVPSF Growth Class B                      1,189,737          415          1,190,152           --               94         1,190,058
ABVPSF Growth and Income Class B           1,214,053          840          1,214,893           --               97         1,214,796
American Century VP Balanced Class I      16,030,962       19,638         16,050,600           --            1,276        16,049,324
American Century VP Inflation
   Protection Class I                      1,627,572           --          1,627,572        2,211              133         1,625,228
American Funds Global Growth Class 2       4,965,346        1,062          4,966,408           --              392         4,966,016
American Funds Growth Class 2             23,435,325           --         23,435,325        6,248            1,849        23,427,228
American Funds Growth-Income Class 2       7,932,599          997          7,933,596           --              631         7,932,965
American Funds International Class 2      11,349,772        1,856         11,351,628           --              913        11,350,715
BlackRock Global Allocation V.I.
   Class I                                 1,214,524          706          1,215,230           --               98         1,215,132
Delaware VIP Diversified Income
   Standard Class                          7,054,875        1,869          7,056,744           --              575         7,056,169
Delaware VIP High Yield Standard Class     3,073,108        4,839          3,077,947           --              249         3,077,698
Delaware VIP REIT Service Class           11,574,110        3,047         11,577,157           --              930        11,576,227
Delaware VIP Small Cap Value
   Service Class                           8,062,218           --          8,062,218          643              638         8,060,937
Delaware VIP Smid Cap Growth
   Service Class                           4,312,653          657          4,313,310           --              345         4,312,965
Dreyfus Opportunistic Small Cap
   Initial Class                          24,279,952           --         24,279,952          809            1,915        24,277,228
Dreyfus Stock Index Initial Class         48,738,031       20,259         48,758,290           --            3,849        48,754,441
DWS Alternative Asset Allocation
   VIP Class A                               130,970            8            130,978           --               11           130,967
DWS Equity 500 Index VIP Class A           1,753,918        3,031          1,756,949           --              140         1,756,809
DWS Small Cap Index VIP Class A            1,996,898          460          1,997,358           --              157         1,997,201
Fidelity VIP Asset Manager Initial Class  39,405,684        2,662         39,408,346           --            3,163        39,405,183
Fidelity VIP Contrafund Service Class 2   18,404,613           --         18,404,613        8,449            1,463        18,394,701
Fidelity VIP Equity-Income Initial Class  38,916,381           --         38,916,381       13,192            3,072        38,900,117
Fidelity VIP Growth Initial Class         64,752,320       14,053         64,766,373           --            5,120        64,761,253
Fidelity VIP Money Market Initial Class        7,989          101              8,090           --               --             8,090
Janus Aspen Series Worldwide
   Institutional Class                     8,843,580           --          8,843,580        2,192              697         8,840,691
LVIP Baron Growth Opportunities
   Service Class                          14,063,790           --         14,063,790        2,310            1,113        14,060,367
LVIP BlackRock Inflation Protected
   Bond Standard Class                        69,231           --             69,231           --                6            69,225
LVIP Clarion Global Real Estate
   Standard Class                            623,588           80            623,668           --               50           623,618
LVIP Delaware Bond Standard Class          7,916,606           --          7,916,606        3,041              640         7,912,925
LVIP Delaware Diversified Floating
   Rate Service Class                         25,231            5             25,236           --                2            25,234
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                 156,632           68            156,700           --               13           156,687
LVIP Delaware Foundation Conservative
   Allocation Standard Class               1,134,016          118          1,134,134           --               88         1,134,046
LVIP Delaware Foundation Moderate
   Allocation Standard Class                 309,227            6            309,233           --               25           309,208
LVIP Delaware Growth and Income
   Standard Class                          3,802,776        3,227          3,806,003           --              301         3,805,702
LVIP Delaware Social Awareness
   Standard Class                         12,425,261        1,593         12,426,854           --              984        12,425,870
LVIP Global Income Standard Class            247,615          101            247,716           --               20           247,696



See accompanying notes.

                                                                                                       MORTALITY &
                                                                                        CONTRACT       EXPENSE
                                                       CONTRACT                         REDEMPTIONS    GUARANTEE
                                                       PURCHASES                        DUE TO         CHARGES PAYABLE
                                                       DUE FROM THE                     THE LINCOLN    TO THE LINCOLN
                                                       LINCOLN NATIONAL                 NATIONAL LIFE  NATIONAL LIFE
                                                       LIFE INSURANCE                   INSURANCE      INSURANCE
SUBACCOUNT                               INVESTMENTS   COMPANY            TOTAL ASSETS  COMPANY        COMPANY            NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Mondrian International Value
   Standard Class                       $   3,767,581     $     944      $   3,768,525    $     --        $    296      $  3,768,229
LVIP Protected Profile 2010
   Standard Class                             786,044            --            786,044      25,375              64           760,605
LVIP Protected Profile 2020
   Standard Class                           2,134,886         1,527          2,136,413          --             172         2,136,241
LVIP Protected Profile 2030
   Standard Class                           2,959,712         1,180          2,960,892          --             240         2,960,652
LVIP Protected Profile 2040
   Standard Class                           1,229,391         1,054          1,230,445          --              99         1,230,346
LVIP Protected Profile 2050
   Standard Class                              25,464           127             25,591          --               2            25,589
LVIP Protected Profile Conservative
   Standard Class                           2,295,588            --          2,295,588      21,953             186         2,273,449
LVIP Protected Profile Growth
   Standard Class                           5,178,911         4,066          5,182,977          --             416         5,182,561
LVIP Protected Profile Moderate
   Standard Class                           5,013,575         2,973          5,016,548          --             401         5,016,147
LVIP SSgA Bond Index Standard Class           706,463            --            706,463       2,148              57           704,258
LVIP SSgA Emerging Markets 100
   Standard Class                           1,253,484         4,826          1,258,310          --             101         1,258,209
LVIP SSgA Global Tactical Allocation
   RPM Standard Class                       1,860,877           444          1,861,321          --             150         1,861,171
LVIP SSgA International Index
   Standard Class                             105,372            --            105,372       1,126               9           104,237
LVIP SSgA S&P 500 Index
   Standard Class                              21,115            --             21,115          --               2            21,113
LVIP SSgA Small-Cap Index
   Standard Class                               5,536            --              5,536          --              --             5,536
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                   15,642,467            --         15,642,467         637           1,239        15,640,591
LVIP UBS Large Cap Growth RPM
   Standard Class                           1,520,770           597          1,521,367          --             120         1,521,247
NB AMT Large Cap Value I Class              4,320,689            --          4,320,689       1,433             341         4,318,915
NB AMT Mid Cap Growth I Class               6,597,655         1,145          6,598,800          --             524         6,598,276
T. Rowe Price International
   Stock Class I                           11,675,252            --         11,675,252         823             934        11,673,495


See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012


                                                                   DIVIDENDS
                                                                   FROM         MORTALITY AND      NET
                                                                   INVESTMENT   EXPENSE            INVESTMENT
SUBACCOUNT                                                         INCOME       GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                             $         --      $  (19,328)      $  (19,328)
ABVPSF Growth Class B                                                       --         (11,671)         (11,671)
ABVPSF Growth and Income Class B                                        15,366         (11,043)           4,323
American Century VP Balanced Class I                                   334,905        (159,773)         175,132
American Century VP Inflation Protection Class I                        38,357         (13,562)          24,795
American Funds Global Growth Class 2                                    42,367         (45,527)          (3,160)
American Funds Growth Class 2                                          182,143        (225,764)         (43,621)
American Funds Growth-Income Class 2                                   125,224         (75,641)          49,583
American Funds International Class 2                                   162,743        (113,511)          49,232
BlackRock Global Allocation V.I. Class I                                18,373         (12,381)           5,992
Delaware VIP Diversified Income Standard Class                         213,238         (68,319)         144,919
Delaware VIP High Yield Standard Class                                 254,700         (29,348)         225,352
Delaware VIP REIT Service Class                                        150,123        (114,312)          35,811
Delaware VIP Small Cap Value Service Class                              28,265         (78,795)         (50,530)
Delaware VIP Smid Cap Growth Service Class                                 368         (43,598)         (43,230)
Dreyfus Opportunistic Small Cap Initial Class                               --        (235,624)        (235,624)
Dreyfus Stock Index Initial Class                                    1,002,207        (484,506)         517,701
DWS Alternative Asset Allocation VIP Class A                             3,891          (1,196)           2,695
DWS Equity 500 Index VIP Class A                                        44,868         (21,230)          23,638
DWS Small Cap Index VIP Class A                                         16,732         (18,554)          (1,822)
Fidelity VIP Asset Manager Initial Class                               602,417        (391,119)         211,298
Fidelity VIP Contrafund Service Class 2                                203,186        (177,708)          25,478
Fidelity VIP Equity-Income Initial Class                             1,184,649        (377,314)         807,335
Fidelity VIP Growth Initial Class                                      390,524        (652,521)        (261,997)
Fidelity VIP Money Market Initial Class                                     27              --               27
Janus Aspen Series Worldwide Institutional Class                        73,629         (82,960)          (9,331)
LVIP Baron Growth Opportunities Service Class                          159,656        (137,083)          22,573
LVIP BlackRock Inflation Protected Bond Standard Class                      --            (201)            (201)
LVIP Clarion Global Real Estate Standard Class                              --          (5,368)          (5,368)
LVIP Delaware Bond Standard Class                                      158,613         (78,061)          80,552
LVIP Delaware Diversified Floating Rate Service Class                       75             (55)              20
LVIP Delaware Foundation Aggressive Allocation Standard Class            2,481          (1,199)           1,282
LVIP Delaware Foundation Conservative Allocation Standard Class         24,360          (9,571)          14,789
LVIP Delaware Foundation Moderate Allocation Standard Class              6,993          (2,660)           4,333
LVIP Delaware Growth and Income Standard Class                          41,401         (38,052)           3,349
LVIP Delaware Social Awareness Standard Class                           94,032        (122,242)         (28,210)
LVIP Global Income Standard Class                                        4,725          (2,490)           2,235
LVIP Mondrian International Value Standard Class                       107,950         (37,735)          70,215
LVIP Protected Profile 2010 Standard Class                              17,377          (7,119)          10,258
LVIP Protected Profile 2020 Standard Class                              42,116         (20,184)          21,932
LVIP Protected Profile 2030 Standard Class                              51,164         (26,853)          24,311
LVIP Protected Profile 2040 Standard Class                              19,888         (10,792)           9,096
LVIP Protected Profile 2050 Standard Class                                 212            (714)            (502)
LVIP Protected Profile Conservative Standard Class                      84,531         (21,708)          62,823
LVIP Protected Profile Growth Standard Class                           129,566         (51,409)          78,157
LVIP Protected Profile Moderate Standard Class                         161,763         (48,458)         113,305
LVIP SSgA Bond Index Standard Class                                     17,096          (6,103)          10,993
LVIP SSgA Emerging Markets 100 Standard Class                           31,910         (12,115)          19,795
LVIP SSgA Global Tactical Allocation RPM Standard Class                 62,015         (18,065)          43,950
LVIP SSgA International Index Standard Class                             1,635            (878)             757
LVIP SSgA S&P 500 Index Standard Class                                     194             (57)             137
LVIP SSgA Small-Cap Index Standard Class                                    34             (18)              16
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 --        (155,437)        (155,437)
LVIP UBS Large Cap Growth RPM Standard Class                                --         (15,007)         (15,007)
NB AMT Large Cap Value I Class                                          17,749         (42,512)         (24,763)
NB AMT Mid Cap Growth I Class                                               --         (66,892)         (66,892)
T. Rowe Price International Stock Class I                              141,074        (111,488)          29,586



See accompanying notes.

                                                                      DIVIDENDS                     NET CHANGE
                                                                      FROM          TOTAL           IN UNREALIZED    NET INCREASE
                                                      NET REALIZED    NET REALIZED  NET REALIZED    APPRECIATION OR  IN NET ASSETS
                                                      GAIN (LOSS)     GAIN ON       GAIN (LOSS)     DEPRECIATION     RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                  $      6,755    $        --  $       6,755     $   227,554      $   214,981
ABVPSF Growth Class B                                        23,544             --         23,544         120,174          132,047
ABVPSF Growth and Income Class B                                 32             --             32         151,878          156,233
American Century VP Balanced Class I                         41,813             --         41,813       1,431,725        1,648,670
American Century VP Inflation Protection Class I              9,726         26,244         35,970          19,969           80,734
American Funds Global Growth Class 2                         10,853             --         10,853         886,632          894,325
American Funds Growth Class 2                               262,776             --        262,776       3,293,026        3,512,181
American Funds Growth-Income Class 2                         (2,094)            --         (2,094)      1,085,307        1,132,796
American Funds International Class 2                       (239,726)            --       (239,726)      1,952,551        1,762,057
BlackRock Global Allocation V.I. Class I                     (2,368)         3,561          1,193          92,156           99,341
Delaware VIP Diversified Income Standard Class               66,016        208,486        274,502         (11,833)         407,588
Delaware VIP High Yield Standard Class                       31,560             --         31,560         198,684          455,596
Delaware VIP REIT Service Class                            (156,357)            --       (156,357)      1,754,601        1,634,055
Delaware VIP Small Cap Value Service Class                  117,480        560,907        678,387         285,396          913,253
Delaware VIP Smid Cap Growth Service Class                   93,506        249,551        343,057          56,161          355,988
Dreyfus Opportunistic Small Cap Initial Class            (1,285,422)            --     (1,285,422)      5,728,863        4,207,817
Dreyfus Stock Index Initial Class                           944,661      2,451,154      3,395,815       2,773,632        6,687,148
DWS Alternative Asset Allocation VIP Class A                   (255)           916            661           4,593            7,949
DWS Equity 500 Index VIP Class A                            121,716             --        121,716         145,738          291,092
DWS Small Cap Index VIP Class A                               3,169            444          3,613         262,859          264,650
Fidelity VIP Asset Manager Initial Class                   (111,027)       288,445        177,418       3,853,658        4,242,374
Fidelity VIP Contrafund Service Class 2                     (59,858)            --        (59,858)      2,469,034        2,434,654
Fidelity VIP Equity-Income Initial Class                   (468,807)     2,437,347      1,968,540       2,961,955        5,737,830
Fidelity VIP Growth Initial Class                           706,824             --        706,824       7,811,889        8,256,716
Fidelity VIP Money Market Initial Class                          --             --             --              --               27
Janus Aspen Series Worldwide Institutional Class           (272,302)            --       (272,302)      1,765,035        1,483,402
LVIP Baron Growth Opportunities Service Class               829,737        658,776      1,488,513         692,384        2,203,470
LVIP BlackRock Inflation Protected Bond
   Standard Class                                               171            654            825            (367)             257
LVIP Clarion Global Real Estate Standard Class               11,108             --         11,108         109,172          114,912
LVIP Delaware Bond Standard Class                           103,222        180,419        283,641          63,125          427,318
LVIP Delaware Diversified Floating Rate
   Service Class                                                 53             --             53              93              166
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                               479             --            479          11,290           13,051
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                            (5,028)            --         (5,028)         83,714           93,475
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                               161            392            553          20,523           25,409
LVIP Delaware Growth and Income Standard Class               55,151          3,498         58,649         446,694          508,692
LVIP Delaware Social Awareness Standard Class                16,853        863,361        880,214         767,991        1,619,995
LVIP Global Income Standard Class                               435            448            883          12,759           15,877
LVIP Mondrian International Value Standard Class           (285,811)            --       (285,811)        515,999          300,403
LVIP Protected Profile 2010 Standard Class                   39,300             --         39,300          (1,220)          48,338
LVIP Protected Profile 2020 Standard Class                   37,780             --         37,780          85,354          145,066
LVIP Protected Profile 2030 Standard Class                   36,833             --         36,833         114,312          175,456
LVIP Protected Profile 2040 Standard Class                   10,746             --         10,746          45,574           65,416
LVIP Protected Profile 2050 Standard Class                   18,592             --         18,592          (3,905)          14,185
LVIP Protected Profile Conservative Standard Class           47,437         10,256         57,693          65,370          185,886
LVIP Protected Profile Growth Standard Class                 28,000             --         28,000         295,294          401,451
LVIP Protected Profile Moderate Standard Class               35,224             --         35,224         246,920          395,449
LVIP SSgA Bond Index Standard Class                           4,052             84          4,136           1,132           16,261
LVIP SSgA Emerging Markets 100 Standard Class               (54,151)       107,534         53,383          36,060          109,238
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                            (5,892)            --         (5,892)        134,395          172,453
LVIP SSgA International Index Standard Class                   (706)            --           (706)         13,634           13,685
LVIP SSgA S&P 500 Index Standard Class                            1             --              1             (16)             122
LVIP SSgA Small-Cap Index Standard Class                         --             --             --              62               78
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                           221,546        443,946        665,492       1,703,523        2,213,578
LVIP UBS Large Cap Growth RPM Standard Class                 48,333             --         48,333         176,831          210,157
NB AMT Large Cap Value I Class                             (181,382)            --       (181,382)        825,620          619,475
NB AMT Mid Cap Growth I Class                               192,989             --        192,989         575,817          701,914
T. Rowe Price International Stock Class I                   (13,166)            --        (13,166)      1,775,409        1,791,829

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012


                                                                ABVPSF
                                                                GLOBAL                      ABVPSF        AMERICAN
                                                                THEMATIC      ABVPSF        GROWTH AND    CENTURY
                                                                GROWTH        GROWTH        INCOME        VP BALANCED
                                                                CLASS B       CLASS B       CLASS B       CLASS I
                                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 2,785,369   $ 1,177,462   $   901,820   $ 17,425,978
Changes From Operations:
   - Net investment income (loss)                                   (15,946)      (11,433)          529        152,562
   - Net realized gain (loss) on investments                         39,277        30,170       (23,295)      (127,843)
   - Net change in unrealized appreciation or
     depreciation on investments                                   (659,328)      (14,258)       68,066        711,571
                                                                ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      (635,997)        4,479        45,300        736,290
Changes From Unit Transactions:
   - Contract purchases                                             213,983       124,812       279,536      1,138,890
   - Contract withdrawals                                          (501,559)     (222,843)     (274,381)    (3,425,909)
                                                                ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (287,576)      (98,031)        5,155     (2,287,019)
                                                                ------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (923,573)      (93,552)       50,455     (1,550,729)
                                                                ------------  ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                   1,861,796     1,083,910       952,275     15,875,249
Changes From Operations:
   - Net investment income (loss)                                   (19,328)      (11,671)        4,323        175,132
   - Net realized gain (loss) on investments                          6,755        23,544            32         41,813
   - Net change in unrealized appreciation or
     depreciation on investments                                    227,554       120,174       151,878      1,431,725
                                                                ------------  ------------  ------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                214,981       132,047       156,233      1,648,670
Changes From Unit Transactions:
   - Contract purchases                                             238,806       114,438       245,130        679,979
   - Contract withdrawals                                          (443,181)     (140,337)     (138,842)    (2,154,574)
                                                                ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                    (204,375)      (25,899)      106,288     (1,474,595)
                                                                ------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              10,606       106,148       262,521        174,075
                                                                ------------  ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                 $ 1,872,402   $ 1,190,058   $ 1,214,796   $ 16,049,324
                                                                ============  ============  ============  =============


See accompanying notes.

                                                                AMERICAN
                                                                CENTURY        AMERICAN       AMERICAN      AMERICAN
                                                                VP INFLATION   FUNDS          FUNDS         FUNDS
                                                                PROTECTION     GLOBAL GROWTH  GROWTH        GROWTH-INCOME
                                                                CLASS I        CLASS 2        CLASS 2       CLASS 2
                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $   792,299   $ 5,565,771   $ 24,737,180    $8,174,284
Changes From Operations:
   - Net investment income (loss)                                     19,815        14,348        (90,357)       39,942
   - Net realized gain (loss) on investments                          25,915         3,093        188,651       (78,857)
   - Net change in unrealized appreciation or
     depreciation on investments                                      19,404      (535,854)    (1,287,244)     (166,305)
                                                                -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                         65,134      (518,413)    (1,188,950)     (205,220)
Changes From Unit Transactions:
   - Contract purchases                                              848,435       884,246      3,021,527     1,342,893
   - Contract withdrawals                                           (564,557)   (1,430,811)    (4,955,370)   (2,193,500)
                                                                -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      283,878      (546,565)    (1,933,843)     (850,607)
                                                                -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              349,012    (1,064,978)    (3,122,793)   (1,055,827)
                                                                -------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2011                                    1,141,311     4,500,793     21,614,387     7,118,457
Changes From Operations:
   - Net investment income (loss)                                     24,795        (3,160)       (43,621)       49,583
   - Net realized gain (loss) on investments                          35,970        10,853        262,776        (2,094)
   - Net change in unrealized appreciation or
     depreciation on investments                                      19,969       886,632      3,293,026     1,085,307
                                                                -------------  -------------  ------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  80,734       894,325      3,512,181     1,132,796
Changes From Unit Transactions:
   - Contract purchases                                              658,327       718,776      1,960,367     1,087,808
   - Contract withdrawals                                           (255,144)   (1,147,878)    (3,659,707)   (1,406,096)
                                                                -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                      403,183      (429,102)    (1,699,340)     (318,288)
                                                                -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              483,917       465,223      1,812,841       814,508
                                                                -------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                  $ 1,625,228   $ 4,966,016   $ 23,427,228    $7,932,965
                                                                =============  =============  ============  ============

                                                      AMERICAN       BLACKROCK        DELAWARE VIP
                                                      FUNDS          GLOBAL           DIVERSIFIED     DELAWARE VIP    DELAWARE VIP
                                                      INTERNATIONAL  ALLOCATION V.I.  INCOME          HIGH YIELD      REIT
                                                      CLASS 2        CLASS I          STANDARD CLASS  STANDARD CLASS  SERVICE CLASS
                                                      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                         $ 16,871,090    $   884,156     $  7,355,730     $ 3,063,324    $ 10,830,826
Changes From Operations:
   - Net investment income (loss)                           89,321         17,029          237,209         238,781          41,437
   - Net realized gain (loss) on investments              (111,726)        39,649          427,649          51,984        (564,133)
   - Net change in unrealized appreciation or
     depreciation on investments                        (2,096,938)      (112,005)        (289,341)       (243,140)      1,520,545
                                                      -------------  ---------------  -------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                           (2,119,343)       (55,327)         375,517          47,625         997,849
Changes From Unit Transactions:
   - Contract purchases                                  2,038,304        874,928          964,104         693,895       2,528,097
   - Contract withdrawals                               (5,203,600)      (525,062)      (1,957,231)       (973,114)     (3,401,978)
                                                      -------------  ---------------  -------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (3,165,296)       349,866         (993,127)       (279,219)       (873,881)
                                                      -------------  ---------------  -------------    ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,284,639)       294,539         (617,610)       (231,594)        123,968
                                                      -------------  ---------------  -------------    ------------   -------------
NET ASSETS AT DECEMBER 31, 2011                         11,586,451      1,178,695        6,738,120       2,831,730      10,954,794
Changes From Operations:
   - Net investment income (loss)                           49,232          5,992          144,919         225,352          35,811
   - Net realized gain (loss) on investments              (239,726)         1,193          274,502          31,560        (156,357)
   - Net change in unrealized appreciation or
     depreciation on investments                         1,952,551         92,156          (11,833)        198,684       1,754,601
                                                      -------------  ---------------  -------------    ------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     1,762,057         99,341          407,588         455,596       1,634,055
Changes From Unit Transactions:
   - Contract purchases                                    979,169        416,020        1,082,769         533,279       1,536,553
   - Contract withdrawals                               (2,976,962)      (478,924)      (1,172,308)       (742,907)     (2,549,175)
                                                      -------------  ---------------  -------------    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (1,997,793)       (62,904)         (89,539)       (209,628)     (1,012,622)
                                                      -------------  ---------------  -------------    ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (235,736)        36,437          318,049         245,968         621,433
                                                      -------------  ---------------  -------------    ------------   -------------
NET ASSETS AT DECEMBER 31, 2012                       $ 11,350,715    $ 1,215,132     $  7,056,169     $ 3,077,698    $ 11,576,227
                                                      =============  ===============  =============    ============   =============



                                                                DELAWARE VIP   DELAWARE VIP   DREYFUS
                                                                SMALL CAP      SMID CAP       OPPORTUNISTIC   DREYFUS
                                                                VALUE          GROWTH         SMALL CAP       STOCK INDEX
                                                                SERVICE CLASS  SERVICE CLASS  INITIAL CLASS   INITIAL CLASS
                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $  8,829,991   $  2,702,240   $ 30,502,057   $  57,034,613
   Changes From Operations:
   - Net investment income (loss)                                    (58,935)        (8,845)      (153,077)        432,213
   - Net realized gain (loss) on investments                         261,618        213,909     (1,729,038)      1,827,043
   - Net change in unrealized appreciation or
     depreciation on investments                                    (440,589)       (66,671)    (2,134,578)     (1,624,599)
                                                                -------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (237,906)       138,393     (4,016,693)        634,657
Changes From Unit Transactions:
   - Contract purchases                                            2,083,099      2,198,796      1,917,540       3,620,369
   - Contract withdrawals                                         (3,029,487)    (1,243,840)    (5,659,316)    (13,819,377)
                                                                -------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (946,388)       954,956     (3,741,776)    (10,199,008)
                                                                -------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (1,184,294)     1,093,349     (7,758,469)     (9,564,351)
                                                                -------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                    7,645,697      3,795,589     22,743,588      47,470,262
Changes From Operations:
   - Net investment income (loss)                                    (50,530)       (43,230)      (235,624)        517,701
   - Net realized gain (loss) on investments                         678,387        343,057     (1,285,422)      3,395,815
   - Net change in unrealized appreciation or
     depreciation on investments                                     285,396         56,161      5,728,863       2,773,632
                                                                -------------  -------------  -------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 913,253        355,988      4,207,817       6,687,148
Changes From Unit Transactions:
   - Contract purchases                                              954,513      1,544,888        697,950       1,491,710
   - Contract withdrawals                                         (1,452,526)    (1,383,500)    (3,372,127)     (6,894,679)
                                                                -------------  -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (498,013)       161,388     (2,674,177)     (5,402,969)
                                                                -------------  -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              415,240        517,376      1,533,640       1,284,179
                                                                -------------  -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                 $  8,060,937   $  4,312,965   $ 24,277,228   $  48,754,441
                                                                =============  =============  =============  ==============


See accompanying notes.


                                                          DWS                DWS           DWS                          FIDELITY VIP
                                                          ALTERNATIVE ASSET  EQUITY 500    SMALL CAP    FIDELITY VIP    CONTRAFUND
                                                          ALLOCATION VIP     INDEX VIP     INDEX VIP    ASSET MANAGER   SERVICE
                                                          CLASS A            CLASS A       CLASS A      INITIAL CLASS   CLASS 2
                                                          SUBACCOUNT         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                $  83,584      $  2,424,596   $2,082,615   $ 44,114,945   $ 19,333,235
   Changes From Operations:
   - Net investment income (loss)                                  571            18,601       (1,684)       381,497        (44,773)
   - Net realized gain (loss) on investments                     1,130            23,823       (9,441)         1,309       (344,854)
   - Net change in unrealized appreciation or
     depreciation on investments                                (6,484)          (16,178)     (85,176)    (1,732,393)      (243,570)
                                                          ----------------- -------------  -----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (4,783)           26,246      (96,301)    (1,349,587)      (633,197)
Changes From Unit Transactions:
   - Contract purchases                                         85,695           455,399      277,836      2,003,174      3,257,505
   - Contract withdrawals                                      (66,943)         (539,935)    (490,663)    (6,330,954)    (5,516,353)
                                                          ----------------- -------------  -----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       18,752           (84,536)    (212,827)    (4,327,780)    (2,258,848)
                                                          ----------------- -------------  -----------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         13,969           (58,290)    (309,128)    (5,677,367)    (2,892,045)
                                                          ----------------- -------------  -----------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                 97,553         2,366,306    1,773,487     38,437,578     16,441,190
Changes From Operations:
   - Net investment income (loss)                                2,695            23,638       (1,822)       211,298         25,478
   - Net realized gain (loss) on investments                       661           121,716        3,613        177,418        (59,858)
   - Net change in unrealized appreciation or
     depreciation on investments                                 4,593           145,738      262,859      3,853,658      2,469,034
                                                          ----------------- -------------  -----------  -------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             7,949           291,092      264,650      4,242,374      2,434,654
Changes From Unit Transactions:
   - Contract purchases                                        105,748           271,359      185,921      1,115,228      2,056,646
   - Contract withdrawals                                      (80,283)       (1,171,948)    (226,857)    (4,389,997)    (2,537,789)
                                                          ----------------- -------------  -----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       25,465          (900,589)     (40,936)    (3,274,769)      (481,143)
                                                          ----------------- -------------  -----------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         33,414          (609,497)     223,714        967,605      1,953,511
                                                          ----------------- -------------  -----------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                              $ 130,967      $  1,756,809   $1,997,201   $ 39,405,183   $ 18,394,701
                                                          ================= =============  ===========  =============  =============

                                                                                                         JANUS ASPEN
                                                                                                         SERIES
                                                          FIDELITY VIP    FIDELITY VIP   FIDELITY VIP    WORLDWIDE
                                                          EQUITY-INCOME   GROWTH         MONEY MARKET    INSTITUTIONAL
                                                          INITIAL CLASS   INITIAL CLASS  INITIAL CLASS   CLASS
                                                          SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                             $ 43,377,161   $ 72,062,172      $  22,220     $ 11,492,633
   Changes From Operations:
   - Net investment income (loss)                              563,546       (441,743)            48          (43,433)
   - Net realized gain (loss) on investments                (1,020,778)       895,016             --         (545,647)
   - Net change in unrealized appreciation or
     depreciation on investments                               612,803       (477,573)            --         (886,860)
                                                          -------------  --------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             155,571        (24,300)            48       (1,475,940)
Changes From Unit Transactions:
   - Contract purchases                                      3,579,460      5,554,044        217,822        1,412,829
   - Contract withdrawals                                  (10,095,740)   (15,920,158)      (197,217)      (3,252,689)
                                                          -------------  --------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   (6,516,280)   (10,366,114)        20,605       (1,839,860)
                                                          -------------  --------------  -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (6,360,709)   (10,390,414)        20,653       (3,315,800)
                                                          -------------  --------------  -------------   -------------
NET ASSETS AT DECEMBER 31, 2011                             37,016,452     61,671,758         42,873        8,176,833
Changes From Operations:
   - Net investment income (loss)                              807,335       (261,997)            27           (9,331)
   - Net realized gain (loss) on investments                 1,968,540        706,824             --         (272,302)
   - Net change in unrealized appreciation or
     depreciation on investments                             2,961,955      7,811,889             --        1,765,035
                                                          -------------  --------------  -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         5,737,830      8,256,716             27        1,483,402
Changes From Unit Transactions:
   - Contract purchases                                      1,609,039      2,336,751        107,973          228,388
   - Contract withdrawals                                   (5,463,204)    (7,503,972)      (142,783)      (1,047,932)
                                                          -------------  --------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   (3,854,165)    (5,167,221)       (34,810)        (819,544)
                                                          -------------  --------------  -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,883,665      3,089,495        (34,783)         663,858
                                                          -------------  --------------  -------------   -------------
NET ASSETS AT DECEMBER 31, 2012                           $ 38,900,117   $ 64,761,253      $   8,090     $  8,840,691
                                                          =============  ==============  =============   =============



                                                                            LVIP                            LVIP
                                                             LVIP BARON     BLACKROCK      LVIP CLARION     DELAWARE
                                                             GROWTH         INFLATION      GLOBAL REAL      BOND
                                                             OPPORTUNITIES  PROTECTED BOND ESTATE           STANDARD
                                                             SERVICE CLASS  STANDARD CLASS STANDARD CLASS   CLASS
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                $ 16,384,821     $      --     $  631,722     $  8,051,380
Changes From Operations:
   - Net investment income (loss)                                (154,301)           --         (5,675)         188,305
   - Net realized gain (loss) on investments                    1,120,803            --         29,041          299,081
   - Net change in unrealized appreciation or
     depreciation on investments                                 (399,846)           --        (74,251)           5,467
                                                             -------------  -------------- --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                     566,656            --        (50,885)         492,853
Changes From Unit Transactions:
   - Contract purchases                                         1,990,754            --        103,911        1,819,209
   - Contract withdrawals                                      (5,040,772)           --       (181,226)      (2,367,280)
                                                             -------------  -------------- --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (3,050,018)           --        (77,315)        (548,071)
                                                             -------------  -------------- --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (2,483,362)           --       (128,200)         (55,218)
                                                             -------------  -------------- --------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                13,901,459            --        503,522        7,996,162
Changes From Operations:
   - Net investment income (loss)                                  22,573          (201)        (5,368)          80,552
   - Net realized gain (loss) on investments                    1,488,513           825         11,108          283,641
   - Net change in unrealized appreciation or
     depreciation on investments                                  692,384          (367)       109,172           63,125
                                                             -------------  -------------- --------------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            2,203,470           257        114,912          427,318
Changes From Unit Transactions:
   - Contract purchases                                           691,688       100,213         97,203        1,165,925
   - Contract withdrawals                                      (2,736,250)      (31,245)       (92,019)      (1,676,480)
                                                             -------------  -------------- --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (2,044,562)       68,968          5,184         (510,555)
                                                             -------------  -------------- --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           158,908        69,225        120,096          (83,237)
                                                             -------------  -------------- --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                              $ 14,060,367     $  69,225     $  623,618     $  7,912,925
                                                             =============  ============== ==============  =============



See accompanying notes.

                                                                            LVIP        LVIP          LVIP          LVIP
                                                                            DELAWARE    DELAWARE      DELAWARE      DELAWARE
                                                             LVIP           FOUNDATION  FOUNDATION    FOUNDATION    GROWTH
                                                             DELAWARE       AGGRESSIVE  CONSERVATIVE  MODERATE      AND
                                                             DIVERSIFIED    ALLOCATION  ALLOCATION    ALLOCATION    INCOME
                                                             FLOATING RATE  STANDARD    STANDARD      STANDARD      STANDARD
                                                             SERVICE CLASS  CLASS       CLASS         CLASS         CLASS
                                                             SUBACCOUNT     SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                  $    --      $  83,270    $1,017,302    $ 154,355   $  4,254,556
Changes From Operations:
   - Net investment income (loss)                                   51          1,175        56,278        3,906            778
   - Net realized gain (loss) on investments                       (11)         3,051        (6,025)        (354)        19,238
   - Net change in unrealized appreciation or
     depreciation on investments                                   (42)        (6,636)      (38,575)      (9,175)        (5,842)
                                                             -------------  ----------  ------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       (2)        (2,410)       11,678       (5,623)        14,174
Changes From Unit Transactions:
   - Contract purchases                                          4,631         34,336       150,476      119,216        434,617
   - Contract withdrawals                                         (790)       (14,782)     (184,377)     (36,027)    (1,033,773)
                                                             -------------  ----------  ------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             3,841         19,554       (33,901)      83,189       (599,156)
                                                             -------------  ----------  ------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          3,839         17,144       (22,223)      77,566       (584,982)
                                                             -------------  ----------  ------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2011                                  3,839        100,414       995,079      231,921      3,669,574
Changes From Operations:
   - Net investment income (loss)                                   20          1,282        14,789        4,333          3,349
   - Net realized gain (loss) on investments                        53            479        (5,028)         553         58,649
   - Net change in unrealized appreciation or
     depreciation on investments                                    93         11,290        83,714       20,523        446,694
                                                             -------------  ----------  ------------  -----------  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               166         13,051        93,475       25,409        508,692
Changes From Unit Transactions:
   - Contract purchases                                         28,726         58,447       271,976       60,001        230,619
   - Contract withdrawals                                       (7,497)       (15,225)     (226,484)      (8,123)      (603,183)
                                                             -------------  ----------  ------------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            21,229         43,222        45,492       51,878       (372,564)
                                                             -------------  ----------  ------------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         21,395         56,273       138,967       77,287        136,128
                                                             -------------  ----------  ------------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                $25,234      $ 156,687    $1,134,046    $ 309,208   $  3,805,702
                                                             =============  ==========  ============  ===========  =============

                                                              LVIP                           LVIP             LVIP
                                                              DELAWARE        LVIP           MONDRIAN         PROTECTED
                                                              SOCIAL          GLOBAL         INTERNATIONAL    PROFILE
                                                              AWARENESS       INCOME         VALUE            2010
                                                              STANDARD        STANDARD       STANDARD         STANDARD
                                                              CLASS           CLASS          CLASS            CLASS
                                                              SUBACCOUNT      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                $ 14,040,223     $  147,459     $  5,069,710     $ 832,709
Changes From Operations:
   - Net investment income (loss)                                 (37,044)         8,024           89,298        (1,158)
   - Net realized gain (loss) on investments                      (62,288)         2,743         (305,470)       26,951
   - Net change in unrealized appreciation or
     depreciation on investments                                  118,294        (12,194)          (9,143)      (26,091)
                                                             -------------    -----------    -------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      18,962         (1,427)        (225,315)         (298)
Changes From Unit Transactions:
   - Contract purchases                                           920,989        225,094          550,831       136,129
   - Contract withdrawals                                      (3,202,651)      (133,458)      (1,335,677)    $(258,866)
                                                             -------------    -----------    -------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           (2,281,662)        91,636         (784,846)     (122,737)
                                                             -------------    -----------    -------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (2,262,700)        90,209       (1,010,161)     (123,035)
                                                             -------------    -----------    -------------    ----------
NET ASSETS AT DECEMBER 31, 2011                                11,777,523        237,668        4,059,549       709,674
Changes From Operations:
   - Net investment income (loss)                                 (28,210)         2,235           70,215        10,258
   - Net realized gain (loss) on investments                      880,214            883         (285,811)       39,300
   - Net change in unrealized appreciation or
     depreciation on investments                                  767,991         12,759          515,999        (1,220)
                                                             -------------    -----------    -------------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            1,619,995         15,877          300,403        48,338
Changes From Unit Transactions:
   - Contract purchases                                           495,017         62,180          407,096       366,616
   - Contract withdrawals                                      (1,466,665)       (68,029)        (998,819)     (364,023)
                                                             -------------    -----------    -------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             (971,648)        (5,849)        (591,723)        2,593
                                                             -------------    -----------    -------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           648,347         10,028         (291,320)       50,931
                                                             -------------    -----------    -------------    ----------
NET ASSETS AT DECEMBER 31, 2012                              $ 12,425,870     $  247,696     $  3,768,229     $ 760,605
                                                             =============    ===========    =============    ==========



                                                                LVIP             LVIP           LVIP         LVIP
                                                                PROTECTED        PROTECTED      PROTECTED    PROTECTED
                                                                PROFILE          PROFILE        PROFILE      PROFILE
                                                                2020             2030           2040         2050
                                                                STANDARD         STANDARD       STANDARD     STANDARD
                                                                CLASS            CLASS          CLASS        CLASS
                                                                SUBACCOUNT       SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------- ------------
NET ASSETS AT JANUARY 1, 2011                                   $2,238,428      $ 2,288,763    $   788,425   $       --
Changes From Operations:
   - Net investment income (loss)                                   (5,179)          (8,438)        (3,465)        (266)
   - Net realized gain (loss) on investments                        65,824           47,678         19,257            2
   - Net change in unrealized appreciation or
     depreciation on investments                                   (76,103)         (79,977)       (44,763)       4,344
                                                                -----------     ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      (15,458)         (40,737)       (28,971)       4,080
Changes From Unit Transactions:
   - Contract purchases                                            522,542        1,021,596        363,142      265,157
   - Contract withdrawals                                         (735,433)        (789,934)      (176,536)          --
                                                                -----------     ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              (212,891)         231,662        186,606      265,157
                                                                -----------     ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (228,349)         190,925        157,635      269,237
                                                                -----------     ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2011                                  2,010,079        2,479,688        946,060      269,237
Changes From Operations:
   - Net investment income (loss)                                   21,932           24,311          9,096         (502)
   - Net realized gain (loss) on investments                        37,780           36,833         10,746       18,592
   - Net change in unrealized appreciation or
     depreciation on investments                                    85,354          114,312         45,574       (3,905)
                                                                -----------     ------------   ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               145,066          175,456         65,416       14,185
Changes From Unit Transactions:
   - Contract purchases                                            388,254          640,079        358,009       33,656
   - Contract withdrawals                                         (407,158)        (334,571)      (139,139)    (291,489)
                                                                -----------     ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               (18,904)         305,508        218,870     (257,833)
                                                                -----------     ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            126,162          480,964        284,286     (243,648)
                                                                -----------     ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                 $2,136,241      $ 2,960,652    $ 1,230,346   $   25,589
                                                                ===========     ============   ============  ===========



See accompanying notes.

                                                                LVIP           LVIP            LVIP           LVIP
                                                                PROTECTED      PROTECTED       PROTECTED      SSGA
                                                                PROFILE        PROFILE         PROFILE        BOND
                                                                CONSERVATIVE   GROWTH          MODERATE       INDEX
                                                                STANDARD       STANDARD        STANDARD       STANDARD
                                                                CLASS          CLASS           CLASS          CLASS
                                                                SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 3,721,821   $  5,201,715    $ 4,879,150     $  485,640
Changes From Operations:
   - Net investment income (loss)                                    15,021         51,872         38,644         13,548
   - Net realized gain (loss) on investments                        222,207          3,830         37,666          9,173
   - Net change in unrealized appreciation or
     depreciation on investments                                   (124,396)      (114,894)       (68,663)         5,340
                                                                ------------  -------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                       112,832        (59,192)         7,647         28,061
Changes From Unit Transactions:
   - Contract purchases                                           2,090,489      1,080,922      1,174,813        647,758
   - Contract withdrawals                                        (3,822,891)    (1,102,859)    (1,282,687)      (578,255)
                                                                ------------  -------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             (1,732,402)       (21,937)      (107,874)        69,503
                                                                ------------  -------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (1,619,570)       (81,129)      (100,227)        97,564
                                                                ------------  -------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2011                                   2,102,251      5,120,586      4,778,923        583,204
Changes From Operations:
   - Net investment income (loss)                                    62,823         78,157        113,305         10,993
   - Net realized gain (loss) on investments                         57,693         28,000         35,224          4,136
   - Net change in unrealized appreciation or
     depreciation on investments                                     65,370        295,294        246,920          1,132
                                                                ------------  -------------   ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                185,886        401,451        395,449         16,261
Changes From Unit Transactions:
   - Contract purchases                                             497,293        573,060        492,770        394,434
   - Contract withdrawals                                          (511,981)      (912,536)      (650,995)      (289,641)
                                                                ------------  -------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                (14,688)      (339,476)      (158,225)       104,793
                                                                ------------  -------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             171,198         61,975        237,224        121,054
                                                                ------------  -------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2012                                 $ 2,273,449   $  5,182,561    $ 5,016,147     $  704,258
                                                                ============  =============   ============    ===========

                                                                               LVIP SSGA
                                                                               GLOBAL
                                                                LVIP SSGA      TACTICAL      LVIP SSGA      LVIP SSGA    LVIP SSGA
                                                                EMERGING       ALLOCATION    INTERNATIONAL  S&P 500      SMALL-CAP
                                                                MARKETS        RPM           INDEX          INDEX        INDEX
                                                                100 STANDARD   STANDARD      STANDARD       STANDARD     STANDARD
                                                                CLASS          CLASS         CLASS          CLASS        CLASS
                                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $1,343,516    $1,938,112    $  111,675       $    --      $    --
Changes From Operations:
   - Net investment income (loss)                                    19,420         5,973            43            --           --
   - Net realized gain (loss) on investments                        149,492       (19,438)        2,766            --           --
   - Net change in unrealized appreciation or
     depreciation on investments                                   (390,103)       (1,240)      (19,144)           --           --
                                                                ------------   -----------   -------------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      (221,191)      (14,705)      (16,335)           --           --
Changes From Unit Transactions:
   - Contract purchases                                             835,723       278,151       150,503            --           --
   - Contract withdrawals                                          (812,961)     (424,911)     (173,730)           --           --
                                                                ------------   -----------   -------------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                 22,762      (146,760)      (23,227)           --           --
                                                                ------------   -----------   -------------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (198,429)     (161,465)      (39,562)           --           --
                                                                ------------   -----------   -------------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2011                                   1,145,087     1,776,647        72,113            --           --
Changes From Operations:
   - Net investment income (loss)                                    19,795        43,950           757           137           16
   - Net realized gain (loss) on investments                         53,383        (5,892)         (706)            1           --
   - Net change in unrealized appreciation or
     depreciation on investments                                     36,060       134,395        13,634           (16)          62
                                                                ------------   -----------   -------------  ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                109,238       172,453        13,685           122           78
Changes From Unit Transactions:
   - Contract purchases                                             629,454       131,012        47,998        21,005        5,458
   - Contract withdrawals                                          (625,570)     (218,941)      (29,559)          (14)          --
                                                                ------------   -----------   -------------  ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                  3,884       (87,929)       18,439        20,991        5,458
                                                                ------------   -----------   -------------  ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             113,122        84,524        32,124        21,113        5,536
                                                                ------------   -----------   -------------  ----------   ----------
NET ASSETS AT DECEMBER 31, 2012                                  $1,258,209    $1,861,171    $  104,237       $21,113      $ 5,536
                                                                ============   ===========   =============  ==========   ==========



                                                     LVIP           LVIP
                                                     T. ROWE PRICE  UBS
                                                     STRUCTURED     LARGE CAP
                                                     MID-CAP        GROWTH          NB AMT           NB AMT          T. ROWE PRICE
                                                     GROWTH         RPM             LARGE CAP        MID CAP         INTERNATIONAL
                                                     STANDARD       STANDARD        VALUE I          GROWTH I        STOCK
                                                     CLASS          CLASS           CLASS            CLASS           CLASS I
                                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                       $ 18,420,566   $ 1,591,476     $ 6,050,361      $  7,404,066     $ 14,509,437
Changes From Operations:
   - Net investment income (loss)                       (170,414)      (11,585)        (53,172)          (71,613)          57,922
   - Net realized gain (loss) on investments             307,002        45,921        (310,844)          309,557           84,915
   - Net change in unrealized appreciation or
     depreciation on investments                        (791,209)     (129,096)       (281,346)         (270,492)      (1,892,432)
                                                    -------------- ------------    ------------     -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            (654,621)      (94,760)       (645,362)          (32,548)      (1,749,595)
Changes From Unit Transactions:
   - Contract purchases                                2,352,758       220,916         632,567         1,291,615        1,063,847
   - Contract withdrawals                             (5,001,448)     (326,360)     (1,746,988)       (2,275,365)      (3,038,863)
                                                    -------------- ------------    ------------     -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   (2,648,690)     (105,444)     (1,114,421)         (983,750)      (1,975,016)
                                                    -------------- ------------    ------------     -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (3,303,311)     (200,204)     (1,759,783)       (1,016,298)      (3,724,611)
                                                    -------------- ------------    ------------     -------------    -------------
NET ASSETS AT DECEMBER 31, 2011                       15,117,255     1,391,272       4,290,578         6,387,768       10,784,826
Changes From Operations:
   - Net investment income (loss)                       (155,437)      (15,007)        (24,763)          (66,892)          29,586
   - Net realized gain (loss) on investments             665,492        48,333        (181,382)          192,989          (13,166)
   - Net change in unrealized appreciation or
     depreciation on investments                       1,703,523       176,831         825,620           575,817        1,775,409
                                                    -------------- ------------    ------------     -------------    -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     2,213,578       210,157         619,475           701,914        1,791,829
Changes From Unit Transactions:
   - Contract purchases                                  840,833       223,729         194,359           538,657          426,592
   - Contract withdrawals                             (2,531,075)     (303,911)       (785,497)       (1,030,063)      (1,329,752)
                                                    -------------- ------------    ------------     -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   (1,690,242)      (80,182)       (591,138)         (491,406)        (903,160)
                                                    -------------- ------------    ------------     -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  523,336       129,975          28,337           210,508          888,669
                                                    -------------- ------------    ------------     -------------    -------------
NET ASSETS AT DECEMBER 31, 2012                     $ 15,640,591   $ 1,521,247     $ 4,318,915      $  6,598,276     $ 11,673,495
                                                    ============== ============    ============     =============    =============


See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on September 26, 1996, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at two fee rates. The contracts are eligible for the lower, or "Breakpoint", mortality and expense risk charge if criteria has been satisfied that the Company realizes lower issue and administrative costs.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-seven mutual funds (the Funds) of thirteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth Class B Fund
   ABVPSF Growth and Income Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Class I Portfolio
   American Century VP Inflation Protection Class I Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Service Class Series
Dreyfus Variable Investment Fund (Dreyfus):
   Dreyfus Opportunistic Small Cap Initial Class Portfolio
   Dreyfus Stock Index Initial Class Fund
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Growth Initial Class Portfolio
   Fidelity VIP Money Market Initial Class Portfolio
Janus Aspen Series:
   Janus Aspen Series Worldwide Institutional Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Protected Profile 2010 Standard Class Fund
   LVIP Protected Profile 2020 Standard Class Fund
   LVIP Protected Profile 2030 Standard Class Fund
   LVIP Protected Profile 2040 Standard Class Fund
   LVIP Protected Profile 2050 Standard Class Fund
   LVIP Protected Profile Conservative Standard Class Fund

   LVIP Protected Profile Growth Standard Class Fund
   LVIP Protected Profile Moderate Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP UBS Large Cap Growth RPM Standard Class Fund
Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
   NB AMT Mid Cap Growth I Class Portfolio
T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Class I Portfolio

* Denotes an affiliate of The Lincoln National Life Insurance Company.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2011, the LVIP Delaware Diversified Floating Rate Service Class Fund and the LVIP Protected Profile 2050 Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                 NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                     LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                     LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                     LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                     LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund             LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund    LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                 LVIP Protected Profile Moderate Standard Class Fund

During 2012, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP SSgA S&P 500 Index Standard Class Fund and the LVIP SSgA Small-Cap Index Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                 NEW FUND NAME
-------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio        DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Cohen & Steers Real Estate Standard Class Fund                LVIP Clarion Global Real Estate Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund           LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                  NB AMT Large Cap Value I Class Portfolio


2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge. The rates are as follows:

   - Standard at a daily rate of .00273973 (1.00% on an annual basis)
   - Breakpoint at a daily rate of .00205479 (.75% on an annual basis)

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.


3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT  FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2012                  0.75%    1.00%    $ 4.60    $ 4.74      407,020  $ 1,872,402    12.11%     12.40%       0.00%
            2011                  0.75%    1.00%      4.10      4.22      453,695    1,861,796   -24.17%    -23.98%       0.35%
            2010                  0.75%    1.00%      5.41      5.55      514,709    2,785,369    17.40%     17.70%       1.97%
            2009                  0.75%    1.00%      4.60      4.71      560,973    2,585,875    51.62%     52.00%       0.00%
            2008                  0.75%    1.00%      3.04      3.10      562,350    1,709,433   -47.99%    -47.86%       0.00%

ABVPSF GROWTH CLASS B
            2012                  0.75%    1.00%      8.17      8.42      145,376    1,190,058    12.45%     12.73%       0.00%
            2011                  0.75%    1.00%      7.27      7.47      148,943    1,083,910    -0.04%      0.21%       0.00%
            2010                  0.75%    1.00%      7.27      7.46      161,724    1,177,462    13.65%     13.94%       0.05%
            2009                  0.75%    1.00%      6.40      6.55      175,880    1,126,600    31.55%     31.87%       0.00%
            2008                  0.75%    1.00%      4.86      4.96      180,984      880,928   -43.17%    -43.03%       0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT  FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
ABVPSF GROWTH AND INCOME CLASS B
            2012                  0.75%    1.00%    $13.21    $13.50       91,918  $ 1,214,796    16.08%     16.37%       1.38%
            2011                  0.75%    1.00%     11.38     11.60       83,635      952,275     5.01%      5.28%       1.05%
            2010                  0.75%    1.00%     10.84     11.02       83,141      901,820    11.68%     11.96%       0.00%
            2009                  0.75%    1.00%      9.70      9.84      104,851    1,018,193    19.15%     19.45%       3.60%
            2008                  0.75%    1.00%      8.14      8.24       95,769      780,345   -41.25%    -41.14%       1.77%

AMERICAN CENTURY VP BALANCED CLASS I
            2012                  0.75%    1.00%     33.08     34.22      483,889   16,049,324    10.69%     10.97%       2.06%
            2011                  0.75%    1.00%     29.89     30.84      529,970   15,875,249     4.28%      4.54%       1.89%
            2010                  0.75%    1.00%     28.66     29.49      606,823   17,425,978    10.53%     10.80%       1.88%
            2009                  0.75%    1.00%     25.93     26.62      675,956   17,565,553    14.33%     14.62%       5.35%
            2008                  0.75%    1.00%     22.68     23.22      761,745   17,309,845   -21.12%    -20.93%       2.68%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2012                  0.75%    1.00%     13.08     13.20      124,230    1,625,228     6.48%      6.75%       2.82%
            2011                  0.75%    1.00%     12.28     12.36       92,897    1,141,311    10.98%     11.26%       3.96%
            2010                  0.75%    1.00%     11.07     11.11       71,574      792,299     4.32%      4.58%       1.85%
            2009       7/27/09    0.75%    1.00%     10.61     10.63       42,292      448,778     1.33%      5.45%       1.26%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2012                  0.75%     1.00%    18.02     18.42      274,966    4,966,016    21.34%     21.65%       0.91%
            2011                  0.75%     1.00%    14.85     15.14      302,484    4,500,793    -9.79%     -9.57%       1.25%
            2010                  0.75%     1.00%    16.46     16.74      337,607    5,565,771    10.63%     10.91%       1.50%
            2009                  0.75%     1.00%    14.88     15.09      356,289    5,308,480    40.89%     41.24%       1.45%
            2008                  0.75%     1.00%    10.56     10.69      375,792    3,972,915   -39.00%    -38.85%       1.80%

AMERICAN FUNDS GROWTH CLASS 2
            2012                  0.75%     1.00%    11.42     11.78    2,046,065   23,427,228    16.72%     17.01%       0.79%
            2011                  0.75%     1.00%     9.79     10.07    2,203,885   21,614,387    -5.23%     -4.99%       0.61%
            2010                  0.75%     1.00%    10.33     10.59    2,391,020   24,737,180    17.50%     17.79%       0.70%
            2009                  0.75%     1.00%     8.79      8.99    2,719,762   23,965,826    38.02%     38.37%       0.67%
            2008                  0.75%     1.00%     6.37      6.50    2,778,102   17,724,499   -44.53%    -44.39%       0.79%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2012                  0.75%     1.00%    13.60     13.90      582,370    7,932,965    16.31%     16.60%       1.63%
            2011                  0.75%     1.00%    11.70     11.92      607,917    7,118,457    -2.81%     -2.56%       1.49%
            2010                  0.75%     1.00%    12.03     12.23      678,662    8,174,284    10.32%     10.59%       1.49%
            2009                  0.75%     1.00%    10.91     11.06      721,001    7,872,039    29.94%     30.26%       1.63%
            2008                  0.75%     1.00%     8.40      8.49      748,494    6,288,093   -38.47%    -38.31%       1.68%

AMERICAN FUNDS INTERNATIONAL CLASS 2
            2012                  0.75%     1.00%    13.06     13.46      868,210   11,350,715    16.73%     17.03%       1.42%
            2011                  0.75%     1.00%    11.19     11.51    1,034,750   11,586,451   -14.82%    -14.61%       1.60%
            2010                  0.75%     1.00%    13.13     13.47    1,283,685   16,871,090     6.17%      6.43%       1.98%
            2009                  0.75%     1.00%    12.37     12.66    1,482,031   18,351,540    41.65%     42.00%       1.59%
            2008                  0.75%     1.00%     8.73      8.91    1,541,742   13,474,872   -42.70%    -42.56%       1.88%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2012                  0.75%     1.00%    12.96     13.07       93,759    1,215,132     9.18%      9.46%       1.48%
            2011                  0.75%     1.00%    11.87     11.95       99,310    1,178,695    -4.45%     -4.22%       2.61%
            2010                  0.75%     1.00%    12.42     12.47       71,179      884,156     8.96%      9.24%       1.74%
            2009       7/20/09    0.75%     1.00%    11.40     11.42       33,672      383,871     0.67%     11.50%       4.12%

DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2012                  0.75%     1.00%    17.43     17.81      404,524    7,056,169     6.13%      6.39%       3.09%
            2011                  0.75%     1.00%    16.43     16.74      409,849    6,738,120     5.34%      5.60%       4.35%
            2010                  0.75%     1.00%    15.60     15.85      471,338    7,355,730     6.98%      7.25%       4.69%
            2009                  0.75%     1.00%    14.58     14.78      505,506    7,376,772    25.70%     26.01%       5.96%
            2008                  0.75%     1.00%    11.60     11.73      500,660    5,810,708    -5.49%     -5.26%       3.55%

DELAWARE VIP HIGH YIELD STANDARD CLASS
            2012                  0.75%     1.00%    17.40     17.73      176,736    3,077,698    16.65%     16.94%       8.56%
            2011                  0.75%     1.00%    14.92     15.16      189,691    2,831,730     1.36%      1.62%       8.83%
            2010                  0.75%     1.00%    14.71     14.92      208,040    3,063,324    14.17%     14.46%       7.66%
            2009                  0.75%     1.00%    12.89     13.04      206,221    2,661,007    47.49%     47.86%       6.59%
            2008                  0.75%     1.00%     8.74      8.82      149,172    1,304,781   -24.93%    -24.74%       8.49%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT  FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP REIT SERVICE CLASS
            2012                  0.75%    1.00%    $29.46    $30.38      392,488  $11,576,227    15.45%    15.74%        1.30%
            2011                  0.75%    1.00%     25.52     26.25      428,767   10,954,794     9.52%     9.79%        1.37%
            2010                  0.75%    1.00%     23.30     23.90      464,315   10,830,826    25.35%    25.66%        2.57%
            2009                  0.75%    1.00%     18.59     19.02      482,547    8,980,777    22.01%    22.32%        4.24%
            2008                  0.75%    1.00%     15.24     15.55      563,961    8,600,927   -35.93%   -35.77%        2.06%

DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2012                  0.75%    1.00%     17.89     18.28      450,097    8,060,937    12.50%    12.79%        0.35%
            2011                  0.75%    1.00%     15.90     16.21      480,324    7,645,697    -2.57%    -2.33%        0.30%
            2010                  0.75%    1.00%     16.32     16.59      540,575    8,829,991    30.60%    30.93%        0.46%
            2009                  0.75%    1.00%     12.50     12.67      555,313    6,945,896    30.25%    30.58%        0.66%
            2008                  0.75%    1.00%      9.59      9.70      569,271    5,464,975   -30.76%   -30.59%        0.48%

DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2012                  0.75%    1.00%     11.84     12.21      363,549    4,312,965     9.61%     9.88%        0.01%
            2011                  0.75%    1.00%     10.81     11.11      350,408    3,795,589     6.83%     7.09%        0.72%
            2010       10/8/10    0.75%    1.00%     10.11     10.38      266,490    2,702,240    13.45%    13.51%        0.00%

DELAWARE VIP TREND SERVICE CLASS
            2009                  0.75%    1.00%      7.47      7.65      282,506    2,119,971    52.84%    53.22%        0.00%
            2008                  0.75%    1.00%      4.89      4.99      273,105    1,339,330   -47.39%   -47.26%        0.00%

DREYFUS OPPORTUNISTIC SMALL CAP INITIAL CLASS
            2012                  0.75%    1.00%     23.82     24.64    1,016,901   24,277,228    19.36%    19.66%        0.00%
            2011                  0.75%    1.00%     19.96     20.59    1,137,365   22,743,588   -14.70%   -14.49%        0.42%
            2010                  0.75%    1.00%     23.39     24.08    1,301,328   30,502,057    29.85%    30.17%        0.76%
            2009                  0.75%    1.00%     18.02     18.50    1,463,419   26,415,246    24.78%    25.10%        1.66%
            2008                  0.75%    1.00%     14.44     14.79    1,659,181   23,995,706   -38.21%   -38.06%        0.92%

DREYFUS STOCK INDEX INITIAL CLASS
            2012                  0.75%    1.00%     47.72     49.36    1,018,877   48,754,441    14.59%    14.87%        2.02%
            2011                  0.75%    1.00%     41.65     42.97    1,136,755   47,470,262     0.86%     1.12%        1.80%
            2010                  0.75%    1.00%     41.29     42.50    1,378,411   57,034,613    13.70%    13.98%        1.80%
            2009                  0.75%    1.00%     36.32     37.28    1,553,211   56,524,261    25.08%    25.39%        2.08%
            2008                  0.75%    1.00%     29.04     29.73    1,755,524   51,067,523   -37.77%   -37.61%        2.08%

DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
            2012                  0.75%    1.00%     13.08     13.20       10,010      130,967     8.63%     8.90%        3.26%
            2011                  0.75%    1.00%     12.04     12.04        8,100       97,553    -3.83%    -3.83%        1.50%
            2010                  1.00%    1.00%     12.52     12.52        6,674       83,584    11.35%    11.35%        1.19%
            2009      11/16/09    1.00%    1.00%     11.25     11.25          143        1,607    -0.89%    -0.89%        0.00%

DWS EQUITY 500 INDEX VIP CLASS A
            2012                  0.75%    1.00%     14.00     14.30      125,401    1,756,809    14.55%    14.83%        2.09%
            2011                  0.75%    1.00%     12.22     12.45      193,503    2,366,306     0.82%     1.07%        1.75%
            2010                  0.75%    1.00%     12.12     12.32      199,957    2,424,596    13.56%    13.85%        1.91%
            2009                  0.75%    1.00%     10.67     10.82      233,308    2,491,222    25.07%    25.38%        2.84%
            2008                  0.75%    1.00%      8.53      8.63      231,326    1,974,628   -37.78%   -37.62%        2.23%

DWS SMALL CAP INDEX VIP CLASS A
            2012                  0.75%    1.00%     15.31     15.65      130,153    1,997,201    15.09%    15.38%        0.88%
            2011                  0.75%    1.00%     13.31     13.56      133,027    1,773,487    -5.37%    -5.13%        0.89%
            2010                  0.75%    1.00%     14.06     14.29      147,905    2,082,615    25.14%    25.45%        0.92%
            2009                  0.75%    1.00%     11.24     11.39      161,946    1,822,036    25.31%    25.63%        1.83%
            2008                  0.75%    1.00%      8.97      9.07      173,355    1,555,651   -34.78%   -34.62%        1.58%

FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2012                  0.75%    1.00%     35.22     36.43    1,117,038   39,405,183    11.36%    11.64%        1.52%
            2011                  0.75%    1.00%     31.63     32.63    1,213,528   38,437,578    -3.53%    -3.29%        1.89%
            2010                  0.75%    1.00%     32.79     33.74    1,343,770   44,114,945    13.13%    13.41%        1.64%
            2009                  0.75%    1.00%     28.98     29.75    1,523,997   44,222,649    27.83%    28.15%        2.36%
            2008                  0.75%    1.00%     22.67     23.22    1,695,153   38,475,274   -29.43%   -29.25%        2.54%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT  FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2012                  0.75%    1.00%    $15.24    $15.71    1,205,276  $18,394,701    14.99%     15.27%       1.13%
            2011                  0.75%    1.00%     13.25     13.63    1,238,854   16,441,190    -3.75%     -3.51%       0.75%
            2010                  0.75%    1.00%     13.77     14.13    1,402,304   19,333,235    15.76%     16.05%       1.02%
            2009                  0.75%    1.00%     11.89     12.17    1,486,546   17,706,512    34.12%     34.46%       1.21%
            2008                  0.75%    1.00%      8.87      9.05    1,486,186   13,197,378   -43.26%    -43.12%       0.80%

FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2012                  0.75%    1.00%     33.42     34.57    1,160,289   38,900,117    16.14%     16.43%       3.06%
            2011                  0.75%    1.00%     28.77     29.69    1,282,791   37,016,452    -0.03%      0.22%       2.36%
            2010                  0.75%    1.00%     28.78     29.62    1,503,500   43,377,161    14.00%     14.29%       1.77%
            2009                  0.75%    1.00%     25.25     25.92    1,699,575   43,015,866    28.91%     29.24%       2.28%
            2008                  0.75%    1.00%     19.59     20.06    1,917,427   37,627,702   -43.23%    -43.08%       2.36%

FIDELITY VIP GROWTH INITIAL CLASS
            2012                  0.75%    1.00%     45.66     47.23    1,415,464   64,761,253    13.55%     13.83%       0.59%
            2011                  0.75%    1.00%     40.21     41.49    1,530,863   61,671,758    -0.80%     -0.55%       0.35%
            2010                  0.75%    1.00%     40.54     41.72    1,774,948   72,062,172    22.94%     23.25%       0.27%
            2009                  0.75%    1.00%     32.97     33.85    2,011,962   66,445,466    27.01%     27.33%       0.44%
            2008                  0.75%    1.00%     25.96     26.58    2,259,073   58,726,912   -47.69%    -47.56%       0.77%

FIDELITY VIP MONEY MARKET INITIAL CLASS
            2012                  0.00%    0.00%     18.00     18.03          449        8,090     0.12%      0.14%       0.14%
            2011                  0.00%    0.00%     17.98     17.98        2,384       42,873     0.11%      0.11%       0.11%
            2010                  0.00%    0.00%     17.96     17.96        1,237       22,220     0.24%      0.24%       0.18%
            2009                  0.00%    0.00%     17.92     17.92          771       13,820     0.72%      0.72%       0.96%
            2008                  0.00%    0.00%     17.79     17.82        3,284       58,416     3.02%      3.02%       3.49%

JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2012                  0.75%    1.00%     14.21     14.70      620,209    8,840,691    18.89%     19.18%       0.87%
            2011                  0.75%    1.00%     11.95     12.33      682,174    8,176,833   -14.60%    -14.39%       0.56%
            2010                  0.75%    1.00%     14.00     14.41      819,249   11,492,633    14.68%     14.97%       0.61%
            2009                  0.75%    1.00%     12.21     12.53      918,814   11,242,040    36.33%     36.67%       1.42%
            2008                  0.75%    1.00%      8.95      9.17    1,004,075    9,009,222   -45.21%    -45.08%       1.19%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2012                  0.75%    1.00%     38.67     40.00      362,634   14,060,367    17.07%     17.36%       1.14%
            2011                  0.75%    1.00%     33.03     34.08      419,765   13,901,459     2.99%      3.25%       0.00%
            2010                  0.75%    1.00%     32.07     33.01      509,670   16,384,821    25.13%     25.44%       0.00%
            2009                  0.75%    1.00%     25.63     26.32      582,238   14,963,025    36.95%     37.29%       0.00%
            2008                  0.75%    1.00%     18.72     19.17      632,290   11,860,923   -39.74%    -39.59%       0.00%

LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2012       5/17/12    1.00%    1.00%     10.26     10.26        6,748       69,225     2.22%      2.22%       0.00%

LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
            2012                  0.75%    1.00%      8.44      8.56       73,829      623,618    23.44%     23.75%       0.00%
            2011                  0.75%    1.00%      6.84      6.91       73,611      503,522    -9.58%     -9.35%       0.00%
            2010                  0.75%    1.00%      7.56      7.63       83,533      631,722    16.80%     17.10%       0.00%
            2009                  0.75%    1.00%      6.47      6.51       56,051      362,862    36.46%     36.80%       0.00%
            2008                  0.75%    1.00%      4.74      4.76       18,355       87,068   -42.61%    -42.47%       2.01%

LVIP DELAWARE BOND STANDARD CLASS
            2012                  0.75%    1.00%     15.86     16.21      498,292    7,912,925     5.55%      5.81%       2.00%
            2011                  0.75%    1.00%     15.03     15.32      531,555    7,996,162     6.57%      6.83%       3.41%
            2010                  0.75%    1.00%     14.10     14.34      570,500    8,051,380     7.41%      7.68%       3.56%
            2009                  0.75%    1.00%     13.13     13.31      566,723    7,446,362    17.72%     18.01%       4.44%
            2008                  0.75%    1.00%     11.15     11.28      525,501    5,865,412    -3.89%     -3.65%       5.13%

LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2012                  1.00%    1.00%     10.05     10.05        2,511       25,234     2.93%      2.93%       1.35%
            2011        7/8/11    1.00%    1.00%      9.76      9.76          393        3,839    -2.14%     -2.14%       2.73%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2012                  1.00%    1.00%     14.52     14.52       10,788      156,687    12.16%     12.16%       2.07%
            2011                  1.00%    1.00%     12.95     12.95        7,754      100,414    -3.00%     -3.00%       2.34%
            2010                  0.75%    1.00%     13.35     13.40        6,233       83,270    11.36%     11.64%       3.52%
            2009       7/14/09    0.75%    1.00%     11.99     12.00        1,736       20,827    13.90%     21.57%       1.74%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT  FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
            2012                  0.75%    1.00%    $13.77    $14.07       81,986  $ 1,134,046     9.53%      9.81%       2.41%
            2011                  0.75%    1.00%     12.57     12.82       78,818      995,079     1.21%      1.47%       6.45%
            2010                  0.75%    1.00%     12.42     12.63       81,634    1,017,302     9.33%      9.61%       1.70%
            2009                  0.75%    1.00%     11.36     11.52       85,146      969,859    21.62%     21.93%       3.00%
            2008                  0.75%    1.00%      9.34      9.45       85,416      799,875   -27.68%    -27.50%       2.39%

LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
            2012                  0.75%    1.00%     14.19     14.30       21,793      309,208    10.20%     10.42%       2.62%
            2011                  0.75%    1.00%     12.88     12.88       18,011      231,921    -0.73%     -0.73%       2.88%
            2010                  1.00%    1.00%     12.97     12.97       11,901      154,355     9.91%      9.91%       6.12%
            2009       8/28/09    1.00%    1.00%     11.80     11.80            4           48     8.15%      8.15%       0.00%

LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2012                  0.75%    1.00%     10.72     11.05      354,280    3,805,702    14.17%     14.46%       1.07%
            2011                  0.75%    1.00%      9.39      9.66      390,097    3,669,574     0.19%      0.44%       1.00%
            2010                  0.75%    1.00%      9.37      9.61      453,326    4,254,556    11.81%     12.09%       0.91%
            2009                  0.75%    1.00%      8.38      8.58      520,227    4,366,120    23.44%     23.75%       1.12%
            2008                  0.75%    1.00%      6.79      6.93      589,773    4,008,978   -36.41%    -36.25%       1.28%

LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2012                  0.75%    1.00%     17.62     18.22      703,524   12,425,870    14.14%     14.42%       0.75%
            2011                  0.75%    1.00%     15.44     15.93      761,073   11,777,523    -0.36%     -0.11%       0.70%
            2010                  0.75%    1.00%     15.49     15.95      904,374   14,040,223    10.46%     10.74%       0.60%
            2009                  0.75%    1.00%     14.03     14.40      996,878   14,010,749    28.71%     29.03%       0.70%
            2008                  0.75%    1.00%     10.90     11.16    1,101,328   12,023,926   -35.06%    -34.90%       0.88%

LVIP GLOBAL INCOME STANDARD CLASS
            2012                  1.00%    1.00%     12.52     12.52       19,785      247,696     6.62%      6.62%       1.90%
            2011                  1.00%    1.00%     11.74     11.74       20,240      237,668     0.08%      0.08%       4.68%
            2010                  1.00%    1.00%     11.73     11.73       12,568      147,459     8.59%      8.59%       2.85%
            2009       7/15/09    1.00%    1.00%     10.80     10.80        6,160       66,561     5.35%      5.35%       3.68%

LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2012                  0.75%    1.00%     15.25     15.58      246,515    3,768,229     8.53%      8.80%       2.77%
            2011                  0.75%    1.00%     14.05     14.32      288,351    4,059,549    -5.17%     -4.93%       2.84%
            2010                  0.75%    1.00%     14.81     15.06      341,663    5,069,710     1.44%      1.70%       3.11%
            2009                  0.75%    1.00%     14.60     14.81      425,403    6,223,680    20.03%     20.33%       3.27%
            2008                  0.75%    1.00%     12.17     12.31      503,462    6,132,921   -37.29%    -37.13%       4.48%

LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2012                  0.75%    1.00%     11.57     11.74       65,720      760,605     7.46%      7.73%       2.39%
            2011                  0.75%    1.00%     10.77     10.89       65,779      709,674     0.24%      0.49%       0.83%
            2010                  0.75%    1.00%     10.74     10.84       77,423      832,709    10.36%     10.63%       1.15%
            2009                  0.75%    1.00%      9.74      9.80       73,801      719,040    23.16%     23.47%       2.10%
            2008                  0.75%    1.00%      7.90      7.94       55,025      435,193   -24.67%    -24.48%       3.42%

LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2012                  0.75%    1.00%     10.99     11.14      194,273    2,136,241     7.30%      7.57%       2.06%
            2011                  0.75%    1.00%     10.24     10.36      196,176    2,010,079    -0.80%     -0.55%       0.76%
            2010                  0.75%    1.00%     10.32     10.42      216,761    2,238,428    10.92%     11.19%       1.00%
            2009                  0.75%    1.00%      9.31      9.37      144,789    1,348,029    24.41%     24.72%       1.90%
            2008                  0.75%    1.00%      7.48      7.51      122,899      919,581   -27.62%    -27.44%       1.87%

LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2012                  0.75%    1.00%     10.62     10.78      278,616    2,960,652     6.82%      7.09%       1.90%
            2011                  0.75%    1.00%      9.95     10.06      249,283    2,479,688    -1.55%     -1.31%       0.66%
            2010                  0.75%    1.00%     10.10     10.20      226,525    2,288,763    11.43%     11.71%       0.91%
            2009                  0.75%    1.00%      9.07      9.13      178,202    1,615,827    26.68%     26.99%       2.09%
            2008                  0.75%    1.00%      7.16      7.19       70,442      504,196   -31.47%    -31.30%       1.48%

LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2012                  0.75%    1.00%      9.89     10.03      124,354    1,230,346     6.06%      6.32%       1.84%
            2011                  0.75%    1.00%      9.33      9.44      101,413      946,060    -2.44%     -2.20%       0.63%
            2010                  0.75%    1.00%      9.56      9.65       82,452      788,425    12.53%     12.82%       0.94%
            2009                  0.75%    1.00%      8.50      8.55       60,926      517,698    29.65%     29.97%       1.47%
            2008                  0.75%    1.00%      6.55      6.58       37,059      242,878   -36.19%    -36.03%       0.87%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT  FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
            2012                  1.00%    1.00%    $ 9.67    $ 9.67        2,647     $ 25,589     4.93%      4.93%       0.30%
            2011       7/15/11    1.00%    1.00%      9.21      9.21       29,223      269,237    -7.17%     -7.17%       0.00%

LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2012                  0.75%    1.00%     14.50     14.78      156,741    2,273,449     8.68%      8.96%       3.87%
            2011                  0.75%    1.00%     13.34     13.56      157,522    2,102,251     2.65%      2.91%       1.52%
            2010                  0.75%    1.00%     13.00     13.18      286,321    3,721,821     9.40%      9.68%       3.77%
            2009                  0.75%    1.00%     11.88     12.02      267,910    3,183,545    23.61%     23.92%       4.30%
            2008                  0.75%    1.00%      9.61      9.70      264,582    2,543,244   -19.25%    -19.05%       1.96%

LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2012                  0.75%    1.00%     13.22     13.47      391,875    5,182,561     8.06%      8.33%       2.50%
            2011                  0.75%    1.00%     12.23     12.43      418,427    5,120,586    -1.00%     -0.75%       1.97%
            2010                  0.75%    1.00%     12.35     12.53      420,843    5,201,715    11.60%     11.88%       2.89%
            2009                  0.75%    1.00%     11.07     11.20      409,680    4,537,418    27.75%     28.07%       4.70%
            2008                  0.75%    1.00%      8.67      8.74      372,615    3,230,340   -34.08%    -33.92%       1.09%

LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2012                  0.75%    1.00%     14.01     14.28      357,635    5,016,147     8.50%      8.77%       3.29%
            2011                  0.75%    1.00%     12.91     13.13      369,710    4,778,923     0.16%      0.41%       1.76%
            2010                  0.75%    1.00%     12.89     13.07      378,148    4,879,150    10.85%     11.12%       2.98%
            2009                  0.75%    1.00%     11.63     11.77      376,162    4,378,100    26.76%     27.08%       4.26%
            2008                  0.75%    1.00%      9.18      9.26      436,310    4,005,220   -27.35%    -27.17%       2.12%

LVIP SSGA BOND INDEX STANDARD CLASS
            2012                  0.75%    1.00%     11.91     12.02       59,085      704,258     2.82%      3.08%       2.74%
            2011                  0.75%    1.00%     11.58     11.66       50,337      583,204     6.33%      6.59%       3.71%
            2010                  0.75%    1.00%     10.89     10.94       44,556      485,640     4.91%      5.17%       2.71%
            2009        7/6/09    0.75%    1.00%     10.38     10.40       10,015      104,047    -0.52%      2.61%       3.50%

LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2012                  0.75%    1.00%     16.21     16.35       77,620    1,258,209    11.53%     11.81%       2.61%
            2011                  0.75%    1.00%     14.53     14.62       78,785    1,145,087   -15.78%    -15.57%       2.43%
            2010                  0.75%    1.00%     17.25     17.32       77,860    1,343,516    26.50%     26.82%       1.71%
            2009       6/29/09    0.75%    1.00%     13.64     13.66       42,116      574,480    21.46%     35.70%       1.67%

LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
            012                   0.75%    1.00%     12.45     12.69      149,416    1,861,171    10.04%     10.32%       3.40%
            011                   0.75%    1.00%     11.31     11.50      156,978    1,776,647    -0.78%     -0.53%       1.30%
            010                   0.75%    1.00%     11.40     11.56      169,896    1,938,112     7.65%      7.92%       1.05%
            009                   0.75%    1.00%     10.59     10.71      165,203    1,750,486    29.50%     29.82%       6.69%
            008                   0.75%    1.00%      8.18      8.25      201,111    1,645,101   -41.05%    -40.90%       0.64%

LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2012                  0.75%    1.00%     13.03     13.15        8,001      104,237    16.95%     17.26%       1.86%
            2011                  0.75%    1.00%     11.14     11.14        6,474       72,113   -13.25%    -13.25%       1.04%
            2010                  1.00%    1.00%     12.84     12.84        8,697      111,675     5.98%      5.98%       1.50%
            2009       7/16/09    1.00%    1.00%     12.12     12.12        4,951       59,991    19.49%     19.49%       2.53%

LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2012       5/21/12    1.00%    1.00%     10.73     10.73        1,968       21,113     9.05%      9.05%       2.06%

LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2012       6/19/12    1.00%    1.00%     10.92     10.92          507        5,536     8.17%      8.17%       1.01%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2012                  0.75%    1.00%     17.25     17.84      904,684   15,640,591    15.15%     15.43%       0.00%
            2011                  0.75%    1.00%     14.98     15.46    1,006,689   15,117,255    -4.82%     -4.59%       0.00%
            2010                  0.75%    1.00%     15.74     16.20    1,167,911   18,420,566    27.09%     27.41%       0.00%
            2009                  0.75%    1.00%     12.39     12.71    1,309,307   16,250,903    44.89%     45.25%       0.10%
            2008                  0.75%    1.00%      8.55      8.75    1,423,681   12,193,479   -43.35%    -43.20%       0.00%

LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2012                  0.75%    1.00%      7.61      7.85      199,348    1,521,247    15.23%     15.52%       0.00%
            2011                  0.75%    1.00%      6.60      6.79      210,235    1,391,272    -6.62%     -6.39%       0.21%
            2010                  0.75%    1.00%      7.07      7.26      224,617    1,591,476    10.24%     10.51%       0.73%
            2009                  0.75%    1.00%      6.42      6.57      247,111    1,588,529    37.15%     37.49%       0.85%
            2008                  0.75%    1.00%      4.68      4.78      279,582    1,310,114   -41.41%    -41.26%       0.66%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM    INVESTMENT
                  COMMENCEMENT  FEE      FEE      UNIT      UNIT      UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)       RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
NB AMT LARGE CAP VALUE I CLASS
            2012                  0.75%    1.00%    $17.00    $17.58      253,438  $ 4,318,915    15.44%     15.73%       0.41%
            2011                  0.75%    1.00%     14.72     15.19      290,712    4,290,578   -12.24%    -12.02%       0.00%
            2010                  0.75%    1.00%     16.78     17.27      359,925    6,050,361    14.52%     14.80%       0.66%
            2009                  0.75%    1.00%     14.65     15.04      408,049    5,993,548    54.52%     54.91%       2.64%
            2008                  0.75%    1.00%      9.48      9.71      449,518    4,271,182   -52.87%    -52.75%       0.50%

NB AMT MID CAP GROWTH I CLASS
            2012                  0.75%    1.00%      9.38      9.67      702,641    6,598,276    11.30%     11.57%       0.00%
            2011                  0.75%    1.00%      8.42      8.66      757,209    6,387,768    -0.53%     -0.28%       0.00%
            2010                  0.75%    1.00%      8.47      8.69      873,255    7,404,066    27.81%     28.13%       0.00%
            2009                  0.75%    1.00%      6.63      6.78      975,025    6,471,128    30.29%     30.62%       0.00%
            2008                  0.75%    1.00%      5.09      5.19    1,026,161    5,224,044   -43.93%    -43.79%       0.00%

T. ROWE PRICE INTERNATIONAL STOCK CLASS I
            2012                  0.75%    1.00%     18.60     19.24      626,616   11,673,495    17.26%     17.55%       1.25%
            2011                  0.75%    1.00%     15.86     16.36      678,905   10,784,826   -13.70%    -13.49%       1.43%
            2010                  0.75%    1.00%     18.38     18.91      788,274   14,509,437    13.32%     13.60%       0.89%
            2009                  0.75%    1.00%     16.22     16.65      900,546   14,630,234    50.87%     51.25%       2.71%
            2008                  0.75%    1.00%     10.75     11.01      973,595   10,481,445   -49.21%    -49.09%       1.91%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                     AGGREGATE     AGGREGATE
                                                                     COST OF       PROCEEDS
SUBACCOUNT                                                           PURCHASES     FROM SALES
---------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                               $   176,967   $  400,716
ABVPSF Growth Class B                                                    88,468      126,418
ABVPSF Growth and Income Class B                                        253,873      143,864
American Century VP Balanced Class I                                    491,332    1,810,391
American Century VP Inflation Protection Class I                        693,943      236,500
American Funds Global Growth Class 2                                    497,566      928,634
American Funds Growth Class 2                                           877,154    2,615,130
American Funds Growth-Income Class 2                                    848,535    1,117,233
American Funds International Class 2                                    485,619    2,437,875
BlackRock Global Allocation V.I. Class I                                320,912      373,246
Delaware VIP Diversified Income Standard Class                        1,163,152      899,120
Delaware VIP High Yield Standard Class                                  658,390      646,462
Delaware VIP REIT Service Class                                         945,683    1,924,060
Delaware VIP Small Cap Value Service Class                            1,191,114    1,176,595
Delaware VIP Smid Cap Growth Service Class                            1,436,515    1,068,854
Dreyfus Opportunistic Small Cap Initial Class                           192,873    3,101,498
Dreyfus Stock Index Initial Class                                     3,771,668    6,240,272
DWS Alternative Asset Allocation VIP Class A                            109,214       80,176
DWS Equity 500 Index VIP Class A                                        257,480    1,133,476
DWS Small Cap Index VIP Class A                                         157,824      200,201
Fidelity VIP Asset Manager Initial Class                              1,195,399    3,972,644
Fidelity VIP Contrafund Service Class 2                               1,275,126    1,719,099
Fidelity VIP Equity-Income Initial Class                              4,275,364    4,870,240
Fidelity VIP Growth Initial Class                                       921,769    6,382,564
Fidelity VIP Money Market Initial Class                                 113,800      152,927
Janus Aspen Series Worldwide Institutional Class                        146,622      972,989
LVIP Baron Growth Opportunities Service Class                         1,141,843    2,500,830
LVIP BlackRock Inflation Protected Bond Standard Class                  100,814       31,387
LVIP Clarion Global Real Estate Standard Class                           84,849       85,140
LVIP Delaware Bond Standard Class                                     1,114,820    1,377,348
LVIP Delaware Diversified Floating Rate Service Class                    28,779        7,533
LVIP Delaware Foundation Aggressive Allocation Standard Class            60,834       15,400
LVIP Delaware Foundation Conservative Allocation Standard Class         256,150      196,638
LVIP Delaware Foundation Moderate Allocation Standard Class              64,856        8,256
LVIP Delaware Growth and Income Standard Class                          148,970      515,042
LVIP Delaware Social Awareness Standard Class                         1,195,752    1,332,521
LVIP Global Income Standard Class                                        62,263       65,434
LVIP Mondrian International Value Standard Class                        352,958      876,265
LVIP Protected Profile 2010 Standard Class                              376,235      338,031
LVIP Protected Profile 2020 Standard Class                              391,675      389,510
LVIP Protected Profile 2030 Standard Class                              618,604      288,336
LVIP Protected Profile 2040 Standard Class                              349,650      108,106
LVIP Protected Profile 2050 Standard Class                               33,029      291,464
LVIP Protected Profile Conservative Standard Class                      523,596      442,273
LVIP Protected Profile Growth Standard Class                            538,854      803,073
LVIP Protected Profile Moderate Standard Class                          502,079      548,824
LVIP SSgA Bond Index Standard Class                                     384,050      265,704
LVIP SSgA Emerging Markets 100 Standard Class                           676,936      549,793
LVIP SSgA Global Tactical Allocation RPM Standard Class                 154,389      200,315
LVIP SSgA International Index Standard Class                             48,971       28,572
LVIP SSgA S&P 500 Index Standard Class                                   21,188           58
LVIP SSgA Small-Cap Index Standard Class                                  5,492           18
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             866,865    2,279,647
LVIP UBS Large Cap Growth RPM Standard Class                            182,560      278,255
NB AMT Large Cap Value I Class                                          126,453      741,617
NB AMT Mid Cap Growth I Class                                           342,586      901,984
T. Rowe Price International Stock Class I                               291,391    1,163,385

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                  NET
                                                                      SHARES      ASSET      FAIR VALUE
SUBACCOUNT                                                            OWNED       VALUE      OF SHARES      COST OF SHARES
--------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  114,032    $16.42    $  1,872,400    $  1,771,748
ABVPSF Growth Class B                                                   52,877     22.50       1,189,737         945,185
ABVPSF Growth and Income Class B                                        58,763     20.66       1,214,053       1,156,318
American Century VP Balanced Class I                                 2,248,382      7.13      16,030,962      15,267,790
American Century VP Inflation Protection Class I                       135,068     12.05       1,627,572       1,565,721
American Funds Global Growth Class 2                                   211,832     23.44       4,965,346       4,446,556
American Funds Growth Class 2                                          387,681     60.45      23,435,325      20,074,184
American Funds Growth-Income Class 2                                   207,442     38.24       7,932,599       7,483,041
American Funds International Class 2                                   644,141     17.62      11,349,772      11,493,699
BlackRock Global Allocation V.I. Class I                                75,436     16.10       1,214,524       1,183,800
Delaware VIP Diversified Income Standard Class                         637,297     11.07       7,054,875       6,509,823
Delaware VIP High Yield Standard Class                                 502,964      6.11       3,073,108       2,800,375
Delaware VIP REIT Service Class                                        961,305     12.04      11,574,110      11,857,288
Delaware VIP Small Cap Value Service Class                             244,014     33.04       8,062,218       7,044,285
Delaware VIP Smid Cap Growth Service Class                             182,199     23.67       4,312,653       4,011,046
Dreyfus Opportunistic Small Cap Initial Class                          766,897     31.66      24,279,952      31,602,836
Dreyfus Stock Index Initial Class                                    1,529,756     31.86      48,738,031      40,655,970
DWS Alternative Asset Allocation Class A                                 9,422     13.90         130,970         127,896
DWS VIT Equity 500 Index Class A                                       116,850     15.01       1,753,918       1,487,618
DWS VIT Small Cap Index Class A                                        147,264     13.56       1,996,898       1,860,382
Fidelity VIP Asset Manager Initial Class                             2,597,606     15.17      39,405,684      39,605,052
Fidelity VIP Contrafund Service Class 2                                707,870     26.00      18,404,613      18,305,168
Fidelity VIP Equity-Income Initial Class                             1,951,674     19.94      38,916,381      42,563,078
Fidelity VIP Growth Initial Class                                    1,539,889     42.05      64,752,320      56,709,620
Fidelity VIP Money Market Initial Class                                  7,989      1.00           7,989           7,989
Janus Aspen Series Worldwide Institutional Class                       287,690     30.74       8,843,580      10,445,221
LVIP Baron Growth Opportunities Service Class                          400,861     35.08      14,063,790       9,355,631
LVIP BlackRock Inflation Protected Bond Standard Class                   6,031     11.48          69,231          69,598
LVIP Clarion Global Real Estate Standard Class                          73,389      8.50         623,588         479,927
LVIP Delaware Bond Standard Class                                      557,037     14.21       7,916,606       7,417,552
LVIP Delaware Diversified Floating Rate Service Class                    2,489     10.14          25,231          25,180
LVIP Delaware Foundation Aggressive Allocation Standard Class           11,871     13.19         156,632         144,936
LVIP Delaware Foundation Conservative Allocation Standard Class         78,192     14.50       1,134,016       1,130,342
LVIP Delaware Foundation Moderate Allocation Standard Class             21,360     14.48         309,227         290,264
LVIP Delaware Growth and Income Standard Class                         115,107     33.04       3,802,776       3,318,641
LVIP Delaware Social Awareness Standard Class                          381,904     32.54      12,425,261      12,318,627
LVIP Global Income Standard Class                                       20,977     11.80         247,615         244,193
LVIP Mondrian International Value Standard Class                       247,168     15.24       3,767,581       4,696,364
LVIP Protected Profile 2010 Standard Class                              69,815     11.26         786,044         713,696
LVIP Protected Profile 2020 Standard Class                             197,895     10.79       2,134,886       1,908,289
LVIP Protected Profile 2030 Standard Class                             278,509     10.63       2,959,712       2,571,029
LVIP Protected Profile 2040 Standard Class                             122,829     10.01       1,229,391       1,100,993
LVIP Protected Profile 2050 Standard Class                               2,709      9.40          25,464          25,025
LVIP Protected Profile Conservative Standard Class                     178,645     12.85       2,295,588       2,079,299
LVIP Protected Profile Growth Standard Class                           435,129     11.90       5,178,911       4,947,701
LVIP Protected Profile Moderate Standard Class                         399,106     12.56       5,013,575       4,606,819
LVIP SSgA Bond Index Standard Class                                     61,055     11.57         706,463         701,569
LVIP SSgA Emerging Markets 100 Standard Class                          119,985     10.45       1,253,484       1,424,591
LVIP SSgA Global Tactical Allocation RPM Standard Class                169,928     10.95       1,860,877       1,855,107
LVIP SSgA International Index Standard Class                            13,268      7.94         105,372         102,255
LVIP SSgA S&P 500 Index Standard Class                                   2,072     10.19          21,115          21,131
LVIP SSgA Small-Cap Index Standard Class                                   283     19.60           5,536           5,474
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class            997,098     15.69      15,642,467      13,772,250
LVIP UBS Large Cap Growth RPM Standard Class                            64,576     23.55       1,520,770       1,221,205
NB AMT Large Cap Value I Class                                         372,473     11.60       4,320,689       4,985,847
NB AMT Mid Cap Growth I Class                                          213,034     30.97       6,597,655       5,062,011
T. Rowe Price International Stock Class I                              839,946     13.90      11,675,252      11,043,180

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                     UNITS       UNITS        NET INCREASE
SUBACCOUNT                                                           ISSUED      REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                 41,931      (88,606)       (46,675)
ABVPSF Growth Class B                                                 12,037      (15,604)        (3,567)
ABVPSF Growth and Income Class B                                      19,589      (11,306)         8,283
American Century VP Balanced Class I                                  10,199      (56,280)       (46,081)
American Century VP Inflation Protection Class I                      50,052      (18,719)        31,333
American Funds Global Growth Class 2                                  28,734      (56,252)       (27,518)
American Funds Growth Class 2                                         72,775     (230,595)      (157,820)
American Funds Growth-Income Class 2                                  61,008      (86,555)       (25,547)
American Funds International Class 2                                  31,018     (197,558)      (166,540)
BlackRock Global Allocation V.I. Class I                              24,498      (30,049)        (5,551)
Delaware VIP Diversified Income Standard Class                        46,242      (51,567)        (5,325)
Delaware VIP High Yield Standard Class                                26,305      (39,260)       (12,955)
Delaware VIP REIT Service Class                                       31,689      (67,968)       (36,279)
Delaware VIP Small Cap Value Service Class                            37,159      (67,386)       (30,227)
Delaware VIP Smid Cap Growth Service Class                           102,224      (89,083)        13,141
Dreyfus Opportunistic Small Cap Initial Class                         10,755     (131,219)      (120,464)
Dreyfus Stock Index Initial Class                                      9,848     (127,726)      (117,878)
DWS Alternative Asset Allocation VIP Class A                           8,327       (6,417)         1,910
DWS Equity 500 Index VIP Class A                                      17,036      (85,138)       (68,102)
DWS Small Cap Index VIP Class A                                       10,641      (13,515)        (2,874)
Fidelity VIP Asset Manager Initial Class                              12,345     (108,835)       (96,490)
Fidelity VIP Contrafund Service Class 2                               81,110     (114,688)       (33,578)
Fidelity VIP Equity-Income Initial Class                              20,218     (142,720)      (122,502)
Fidelity VIP Growth Initial Class                                     14,900     (130,299)      (115,399)
Fidelity VIP Money Market Initial Class                                6,328       (8,263)        (1,935)
Janus Aspen Series Worldwide Institutional Class                       8,367      (70,332)       (61,965)
LVIP Baron Growth Opportunities Service Class                         11,760      (68,891)       (57,131)
LVIP BlackRock Inflation Protected Bond Standard Class                 9,819       (3,071)         6,748
LVIP Clarion Global Real Estate Standard Class                        11,664      (11,446)           218
LVIP Delaware Bond Standard Class                                     53,590      (86,853)       (33,263)
LVIP Delaware Diversified Floating Rate Service Class                  2,874         (756)         2,118
LVIP Delaware Foundation Aggressive Allocation Standard Class          4,156       (1,122)         3,034
LVIP Delaware Foundation Conservative Allocation Standard Class       17,805      (14,637)         3,168
LVIP Delaware Foundation Moderate Allocation Standard Class            4,353         (571)         3,782
LVIP Delaware Growth and Income Standard Class                        14,947      (50,764)       (35,817)
LVIP Delaware Social Awareness Standard Class                         18,140      (75,689)       (57,549)
LVIP Global Income Standard Class                                      4,861       (5,316)          (455)
LVIP Mondrian International Value Standard Class                      19,799      (61,635)       (41,836)
LVIP Protected Profile 2010 Standard Class                            32,060      (32,119)           (59)
LVIP Protected Profile 2020 Standard Class                            34,624      (36,527)        (1,903)
LVIP Protected Profile 2030 Standard Class                            57,088      (27,755)        29,333
LVIP Protected Profile 2040 Standard Class                            34,590      (11,649)        22,941
LVIP Protected Profile 2050 Standard Class                             3,503      (30,079)       (26,576)
LVIP Protected Profile Conservative Standard Class                    32,188      (32,969)          (781)
LVIP Protected Profile Growth Standard Class                          35,119      (61,671)       (26,552)
LVIP Protected Profile Moderate Standard Class                        27,924      (39,999)       (12,075)
LVIP SSgA Bond Index Standard Class                                   31,516      (22,768)         8,748
LVIP SSgA Emerging Markets 100 Standard Class                         35,259      (36,424)        (1,165)
LVIP SSgA Global Tactical Allocation RPM Standard Class                8,975      (16,537)        (7,562)
LVIP SSgA International Index Standard Class                           3,933       (2,406)         1,527
LVIP SSgA S&P 500 Index Standard Class                                 1,970           (2)         1,968
LVIP SSgA Small-Cap Index Standard Class                                 507           --            507
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           29,830     (131,835)      (102,005)
LVIP UBS Large Cap Growth RPM Standard Class                          26,371      (37,258)       (10,887)
NB AMT Large Cap Value I Class                                         8,097      (45,371)       (37,274)
NB AMT Mid Cap Growth I Class                                         41,475      (96,043)       (54,568)
T. Rowe Price International Stock Class I                             11,848      (64,137)       (52,289)

The change in units outstanding for the year ended December 31, 2011, is as follows:


                                                                    UNITS         UNITS        NET INCREASE
SUBACCOUNT                                                          ISSUED        REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                                  28,716      (89,730)      (61,014)
ABVPSF Growth Class B                                                  13,669      (26,450)      (12,781)
ABVPSF Growth and Income Class B                                       17,866      (17,372)          494
American Century VP Balanced Class I                                   12,219      (89,072)      (76,853)
American Century VP Inflation Protection Class I                       68,599      (47,276)       21,323
American Funds Global Growth Class 2                                   36,255      (71,378)      (35,123)
American Funds Growth Class 2                                          99,774     (286,909)     (187,135)
American Funds Growth-Income Class 2                                   55,300     (126,045)      (70,745)
American Funds International Class 2                                   40,057     (288,992)     (248,935)
BlackRock Global Allocation V.I. Class I                               55,571      (27,440)       28,131
Delaware VIP Diversified Income Standard Class                         39,450     (100,939)      (61,489)
Delaware VIP High Yield Standard Class                                 35,146      (53,495)      (18,349)
Delaware VIP REIT Service Class                                        54,085      (89,633)      (35,548)
Delaware VIP Small Cap Value Service Class                             73,699     (133,950)      (60,251)
Delaware VIP Smid Cap Growth Service Class                            169,326      (85,408)       83,918
Dreyfus Opportunistic Small Cap Initial Class                          17,732     (181,695)     (163,963)
Dreyfus Stock Index Initial Class                                      12,531     (254,187)     (241,656)
DWS Alternative Asset Allocation VIP Class A                            6,619       (5,193)        1,426
DWS Equity 500 Index VIP Class A                                       25,084      (31,538)       (6,454)
DWS Small Cap Index VIP Class A                                        12,048      (26,926)      (14,878)
Fidelity VIP Asset Manager Initial Class                               17,713     (147,955)     (130,242)
Fidelity VIP Contrafund Service Class 2                                87,959     (251,409)     (163,450)
Fidelity VIP Equity-Income Initial Class                               28,432     (249,141)     (220,709)
Fidelity VIP Growth Initial Class                                      19,714     (263,799)     (244,085)
Fidelity VIP Money Market Initial Class                                10,874       (9,727)        1,147
Janus Aspen Series Worldwide Institutional Class                       13,567     (150,642)     (137,075)
LVIP Baron Growth Opportunities Service Class                          14,820     (104,725)      (89,905)
LVIP Clarion Global Real Estate Standard Class                         12,728      (22,650)       (9,922)
LVIP Delaware Bond Standard Class                                      72,255     (111,200)      (38,945)
LVIP Delaware Diversified Floating Rate Service Class                     474          (81)          393
LVIP Delaware Foundation Aggressive Allocation Standard Class           2,592       (1,071)        1,521
LVIP Delaware Foundation Conservative Allocation Standard Class         7,740      (10,556)       (2,816)
LVIP Delaware Foundation Moderate Allocation Standard Class             8,847       (2,737)        6,110
LVIP Delaware Growth and Income Standard Class                         21,700      (84,929)      (63,229)
LVIP Delaware Social Awareness Standard Class                          21,760     (165,061)     (143,301)
LVIP Global Income Standard Class                                      18,743      (11,071)        7,672
LVIP Mondrian International Value Standard Class                       20,015      (73,327)      (53,312)
LVIP Protected Profile 2010 Standard Class                             12,229      (23,873)      (11,644)
LVIP Protected Profile 2020 Standard Class                             41,284      (61,869)      (20,585)
LVIP Protected Profile 2030 Standard Class                             52,454      (29,696)       22,758
LVIP Protected Profile 2040 Standard Class                             35,187      (16,226)       18,961
LVIP Protected Profile 2050 Standard Class                             29,223           --        29,223
LVIP Protected Profile Conservative Standard Class                     33,749     (162,548)     (128,799)
LVIP Protected Profile Growth Standard Class                           39,814      (42,230)       (2,416)
LVIP Protected Profile Moderate Standard Class                         41,703      (50,141)       (8,438)
LVIP SSgA Bond Index Standard Class                                    52,471      (46,690)        5,781
LVIP SSgA Emerging Markets 100 Standard Class                          40,505      (39,580)          925
LVIP SSgA Global Tactical Allocation RPM Standard Class                18,586      (31,504)      (12,918)
LVIP SSgA International Index Standard Class                           11,124      (13,347)       (2,223)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class            56,616     (217,838)     (161,222)
LVIP UBS Large Cap Growth RPM Standard Class                           30,862      (45,244)      (14,382)
NB AMT Large Cap Value I Class                                          9,087      (78,300)      (69,213)
NB AMT Mid Cap Growth I Class                                          90,289     (206,335)     (116,046)
T. Rowe Price International Stock Class I                              12,943     (122,312)     (109,369)

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 12, 2013

                  Lincoln National Variable Annuity Account L

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2012

     Statement of Operations - Year ended December 31, 2012

     Statements of Changes in Net Assets - Years ended December 31, 2012 and
     2011

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2012 and 2011

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Cash Flows - Years ended December 31, 2012, 2011 and 2010

     Notes to Consolidated Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1)(a) Resolution of Board of Directors of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996.

   (b) Amendment dated December 2, 1996 to Resolution of Board of Directors of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-04999) filed on April 30, 1998.

(2) Not Applicable.

(3)(a) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996.


   (b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (d) Endorsement to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26,
   2000.

   (e) Group Annuity Amendment to Group Annuity Contracts incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (f) Endorsement to Certificate incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

   (g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-04999) filed on April 9,
2002.

   (h) Group Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-04999) filed on April 9, 2002.

   (i) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-04999) filed on April 6, 2004.

   (j) Section 403(b) Annuity Endorsement (32481-G-12/08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.

(5)(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-05827) filed on April 26, 2000.


   (b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-04999) filed on April 26, 2000.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Not Applicable.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (ii)(a) Dreyfus Variable Investment Fund and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed September 26, 1996. (Fund Participation Agreement)

       (b) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

       (c) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

       (d) Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-04999) filed on April 6, 2004. (Amendment)
(iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.
(iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (vii)(a) T. Rowe Price International Series, Inc and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)

       (b) T. Rowe Price International Series, Inc, and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)

       (c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment)

       (d) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment dated October 10, 2011)
(viii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.
(ix) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(x) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.
(xi) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(xii) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16,
      2009.

      American Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

      Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

     (iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

      Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

      Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-05827) filed on September 26, 1996.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 033-26032) filed on September 21, 2012.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President and Secretary
Ellen Cooper**                Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2013 there were 51,023 participants in group contracts under Account L.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life &

   Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -----------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
David M. Kittredge*         Senior Vice President
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Joel Schwartz*              Senior Vice President and Director
Elizabeth F. Conover***     Assistant Vice President and Chief Financial Officer
Thomas P. O'Neill*          Senior Vice President and Director
Nancy A. Smith*             Secretary

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 23 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 12th day of April, 2013.


      Lincoln National Variable Annuity Account L (Registrant)
      Group Variable Annuity I, II & III
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            (Signature-Officer of Depositor)
            Senior Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 12, 2013.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ John D. Weber           Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber